As filed with the SEC on April 30, 2004                                         Registration No:  333-01031

                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM N-6

                                           FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

                                                    Post-Effective Amendment No. 10

                                                           ________________

                                             THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                                                         (Exact Name of Trust)

                                              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                                          (Name of Depositor)

                                                           Prudential Plaza
                                                    Newark, New Jersey 07102-37777
                                                            (973) 802-7333
                                          (Address and telephone number of executive offices)

                                                          CLIFFORD E. KIRSCH
                                              VICE PRESIDENT and SENIOR CORPORATE COUNSEL
                                              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                                         213 WASHINGTON STREET
                                                     NEWARK, NEW JERSEY 07102-2992
                                                (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

[_]      immediately upon filing pursuant to paragraph (b) of Rule 485

[X]      on  May 1, 2004 pursuant to paragraph (b) of Rule 485

[  ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485

[  ]     on   _________  pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_]      This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment

PROSPECTUS

May 1, 2004

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

                                                GROUP VARIABLE UNIVERSAL LIFE

                                         The Prudential Insurance Company of America
                                                       751 Broad Street
                                                Newark, New Jersey 07102-3777
                                                   Telephone (800) 562-9874

ADDITIONAL INFORMATION ABOUT GROUP VARIABLE UNIVERSAL LIFE CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”), WHICH CAN BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER TOLL FREE AT (800) 562-9874.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES, NOR DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                                     PROSPECTUS CONTENTS

      Accelerated Benefit Option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits)
      28
      Accidental Death And Dismemberment Benefit.......................................................................29
      Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)29

This document is a prospectus. It tells you about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential Insurance,” the “Company”, “we,” “our,” or “us”) for insurance programs that are sponsored by groups.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys (or owns) coverage under a Group Contract. We will refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant. Certain Group Contracts may also permit a Participant to apply for separate insurance coverage for his or her qualified dependents.

We have tried to make this prospectus easy to understand. Still, the meaning of some terms is special because these terms describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a Definitions Of Special Terms section on page 43.

The Prudential Variable Contract Account GI-2

The Group Contracts and Certificates provide life insurance protection with flexible premium payments, a choice of underlying variable investment options and a Fixed Account. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select.

The Prudential Variable Contract Account GI-2 (“Separate Account”) has 134 variable investment options, including The Prudential Series Fund, Inc. (“Series Fund”). We call each investment option a “Subaccount.” We will invest the assets of each Subaccount in the Series Fund, or in the other mutual fund portfolios. When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts. We may use “Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

We will permit each Group Contractholder to choose up to 22 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. Generally, half of the Funds selected by the Group Contractholder must be from the Series Fund. The Fixed Account is also available in addition to the 22 funds selected by a Group Contractholder. (The Fixed Account is an investment option for which Prudential Insurance guarantees that the effective annual interest rate will be at least 4%.)

You may then choose investment options from among the Funds selected by your Group Contractholder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those funds directed to the investment options you select. Once you select the investment options you want, Prudential Insurance will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

We describe the Funds chosen by your Group Contractholder briefly in the section called “The Funds” that appears in the Supplement for your Group. We will provide you with a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses provide detailed information about the objectives and policies for each Fund, as well as the risks of investing in each Fund.

You should read this prospectus carefully and keep it for future reference. This document will be followed by prospectuses for each of the funds that will be available to you under your group program. You may also request a copy of the Statement of Additional Information, which provides additional details about your coverage. For some Group Contracts, this prospectus will be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those group contracts, the prospectus and the supplement together provide all the information you need to know about Group Variable Universal Life insurance, and you should read them together.

SUMMARY OF CHARGES AND EXPENSES

Expenses Other Than Portfolio Expenses

The following tables describe the maximum fees and expenses that you may pay when buying, owning, and surrendering the Certificate. The first table describes the maximum fees and expenses that you may pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, make withdrawals or surrender the certificate. A detailed explanation of these fees and expenses can be found in the Charges and Expenses section beginning on page 15.

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                                                       Transaction Fees
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--------------------------------------- ------------------------------------- --------------------------------------------
Charge                                  When Charge is Deducted               Maximum Guaranteed Charge*
--------------------------------------- ------------------------------------- --------------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------------
Charge for Sales Expenses                This charge is deducted from each    3.5% of each premium payment.
(Load)                                  premium when the premium is paid.

--------------------------------------- ------------------------------------- --------------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------------
Charge for Taxes Attributable to        This charge is deducted from each     Currently, the maximum is 5.419% of each
Premiums1                               premium when the premium is paid.     premium payment.

--------------------------------------- ------------------------------------- --------------------------------------------
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Charge for Processing Premiums           This charge is deducted from each    $2 from each premium payment.
                                        premium when the premium is paid.
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Surrender Charge                        This charge is assessed on a full     The lesser of $20 or 2% of the amount
                                        Surrender of a Certificate.           surrendered.

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Withdrawal Charge                       This charge is assessed on a          The lesser of $20 or 2% of the amount
                                        Withdrawal (Partial Surrender).       withdrawn.

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Transfer Charge                         This charge is assessed when          $20 per transfer after the twelfth.
                                        transfers between investment
                                        options exceed 12 in a Certificate
                                        Year.
--------------------------------------- ------------------------------------- --------------------------------------------
--------------------------------------- ------------------------------------- --------------------------------------------
Charge for Additional Statements        This charge is assessed each time     $20 per statement.
                                        you request an additional statement.
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Loan Transaction Charge                 This charge is assessed when a loan   $20 for each loan.
                                        is processed.
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Loan Interest                           This charge accrues daily.            The Loan Account crediting rate plus 2%.
--------------------------------------- ------------------------------------- --------------------------------------------

* The current charge may be less.

_________________

1 For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by
Prudential Insurance.  In some states, this is called a premium based administrative charge. Currently the maximum premium tax is 5.419%, based on the state or territory with the highest current state premium tax. However, this maximum amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

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                                  Periodic Charges Other Than The Funds' Operating Expenses
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
                                                 When Charge is Deducted
                    Charge                                                                  Amount Deducted
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
Separate Account Charge
                                                                          Maximum - 0.90% of the amount of assets in the
(for Mortality & Expense Risk)                           Daily.           variable investment options.
------------------------------------------------ ------------------------ ----------------------------------------------------

Charge for Administrative Expenses                      Monthly.          Maximum - $6.00
------------------------------------------------ ------------------------ ----------------------------------------------------

                                                                          Maximum - $83.33
*Cost of Insurance2                                                       Minimum - $0.04**
Charge for a Representative Certificate
Owner                                                   Monthly.          Representative current charge - $0.11****
------------------------------------------------ ------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------

#Additional Insurance Benefits3:
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------

                                                                          Maximum - $16.31***
Spouse Term Insurance                                   Monthly.          Minimum - $0.05***

                                                                          Representative current charge - $0.13****
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------

                                                                          Maximum - $0.12***
Child Term Insurance                                    Monthly.          Minimum - $0.06***

                                                                          Representative current charge - $0.06****
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
Additional Death & Dismemberment on
                                                                          Maximum - $0.02***
Employee's  life                                        Monthly.          Minimum - $0.02***

                                                                          Representative current charge - $0.02****
------------------------------------------------ ------------------------ ----------------------------------------------------
------------------------------------------------ ------------------------ ----------------------------------------------------
Additional Death & Dismemberment on Spouse's
                                                                          Maximum - $0.032***
life                                                    Monthly.          Minimum - $0.032***

                                                                          Representative current charge - $0.032****
------------------------------------------------ ------------------------ ----------------------------------------------------

      *  The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
          #     The charges shown for Additional Insurance Benefits are expressed as rates per $1,000 of coverage amount.
    ** This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
   ***   These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
 ****  The representative current charge for cost of insurance is a sample rate charged for a 45 year old insured who is an active employee.  The representative current charges for Additional Insurance benefits are sample rates charged under existing client plans.

2 The Cost of Insurance ("COI") charge varies based on the group and individual characteristics of the covered person. The amounts shown in the table may not be representative of the charge that a Participant will pay. Your Certificate contains more information about the COI charges that apply to you.

3 These benefits may not be available to some groups.

Deductions From Portfolios

The next table describes the Funds’ fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by any of the Funds, expressed as a percentage of average assets during the year. More detail concerning each Fund’s fees and expenses is contained in the Prospectus for each Fund.

----------------------------------------------------------------------------------- --------------- -----------------
                      Total Annual Fund Operating Expenses*                            Minimum          Maximum
----------------------------------------------------------------------------------- --------------- -----------------
----------------------------------------------------------------------------------- --------------- -----------------

Gross expenses deducted from the Fund's assets, including management fees,              0.37%            3.89%
distribution [and/or service] (12b-1) fees, and other expenses
----------------------------------------------------------------------------------- --------------- -----------------

*For 2003, the net fees of these funds ranged on an annual basis from 0.37% to 1.40% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential Insurance to the group that sponsors the Group Variable Universal Life Insurance program. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a death benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide you with flexibility in determining the amount and timing of your premium payments.

Often, the group that sponsors the Group Variable Universal Life insurance program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

The Death Benefit

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential Insurance will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options you select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal. See the Death Benefit and Contract Values section on page 32.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options you select. Prudential Insurance will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options you select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential Insurance deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If the balance in your Certificate Fund is not enough to pay any month’s charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if you do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options you select.

Allocation of Premiums and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some Group Contracts, a processing charge and a sales charge. The remainder is your Net Premium, which is then invested in the investment options. (See the Charges and Expenses section on page 15).

You may choose investment options from among the Funds selected by your Group Contractholder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What you choose depends on your personal circumstances, your investment objectives and how they may change over time.

If you prefer to reduce the risks that come with investing in the Funds, you can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential Insurance guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential Insurance declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section on page 15.

Transfers

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year. We limit the number of times you may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See Transfers and Transfer Restrictions on page 23.

Dollar Cost Averaging

Dollar Cost Averaging (“DCA”) lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. The minimum transfer amount is $100. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. See the Dollar Cost Averaging section on page 25.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some Group Contracts, Prudential Insurance is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the Surrenders and Partial Surrenders/Withdrawals section on page 35, and the Tax Treatment of Certificate Benefits section on page 39.

Withdrawals from the Certificate Fund

While your Certificate is in effect, you may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some Group Contracts may have a limit on the number of withdrawals you can make in a year. Some Group Contracts may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences. See the Surrenders and Partial Surrenders/Withdrawals section on page 35, and the Tax Treatment of Certificate Benefits section on page 39.

Loans

You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month’s charges. In states that require it, you may borrow a greater amount. The minimum amount you may borrow at any one time is $200. Loan interest charges accrue daily. Under some Group Contracts, we may make a charge of up to $20 for each loan. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section on page 37, and the Tax Treatment of Certificate Benefits section on page 39.

Canceling Your Certificate

Generally, you may return your Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. (However, if applicable law so requires, you will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the “Free Look” Period section on page 22.

SUMMARY OF CONTRACT RISKS

Contract Values Are Not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options you select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and you could lose your insurance. If you prefer to reduce the risks that come with investing in the variable options, you can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. For example, life insurance could play an important role in helping you to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Certificate may lapse or you may not accumulate the funds you need. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and you have an outstanding Certificate loan, there may be tax consequences. See the Tax Treatment of Certificate Benefits section on page 39.

This insurance is designed to provide benefits on a long-term basis. Consequently, you should not purchase the insurance as a short-term investment vehicle. Because of the long-term nature of the insurance, you should consider whether purchasing the insurance is consistent with the purpose for which it is being considered.

Risk of an Increase in Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Contract Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, we will notify you of the payment you need to make to prevent your insurance from terminating. We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the Lapse section and the Reinstatement section on page 38. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the Tax Treatment of Certificate Benefits section on page 39.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200. However, you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some Group Contracts have a limit on the number of partial withdrawals you can make in a year, and some Group Contracts may impose a transaction charge (the lesser of $20 or 2% of the amount withdrawn).

You may not repay any amount that you withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your death benefit but you generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences. See the Tax Treatment of Certificate Benefits section on page 39.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund, which may have tax consequences. If you have a loan outstanding when you surrender your Certificate, or when you allow your Certificate to lapse, the amount you borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Tax Treatment of Certificate Benefits section on page 39.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Tax Treatment of Certificate Benefits section on page 39.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage, either by asking for a new policy or by buying additional insurance, than it is for you to replace a policy. In that way, you don’t lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

RISK /BENEFIT SUMMARY: PORTFOLIO COMPANY RISKS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds section on page 14 and The Fixed Account section on page 15.

Risks Associated with the Variable Investment Options

Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a “Fund”). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund Prospectuses for the Portfolios. The income, gains and losses of one Fund generally have no effect on the investment performance of any other.

We do not promise that the Funds will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More About the Funds

Before allocating amounts to the variable investment options, you should read the Funds’ current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The contracts and certificates are issued by The Prudential Insurance Company of America (“Prudential Insurance,” “we” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential Insurance is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential Insurance. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential Insurance may owe under the contracts.

Prudential Insurance is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential Insurance’s consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential Insurance’s ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential Insurance and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Separate Account

The Separate Account was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a “separate account” under federal securities laws. The Separate Account holds assets that are segregated from all of Prudential Insurance’s other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential Insurance. Prudential Insurance is also the legal owner of the assets in the Separate Account. Prudential Insurance will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account’s assets may include funds contributed by Prudential Insurance to commence operation of the Separate Account and may include accumulations of the charges Prudential Insurance makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential Insurance’s general account. Before making any such transfer, Prudential Insurance will consider any possible adverse impact the transfer might have on the Separate Account.

Income, gains and losses related to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of Prudential Insurance’s other assets. These assets may not be charged with liabilities that arise from any other business Prudential Insurance conducts.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential Insurance. There are currently 134 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential Insurance reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

The Funds

There are currently 134 variable investment options offered under Group Variable Universal Life. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the subaccount. Prudential Insurance may add additional variable investment options in the future.

A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “Supplement”).

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at (800) 562-9874. You should read the Fund prospectuses before you decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the funds will be met.

Voting Rights

Prudential Insurance is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential Insurance. If federal securities laws change so that Prudential Insurance is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund’s shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund’s fundamental investment policy, you will vote separately by Fund. This practice is dictated by federal securities laws. Here’s how we will determine the number of Fund shares and votes for which you may give instructions:

o        To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

o        The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable
         Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. Also, Prudential Insurance itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds’ portfolios, provided that Prudential Insurance reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential Insurance does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Fund Shares

If Prudential Insurance’s management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. Before Prudential Insurance can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Group Contractholders and Participants in advance if we were to make such a substitution.

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential Insurance’s general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential Insurance other than those in the Separate Account and other separate accounts that have been or may be established by Prudential Insurance. Subject to applicable law, Prudential Insurance has sole discretion over the investment of the general account assets, and Certificate owners do not share in the investment experience of those assets.

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential Insurance declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential Insurance may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential Insurance may determine interest rates based on the contract year we receive the premium payments.

Because of exemptive and exclusionary provisions, Prudential Insurance has not registered the Fixed Account or the general account under federal securities laws. Prudential Insurance has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of federal securities laws relating to the accuracy of statements made in a prospectus.

We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section on page 23. Prudential Insurance has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the When Proceeds Are Paid section on page 30.

CHARGES AND EXPENSES

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks and expenses. For a Certificate that is in effect, Prudential Insurance reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not, in any case, increase charges above the maximum charges described below. You should refer to your Certificate and to the Supplement applicable to your Group to learn what charges apply to you.

Charge For Sales Expenses

We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page 16.

Charge For Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently made up of two parts:

o        The first part is for state and local premium taxes. Currently, it varies by group and ranges from 1.57% to 2.25%
         of the premium Prudential Insurance receives. This is Prudential Insurance's estimate of the average burden of state taxes for existing Group Clients. Tax rates vary from jurisdiction to jurisdiction and currently range from
         0% to 5.069%.  (In some states, this charge is called a premium-based administrative charge.)

o        The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by
         Prudential Insurance. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code.  This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Charge For Processing Premiums

We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page 16.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in good order. Under certain Group Contracts, Prudential Insurance may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 or 2% of the amount that you receive.

Withdrawal/Partial Surrender Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

Loan Charges

Under certain Group Contracts, Prudential Insurance may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction Of Charges

Prudential Insurance may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain Group Contracts where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

o        The size of the group;

o        The total amount of premium payments we expect to receive;

o        How long Participants will hold their Certificates;

o        The purpose for which the Group Contractholder bought the Group Contract and whether that purpose makes it likely that expenses will go down; and

o        Any other circumstances Prudential Insurance believes to be relevant in determining whether sales or administrative expenses will go down.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential Insurance’s reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participants.

Charge For The Cost Of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option you selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

        — the “your Certificate's "Net Amount at Risk" by

        — the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

o        the Covered Person's age;

o        the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

o        the life expectancy of the people covered under your Group Contract;

o        whether the Group Contractholder elected to buy any of the additional insurance benefits shown in the Additional
         Insurance Benefits section on page 28;

o        whether or not the Certificate is provided on a Portable basis; and

o        the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

o        The number of Certificates in effect;

o        The number of new Certificates issued;

o        The number of Certificates surrendered or becoming Portable;

o        The expected claims (death benefits, accelerated benefits and surrenders);

o        The expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

o        The expected expenses; and

o        The level of administrative services provided to the Group Contractholder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates may be up to 150% of the 1980 CSO Table. The guaranteed rates are based on many factors, including:

o        guaranteed issue procedures, if any;

o        simplified underwriting that may not require a medical exam, blood tests or urine tests;

o        groups with substandard risks characteristics; and

o        the expected maximum cost of any additional insurance benefits that the Group Contractholder elected to buy.

Generally, we will deduct the COI charge on the Monthly Deduction Date. Under some Group Contracts, we may deduct the charge when we receive the premium payments from the Group Contractholder. But generally, we will deduct them within 45 days of the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $42.10, and applies to insureds above age 95 under certain group insurance contracts. The lowest rate per thousand is $.04, and applies to insureds under age 30 under certain group insurance contracts.

The following table provides sample per thousand charges:

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          Insured's Age             Monthly Cost of Insurance Rate per $1000
------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------
              35                                     $.076
------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------
              45                                     $.166
------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------
              55                                     $.436
------------------------------- -------------------------------------------------
------------------------------- -------------------------------------------------
              65                                     $1.083
------------------------------- -------------------------------------------------

The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

Monthly Deductions From The Certificate Fund

In addition to the Cost of Insurance Charge described on page 17, Prudential Insurance will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some Group Contracts, we may deduct them when we receive the premium payments from the Group Contractholder. But generally, we will deduct them within 45 days of the Monthly Deduction Date.

1.     Charge For Additional Insurance Benefits: The Additional Insurance Benefits section on page 28 tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Contractholder elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that you have elected.

        Accelerated Benefit Option: There is no additional charge for this benefit.

        Spouse Term Insurance: The highest rate per thousand currently charged for this benefit is $16.31, and applies to spouses age 95 and over under certain group insurance contracts. The lowest rate per thousand currently charged for this benefit is $.05, and applies to spouses under age 30. The following table provides sample per thousand charges:

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     Insured's Age          Monthly Rate per $1000
----------------------- -----------------------------
----------------------- -----------------------------
          35                       $.076
----------------------- -----------------------------
----------------------- -----------------------------
          45                       $.128
----------------------- -----------------------------
----------------------- -----------------------------
          55                       $.364
----------------------- -----------------------------
----------------------- -----------------------------
          65                       $1.074
----------------------- -----------------------------
Some group contracts offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 of spouse term coverage and $5,000 child term coverage.

Child term insurance: The highest rate per thousand currently charged for this benefit is $.12. The lowest rate per thousand currently charged for this benefit is $.06. Generally, the same rate is payable at all ages for a given group of insureds.

Some group contracts offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 of spouse term coverage and $5,000 child term coverage.

Accidental Death & Dismemberment (AD&D) on the employee’s life: A sample rate per thousand currently charged for this coverage is $.02. Generally, one rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the spouse’s life: A sample rate per thousand currently charged for this coverage is $.032. Generally, one rate is payable at all ages for a given group of insureds.

2.     Charge For Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contractholders. This charge may be higher when premium payments are made directly to Prudential Insurance. The charge is guaranteed not to be more than $6 per month and currently is not more than $5.50 per month. We may reduce or eliminate this charge under certain Group Contracts. See the Reduction Of Charges section on page 16.

Daily Deduction From The Separate Account

Each day, Prudential Insurance deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential Insurance estimated when we determined what mortality charge to make. The “expense risk” assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential Insurance estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Charge for Expenses Incurred By The Funds

Participants indirectly bear the charges and expenses of the Funds they select. To find out details about the management fees and other underlying Fund expenses, you should see The Funds section in the accompanying Supplement for your Group. You should also read the prospectuses of the Funds.

This chart summarizes the charges that may be made:

   --------------------------------------------------------------------------------------------
     You Make A Premium Payment.
   --------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------
     Then, Prudential Insurance Deducts These Charges:

o        A Charge For Taxes Attributable To Premiums. Currently, this charge ranges from 1.92% to 2.60%.
         We reserve the right to increase this charge if the cost of our taxes related to premium payments increases. (In some states, this charge is known as a premium-based administrative charge.)

o        A Processing Charge of up to $2. (Under some Group Contracts, this charge is waived.)

o        A Sales Charge of up to 3.5%. (Under some Group Contracts, this charge is waived.)

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   -------------------------------------------------------------------------------------------
     The Remainder Is Your Net Premium
     This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.
   --------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------
     Daily Charges

     After your Net Premium is directed to your investment option(s), Prudential Insurance deducts the DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

o        A Daily Charge for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected. Prudential Insurance guarantees that this charge will not be more than an effective annual rate of 0.90%.

o        A Daily Charge for expenses incurred by the Funds. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.

    --------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------
     Monthly Charges

     Prudential Insurance deducts these charges from your Certificate Fund each month:

o        A Charge For Administrative Expenses of up to $6 per month.

o        A Charge For The Cost Of Insurance.

o        A Charge For Any Additional Insurance Benefits not already included in the charge for the cost of insurance.

Under some Group Contracts, Prudential Insurance may deduct these charges more or less frequently.

    Transaction Charges

     Some Group Contracts may also permit Prudential Insurance to make the following Transaction
     Charges:

o        When you Surrender your Certificate Fund or when you make a Withdrawal from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less;

           Each time you take a Loan from your Certificate Fund. The charge may be up to $20. In addition, interest will be charged on the loan. The loan interest will be the Loan Account crediting rate plus up to 2%.

o        When you request additional statements. The charge may be up to $20 for each statement; and

o        When you request more that 12 transfers between investment options in a Certificate Year. The charge may be up to
                $20 for each transfer after the 12th one.

Also, Prudential Insurance has the right to make a charge for any taxes that may be imposed on the operations of the Separate Account.

GENERAL DESCRIPTION OF CONTRACTS

The Group Contract

The Group Variable Universal Life insurance contract is issued by Prudential Insurance to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often, the group that sponsors a program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential Insurance and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life insurance. The Group Contract also states whether or not Eligible Group Members may also buy coverage for their dependents.

The Certificate Holder

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change daily. They change based on the performance of the investment options you selected.

Applicant Owner Provision

Some Group Contracts have an “applicant owner” provision. An “applicant owner” is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to “Participant” and “you” in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member’s spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. At any one time, only one person may be an “applicant owner” under a Certificate.

An “applicant owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential Insurance may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

However, states may require that the certificate be initially issued to the insured/employee. In those cases, the three year rule contained in Internal Revenue Code section 2035 may apply. You should consult your tax adviser if you are considering having the Certificate issued to someone other than the insured/employee.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential Insurance requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

How Prudential Insurance Issues Certificates

To apply for coverage under a Group Variable Universal Life insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential Insurance may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential Insurance approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, some Group Contracts allow an Eligible Group Member to also apply for coverage on his or her spouse’s life. No matter whose life is covered, the Participant is the person who “owns” the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “you,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential Insurance will issue a Certificate to each Participant, and we will issue a separate Certificate for spouse coverage. The Certificate tells you about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

The Eligible Group Member is usually the Participant. But, under some Group Contracts, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant.

Maximum Age

Generally, Prudential Insurance will not issue Certificates for a person who is older than age 74. And, Prudential Insurance will generally end a Participant’s coverage at the maximum age shown in the Certificate (usually, that is age 100).

“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential Insurance.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 20 days after the Certificate Date, your premium payments will be invested in the Fixed Account (or, under some Group Contracts, in the Series Fund Money Market Portfolio). Prudential Insurance reserves the right to limit contributions and transactions during the free look period.

Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

o        The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

o        The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

o        We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

o        We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential Insurance (or, if allowed by law, Prudential Insurance’s designee) on the form we require you to use for this purpose. Prudential Insurance will give you a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at 1-800-562-9874.

If you make more than twelve transfers in a Certificate Year, Prudential Insurance may charge up to $20 for each transfer after the twelfth. Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a “market timing” strategy, since it may be disruptive to the Separate Account and the Funds.

Transfer Restrictions

Frequent transfers among investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For these reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.

In light of the risks posed to Certificate owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any Certificate Year for all existing or new Certificate owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Certificate Year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund’s portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

o        Once you have made 20 transfers during a Certificate Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order.  For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing," (ii)
         will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count transfers that involve one of our systematic programs, such as dollar cost averaging.

o        With respect to each variable investment option (other than the Prudential Series Fund Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option.  If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer
         Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option").  Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted
         Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the Restricted Option invests in an international fund.  For purposes of this rule, we do not count transfers made in connection with one of our systematic programs, such as dollar cost averaging.  Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Certificate at any time.

o        We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.

o        If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.

o        We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Changing the Allocation of Future Premium Payments

You may ask Prudential Insurance to change the way your future premium payments will be allocated among the investment options. Prudential Insurance will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order. The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

You may not change the way Prudential Insurance allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section on page 38.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for it in the future.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging (“DCA”). Once the free look period ends, this feature lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential Insurance will give you a form to request DCA. If we receive your request form in good order, we will start DCA processing during the next month. We will terminate the DCA arrangement when any of the following events occurs:

o        We have completed the designated number of transfers;

o        The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer;

o        Prudential Insurance receives your written request to end the DCA arrangement; or

o        You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

Termination of a Group Contractholder’s Participation

The Group Contractholder may decide to terminate the Group Contract with Prudential Insurance, by giving Prudential Insurance 90 days’ written notice.

In addition, Prudential Insurance may terminate a Group Contract:

o        If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice; or

o        If the Group Contractholder fails to remit premium payments to Prudential Insurance in a timely way, at the end of the grace period.

Termination of the Group Contract means that the Group Contractholder will not remit premiums to Prudential Insurance. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the Options On Termination Of Coverage section on page 26. The options that are available to you from Prudential Insurance may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Under some Group Contracts, Participants may be able to continue insurance coverage even though they are no longer an Eligible Group Member. This is called Portable Coverage. With Portable Coverage, you will start to make premium payments directly to Prudential Insurance (or to Prudential Mutual Fund Services, Inc.). We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Portable Coverage. See also the Charges and Expenses section on page 15. Charges and expenses for Portable Coverage may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential Insurance may require that you keep a specified minimum amount in your Certificate Fund to continue as a Portable Certificate holder.

Under other Group Contracts, Participants will not be able to continue insurance coverage when no longer an Eligible Group Member. Those Participants have the options of Conversion, Paid-up Coverage or payment of Cash Surrender Value. See the Options On Termination Of Coverage section below.

Options On Termination Of Coverage

If you elect to terminate your coverage, you will have the following options: Paid-up Coverage or Payment of Cash Surrender Value. These options are described below.

If the Group Contract ends, the effect on Participants depends on whether or not the Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o        If the Group Contractholder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the
         Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash
         Surrender Value of your Certificate.

o        If the Group Contractholder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below. Under some Group Contracts, you may also have the option of continuing your insurance coverage on a Portable basis.  Prudential Insurance might impose certain rules and limits on the continued insurance.  The rules and limits are shown in your Certificate.  You should read your Certificate to find out what rules and limits apply when you want to continue your insurance on a
         Portable basis.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential Insurance evidence that the Covered Person is in good health, if your Certificate has been in force for at least 5 years (under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential Insurance normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

o        $10,000; or

o        the Face Amount of your Certificate minus the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate’s Cash Surrender Value for Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day you elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate’s Death Benefit right before you elect Paid-up Coverage. Once you elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential Insurance will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Tax Treatment of Certificate Benefits section on page 39.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential Insurance on the form that we require you to use for this purpose. The election of this option may have tax consequences. See the Tax Treatment of Certificate Benefits section on page 39.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

Other General Contract Provisions

Assignment

You may assign your Certificate, including all rights, benefits and privileges that you have to someone else. If you do, you should consider the references to “you” in this prospectus as applying to the person to whom you validly assigned your Certificate.

Prudential Insurance will honor the assignment only if:

o        You make the assignment in writing; and
o        You sign it; and
o        Prudential Insurance receives a copy of the assignment at the Prudential Insurance office shown in your
              Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the Tax Treatment of Certificate Benefits section on page 39.

Experience Credits

The Group Contract is eligible to receive Experience Credits. But, we have set the premium rates in such a way that we will not generally pay an experience credit. If there is an Experience Credit, Prudential Insurance will pay it to the Group Contractholder.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential Insurance will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person’s lifetime, Prudential Insurance will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person’s lifetime.

Misstatement of Age

If the Covered Person’s age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

Additional Insurance Benefits

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available. You should refer to the Group Contract and your Certificate to find out what additional insurance benefits are available to you.

Accelerated Benefit Option ( referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits)

Under an accelerated benefit option, you can elect to receive an early lump sum payment of part of the Certificate’s Death Benefit when the Covered Person is diagnosed as being terminally ill. “Terminally ill” means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential Insurance satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person’s Net Amount at Risk, plus a portion of the Covered Person’s Certificate Fund. If you elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person’s death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit option if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before you elect to receive this benefit.

Accidental Death And Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

Seat Belt Coverage (also referred to as Accidental Motor Vehicle Death Coverage)

Seat belt coverage provides a death benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. “Motor vehicle” means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Your Certificate lists the exclusions that apply.

Extended Death Protection During Total Disability (also referred to as Waiver of Cost of Insurance Charges/Premium)

An extended death benefit provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential Insurance will extend your insurance coverage if you become totally disabled prior to age 60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

Dependent Life Benefits

Dependent life benefits provide insurance on the life of a qualified dependent. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

Procedures

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance — for example, how you will submit an enrollment form, make premium payments, take loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contractholder can tell you what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contractholder. Under other Group Contracts, Participants will be required to deal directly with Prudential Insurance. Either way, Prudential Insurance will consider enrollment forms, payments, orders and other documents to be “received” when Prudential Insurance receives them in good order.

Telephone and Electronic Transactions

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders and partial withdrawals, and requesting loans.

Prudential Insurance will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Insurance Reconciles Financial Transactions

Transactions received in good order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in good order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

When Proceeds Are Paid

Prudential Insurance will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person’s death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

o        We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;

o        We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days
         (or a shorter period, if required by state law).

PREMIUMS

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund — minus Certificate Debt and outstanding charges — to cover each month’s charges. If there is not, your insurance will end (in insurance terms, it will “lapse”). If the balance in your Certificate Fund is not enough to pay any month’s charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don’t, your insurance coverage will end. See the Lapse section on page 38 to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the Definitions Of Special Terms section on page 43.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential Insurance reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Your Group Contractholder sets up the premium payment method. Some Participants will make payments through the Group Contractholder (who will pass them on to us). Other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential Insurance. See the Charges and Expenses section on page 15.

Deducting Premiums From Your Paycheck

Some Group Contractholders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contractholder’s rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that’s the case, you may still make premium payments below the minimum directly to Prudential Insurance.

Effect of Premium Payments on Tax Status

If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Tax Treatment of Certificate Benefits section on page 39.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential Insurance approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

How Prudential Insurance Will Deposit And Invest Premium Payments

Prudential Insurance will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the “Net Premium.” See the Charges and Expenses section on page 15.

Here’s how Prudential Insurance will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential Insurance receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

o        BEFORE THE CERTIFICATE DATE. Prudential Insurance will hold any premium payment that it receives before the
         Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

o        DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, we would use the Series Fund Money Market Portfolio instead of the Fixed
         Account.)

o        AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days,
         Prudential Insurance will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

         If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net
         Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

DEATH BENEFIT AND CONTRACT VALUES

When The Death Benefit Is Payable

Prudential Insurance will pay a Death Benefit to the beneficiary you have named, when the Covered Person dies.

Amount Of The Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code’s definition of life insurance. If that were the case for your Certificate, we would use one of two methods to increase the Death Benefit, increasing your cost of insurance. Each Group Contract will use one method or the other.

Under the first method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified “corridor percentage” of the Certificate Fund based on your Attained Age:

-------------------------------- ------------------------------ ------------------------------ ------------------------------
 COVERED PERSON'S ATTAINED AGE             CORRIDOR             COVERED PERSON'S ATTAINED AGE            CORRIDOR
  ---------------------------             PERCENTAGE            ------------------------------          PERCENTAGE
                                    -----------------------                                       -----------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------------
             0-40                             250                            60                             130
              41                              243                            61                             128
              42                              236                            62                             126
              43                              229                            63                             124
              44                              222                            64                             122
              ---                             ---                            ---                            ---
              45                              215                            65                             120
              46                              209                            66                             119
              47                              203                            67                             118
              48                              197                            68                             117
              49                              191                            69                             116
              ---                             ---                            ---                            ---
              50                              185                            70                             115
              51                              178                            71                             113
              52                              171                            72                             111
              53                              164                            73                             107
              54                              157                            74                             107
              ---                             ---                            ---                            ---
              55                              150                            75                             105
              56                              146                            76                             105
              57                              142                            77                             105
              58                              138                            78                             105
              59                              134                            79                             105

-------------------------------- ------------------------------ ------------------------------ ------------------------------
-------------------------------- ------------------------------ ------------------------------ ------------------------------
              ---                             ---                            ---                            ---
              80                              105                            90                             105
              81                              105                            91                             104
              82                              105                            92                             103
              83                              105                            93                             102
              84                              105                            94                             101
              ---                             ---                            ---                            ---
              85                              105                            95                             100
              86                              105                            96                             100
              87                              105                            97                             100
              88                              105                            98                             100
              89                              105                            99                             100
-------------------------------- ------------------------------ ------------------------------ ------------------------------

Under the second method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the “Net Single Premium” on the 1980 CSO Table.

How Your Beneficiary May Receive The Death Benefit

Group life insurance benefits are settled through Prudential’s Alliance Account® settlement option4. Once Prudential Insurance approves the claim, we will automatically establish an interest-bearing draftbook (“checkbook”) account in your beneficiary’s name and your beneficiary will have immediate access to the money.

_________________

4 Prudential's Alliance Account is a registered trademark of The Prudential Insurance Company of America.

The Alliance Account is not available for payments of less than $10,000, payments to individuals residing outside the United
States and its territories and certain other payments. These will be paid by check. Terminally ill participants who receive a portion of their insurance benefits under the Accelerated Benefit Option also use the Alliance Account.  There are fees for special services such as stop payment requests. You may wish to consult your tax advisor regarding interest earned on the account.

Wachovia  Securities  LLC, is a member NYSE & SIPC.  Wachovia  Securities  is the  Administrator  of the  Prudential  Alliance
Account Settlement  Option, a contractual  obligation of The Prudential  Insurance Company of America, a Prudential  Financial
company,  located at 751 Broad  Street,  Newark,  NJ  07102-3777.  Alliance  Account  balances  are not insured by the Federal
Deposit Insurance  Corporation  (FDIC).  Check clearing and processing  support are provided by Bank One. Wachovia  Securities and Bank One are not Prudential Financial companies.

Settlement Options

As an alternative to the Alliance Account, your beneficiary may choose one of the following settlement options:

Option 1: Payments for a Fixed Period
The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected. The total present value of payments not yet made, may be withdrawn at any time.

Option 2: Payment in Installments for Life
The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential Insurance has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

Option 3: Interest Income
All or part of the proceeds may be left with Prudential Insurance to earn interest, which can be paid annually, semi-annually, quarterly or monthly. The minimum deposit is $1000. This option allows you or your beneficiary to leave the Death Benefit with Prudential Insurance and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time.

Option 4: Payments of a Fixed Amount
You or your beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential Insurance will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. Any interest credited will be used to extend the payment period.

Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax adviser.

Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contractholder and on Prudential Insurance’s rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

Increases in the Face Amount

o        Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

o        Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

o        Some Group Contracts may not allow increases at all.

o        Whenever the Face Amount of insurance increases, Prudential Insurance may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential Insurance may not allow the increase.

o        An increase in the Face Amount will result in higher monthly insurance charges because the net amount at risk will increase.

Decreases in the Face Amount

o        Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

o        A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

o        Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant's salary decreases.

o        Some Group Contracts allow Prudential Insurance to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential Insurance will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes — whether it increases or decreases — the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the Tax Treatment of Certificate Benefits section on page 39. You should consult your tax adviser before you change the Face Amount of your insurance.

SURRENDERS AND PARTIAL SURRENDERS/WITHDRAWALS

Full Surrenders

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential Insurance will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.

We will pay the proceeds as described in the When Proceeds Are Paid section on page 30. Under certain Group Contracts, Prudential Insurance may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that you receive. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Tax Treatment Of Certificate Benefits section on page 39.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section on page 37.

The Cash Surrender Value will change daily to reflect:

o        Net Premiums;

o        Withdrawals;

o        Increases or decreases in the value of the Funds you selected;

o        Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

o        Interest accrued on any loan;

o        The daily asset charge for mortality and expense risks assessed against the variable investment options; and

o        Monthly charges that Prudential Insurance deducts from your Certificate Fund.

If you ask, we (or our designee) will tell you what the Cash Surrender Value of your Certificate is. Prudential Insurance does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.

Partial Surrenders/Withdrawals

While your Certificate is in effect, you may withdraw part of your Certificate’s Cash Surrender Value (“Withdrawal” or “Partial Surrender”). We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial surrenders/withdrawals will be effective as of the end of the Business Day on which we receive your request form. We will pay you in good order the withdrawn money as described in the When Proceeds Are Paid section on page 30. If you redeem units from your Certificate Fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges.

Some Group Contracts may impose a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw. Some Group Contracts may have a limit on the number of partial withdrawals you can make in a year. A partial withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that you withdraw, although you generally may make additional premium payments. Withdrawals may have tax consequences. See the Tax Treatment Of Certificate Benefits section on page 39.

LOANS

You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month’s charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential Insurance may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential Insurance will pay loan proceeds as described in the When Proceeds Are Paid section on page 30.

Interest charged on the loan accrues daily at a rate that Prudential Insurance sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here’s what happens:

o        We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

o        We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

o        We will generally credit interest on the amount in the Loan Account at an effective annual rate that may be up to
         2% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial surrender/withdrawal from the Certificate Fund. A partial surrender/withdrawal may have tax consequences. See the Partial Surrender/Withdrawals section on page 36 and the Tax Treatment of Certificate Benefits section on page 39.

A loan will not cause your Certificate to lapse. However, your Loan plus accrued interest (together, these are called “Certificate Debt”) may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month’s charges and your coverage will end. See the Lapse section on page 38.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See The Tax Treatment Of Certificate Benefits section on page 39.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate’s Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund is not enough, Prudential Insurance will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it. We will send the notice to the last known address we have on file for you.

How You Can Stop Your Insurance From Lapsing

You must make a payment that is enough to pay outstanding charges. Prudential Insurance must receive the payment by the later of:

o        61 days after the Monthly Deduction Date; or

o        30 days after the date we mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the Tax Treatment of Certificate Benefits section on page 39.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, you must send the following items to Prudential Insurance (or our designee):

o        A written request for reinstatement;

o        Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential Insurance;

o        A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section on page 15;

o        We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the
         Incontestability and the Suicide Exclusion sections on page 28. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future. Reinstatement of your certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAX TREATMENT OF CERTIFICATE BENEFITS

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment As Life Insurance And Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

o        You will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution from the Certificate Fund, and

o        The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, because of these uncertainties, we reserve the right to make changes — which will be applied uniformly to all Participants after advance written notice — that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential Insurance, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential Insurance reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Certificate owners and will be made with such notice to affected Certificate owners as is feasible under the circumstances.

Pre-Death Distributions

The tax treatment of any distribution you receive before the Covered Person’s death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

o        If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS").  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o        Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

o        Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the
         Certificate for the purposes of determining whether a withdrawal is taxable.

o        Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

o        The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed).  You should first consult a tax adviser if you are contemplating any of these steps.

o        If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the
         Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

o        Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity.

o        All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single
         Certificate for purposes of applying these rules.

Treatment As Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person, if different, dies.

The earnings of the Separate Account are taxed as part of Prudential Insurance’s operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here’s what that means:

o        First, the Death Benefit is generally not included in the gross income of the beneficiary;

o        Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the
         Participant. This is true whether the increases are from income or capital gains;

o        Third, partials surrenders and withdrawals are generally treated first as a return of your investment in the
         Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section on page 39.

o        Fourth, loans are not generally treated as distributions. Different tax rules apply if your certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section on page 39.

You should consult your tax adviser for guidance on your specific situation.

Legal Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to our practices and proceedings that are typical of the businesses in which we operate, including in both cases businesses that we have divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

We retained all liabilities for the litigation associated with our discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999) or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of Prudential Insurance’s former managed care operations and assert nationwide classes. In October, 2000, by Order of the Judicial Panel on Multi-district Litigation, class actions brought by policyholders and physicians were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. The policyholder actions have been resolved. The class actions brought by the physicians allege, among other things, breach of contract, violations of ERISA, violations of and conspiracy to violate RICO, and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. In September 2002, the court granted plaintiffs’ motion for certification of a nationwide class of physicians. Prudential Insurance and the other managed care defendants have appealed the certification to the United States Court of Appeals for the Eleventh Circuit. That appeal is pending.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential Insurance and other affiliated entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance. The complaint alleges that Prudential Insurance received prepayments of approximately $100 million.

Our litigation is subject to many uncertainties, and given its complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential Insurance, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position.

In January 2004, the NASD fined Prudential Equity Group, Inc. (formerly known as Prudential Securities Incorporated) and PIMS $2 million, and ordered the firms to pay customers $9.5 million for sales of fixed and variable annuities that violated a New York State Insurance Department regulation concerning replacement sales and NASD rules and for the use of incorrect annuity performance illustrations in sales of certain annuity contracts. We brought this matter to the New York Insurance Department and the NASD’s attention in response to an internal investigation, and in consultation with both the New York Insurance Department and the NASD, we have initiated a remediation program for all affected customers which has already provided $8 million in remediation.

Financial Statements

The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon the ability of Prudential Insurance to meet its obligations under the Contracts. The financial statements of the Separate Account and the consolidated financial statements of Prudential Insurance are made available in the Statement of Additional Information to this prospectus.

Statement of Additional Information

Contents:

The Prudential Insurance Company of America
The Prudential Variable Contract Account GI-2
Principal Underwriter
Sale of the Contract and Sales Commissions
State Regulation
ERISA Considerations
Performance Data
Ratings and Advertisements
Premiums
Services Performed by Third Parties
Experts
Financial Statements

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Attained Age — Your age as defined by the Group Contract.

Business Day — A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value — The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

Certificate — A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary — The same date each year as the Certificate Date.

Certificate Date — The effective date of coverage under a Certificate.

Certificate Debt — The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

Certificate Fund — The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year — The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary — The same date each year as the Contract Date.

Contract Date — The date on which the Group Contract is issued.

Covered Person — The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant’s spouse as the Covered Person.

Death Benefit — The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members — The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit — A refund that Prudential Insurance may provide under certain Group Contracts based on favorable experience.

Face Amount — The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account — An investment option under which Prudential Insurance guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds — The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account. We describe the Funds in the accompanying supplement.

Group Contract — A Group Variable Universal Life insurance contract that Prudential Insurance issues to the Group Contractholder. The term Group Contract also includes a participating employer’s participation in a multi-employer trust.

Group Contractholder — The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of such a group that joins a multiple employer trust, that group exercises the rights accorded to a Group Contractholder as described throughout this prospectus and in the trust participation agreement.

Guideline Annual Premium — A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential Insurance will advise you of the guideline annual premium under the Certificate.

Issue Age — The Covered Person’s Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account — An account within Prudential Insurance’s general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value — The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month’s charges.

Modified Endowment Contract — A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Tax Treatment Of Certificate Benefits section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date — Generally, the Contract Date and the first day of each succeeding month, except that whenever the monthly deduction date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Amount at Risk — The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium — Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

Paid-Up Coverage — This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant — An Eligible Group Member or “applicant owner” under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as “you” in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Portable — Under some Group Contracts, you may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Portable. Cost of insurance rates and charges may increase under a Portable Certificate since the Covered Person under a portable certificate may no longer be considered to be a member of the Group Contractholder’s group for purposes of determining those rates and charges.

Separate Account — Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under federal securities laws and established by Prudential Insurance to receive some or all of the Net Premiums and to invest them in the Funds.

Series Fund — The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount — A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

We, Prudential, Us — The Prudential Insurance Company of America.

You — A Participant.

To learn more about Prudential Insurance’s Group Variable Universal Life product, you can request a copy of the Statement of Additional Information (“SAI”) dated May 1, 2004 by calling our customer service center toll free at (800) 562-9874. You can also contact the customer service center if you have any questions regarding your contract or in order to obtain personalized illustrations of death benefits or cash surrender values. All of these services are provided without charge.

        The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is legally a part of this prospectus. Prudential Insurance also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can be obtained from the SEC’s Public Reference Room, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on page 42 of this prospectus.

File No.: 811-07545

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

                                                     GROUP VARIABLE UNIVERSAL LIFE

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Group Variable Universal Life Prospectus for the Group Contracts offered by The Prudential Insurance Company of America (“Prudential Insurance”), for insurance programs that are sponsored by groups. You may obtain a copy of the Prospectus without charge by calling us at 1-800-562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May 1, 2004, as supplemented from time to time.

                                                           TABLE OF CONTENTS

This SAI includes the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon Prudential Insurance’s ability to meet its obligations under the Group Variable Universal Life Contracts. Also included are the financial statements of The Prudential Variable Contract Account GI-2 (the “Separate Account”).

                                              The Prudential Insurance Company of America
                                                           751 Broad Street
                                                     Newark, New Jersey 07102-3777
                                                        Telephone: 800-562-9874

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential Insurance”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential Insurance is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential Insurance. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential Insurance may owe under the Contracts.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Separate Account”) was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a “separate account” under federal securities laws. There are currently 134 Subaccounts within the Separate Account, each of which invests in a corresponding Fund from among the 134 variable investment options available under the Group Variable Universal Life contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential Insurance. Prudential Insurance is also the legal owner of the assets in the Separate Account. Prudential Insurance will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account’s assets may include funds contributed by Prudential Insurance to commence operation of the Separate Account and may include accumulations of the charges Prudential Insurance makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential Insurance’s general account. Before making any such transfer, Prudential Insurance will consider any possible adverse impact the transfer might have on the Separate Account. The assets held in the Separate Account are segregated from all of Prudential Insurance’s other assets and may not be charged with liabilities which arise from any other business Prudential Insurance conducts.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential Insurance. Prudential Insurance reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

Principal Underwriter

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Variable Universal Life Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

Sale Of The Contract And Sales Commissions

The Group Variable Universal Life Contracts and Certificates are sold by persons who are registered representatives of PIMS and who are also authorized by state insurance departments. The Group Variable Universal Life Contracts and Certificates may also be sold through other broker/dealers authorized by PIMS and applicable law to do so.

The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by National Association of Securities Dealers (NASD) rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential Insurance will pay to the broker/dealer to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Prudential Insurance may require the representative to return all of the first year commission if the Group Variable Universal Life Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Variable Universal Life Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of side fund value net of loans, may also be payable each year. We may also compensate other representatives of Prudential Insurance for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2003, December 31, 2002 and December 31, 2001 were $10,030, $14,259, and $9,960, respectively. During 2003, 2002 and 2001, PIMS retained none of those commissions. Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Variable Universal Life Contract may be eligible for additional bonus compensation from Prudential Insurance.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential Insurance may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential Insurance’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

State Regulation

Prudential Insurance is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Variable Universal Life Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Variable Universal Life Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

o        no contributions are made by the employer for the coverage;

o        participation in the program is completely voluntary for employees;

o        the "sole" function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

o        the employer does not receive any consideration in connection with the program, other than reasonable compensation
         (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan’s acquisition and ownership of such Contract.

Fiduciary/Prohibited Transaction Requirements Under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under tax law) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Variable Universal Life Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

o        the relationship between the agent and the insurer;

o        a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Group Contract; and

o        the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Performance Data

Average Annual Total Returns for all active funds under the Group Variable Universal Life contracts are computed quarterly and distributed to Group Contractholders to be made available to participants. The performance information represents past performance, and is no guarantee of future results. The amounts shown reflect the daily charges for mortality and expense risk. These charges are currently equal to an effective annual charge of 0.45%. The charge is guaranteed to not exceed an effective annual rate of 0.90%. The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, Cost of Insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceeded or accompanied by a Group Variable Universal Life prospectus.

A Personalized Illustration of death benefits and cash surrender values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Insurance Group Variable Universal Life Customer Service Center.

Ratings And Advertisements

Independent financial rating services, including Moody’s, Standard & Poors, Duff & Phelps and A.M. Best Company, rate Prudential Insurance. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Premiums

Processing Premium Payments — Participants designate what portion of the Premium payments made on their behalf should be invested in the Subaccounts (as defined in the GVUL Prospectus). Prudential Insurance will invest subsequent Premium payments made for a Participant as of the end of the Business Day such amounts, together with Premium payment information in good order, are received.

Information in Good Order: Premium payment dollars received from the Group Contractholder via payroll deduction, must be accompanied by (or preceded by) information in a format specified by Prudential Insurance, that enables Prudential Insurance to confirm the allocation of the entire payment to the individual participant’s accounts. When Prudential Insurance so confirms, the contribution is in “good order.” Until good order is achieved, dollars received will be held (on your behalf) in an account that does not bear interest. Proper information must be received within 30 Business Days of the initial deposit date. If this information is not received within 30 days, the Premium payment will be returned. Premium payments received in good order will be applied same day. The cut-off time for same day processing is generally 4:00 PM Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Subaccount.

Initial Payment — Prudential Insurance will hold any premium payment that it receives prior to the Certificate Date in non-interest bearing account (on your behalf). Prudential Insurance will not pay interest on those amounts. If Prudential Insurance receives a premium payment before approving your enrollment under the Group Contract, Prudential Insurance will notify the Group Contractholder and request proper enrollment information. If the proper enrollment information is not received within 30 days, the payment will be returned.

Free Look — Prudential Insurance will invest any Net Premiums received during the first 20 days in the Fixed Account. Prudential Insurance will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, Prudential Insurance would invest the Net Premiums in the Series Fund Money Market Portfolio instead of the Fixed Account).

Subsequent Payments — Subsequent premium payments received after the Free Look period will be credited the same Business Day that information is received in “good order.”

Enrollment / No Allocation — If Prudential Insurance has not received complete instructions on how you want Net Premium invested, the Net Premium will be invested in the Fixed Account until allocation information is received. (Again, under some Group Contracts, Prudential Insurance would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

Rules That Apply —

1.

Initial Premium payments received before the certificate date and before the proper enrollment information is received will be held for 30 days or until the proper enrollment information is received. If the enrollment information is not received within the 30 day period, the money will be returned.

2.

Initial Premium payments received prior to the certificate date, but after the certificate has been approved will be held in a non-interest bearing account until the certificate date, at which point it will be applied as stated above in the Participant’s account .

3.

Subsequent Premium payments received without the appropriate information will be held in a non-interest bearing account for 7 days, at which point in time the money will be applied to the Participant’s account or returned. This applies to funds and information received from the Group Contractholder that we do not have sufficient participant data necessary to apply the money to a Participant’s account.

Services Performed By Third Parties

Prudential Insurance has the right to ask another party (referred to as a “third party”) to perform or receive transactions in its place. The Group Contractholder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential Insurance or the Group Contractholder.

In some cases, the third party might be another part of Prudential Insurance. (For example, when you make premium payments to Prudential Insurance, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential Insurance may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

Experts

The consolidated financial statements of Prudential Insurance and its subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the financial statements of the Account as of December 31, 2003 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Financial Statements

The following financial statements describe the financial condition of The Prudential Insurance Company of America as well as the Prudential Variable Contract Account GI-2 (the “Separate Account”). The Separate Account includes subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential Insurance, which should be considered only as bearing upon the ability of Prudential Insurance to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2003

		SUBACCOUNTS

	Prudential	Prudential	Prudential	Prudential
	Money Market	Flexible Managed	Stock Index	Equity
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$4,154,600	$2,271,545	$10,801,321	$3,334,053
Receivable from (Payable to) The Prudential
Insurance Company of America	(4,850)	(2,462)	(11,853)	(3,769)

Net Assets	$4,149,750	$2,269,083	$10,789,468	$3,330,284

NET ASSETS, representing:
Equity of participants	$4,149,750	$2,269,083	$10,789,468	$3,330,284

	$4,149,750	$2,269,083	$10,789,468	$3,330,284

Units outstanding	350,156	208,812	1,041,760	322,038

Portfolio shares held	415,460	149,542	368,772	162,241
Portfolio net asset value per share	$10.00	$15.19	$29.29	$20.55
Investment in portfolio shares, at cost	$4,154,600	$2,099,343	$10,330,933	$2,900,807

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003
	SUBACCOUNTS

	Prudential	Prudential	Prudential	Prudential
	Money Market	Flexible Managed	Stock Index	Equity
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$44,625	$37,833	$137,223	$29,147

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	23,872	8,487	49,717	16,758

NET INVESTMENT INCOME (LOSS)	20,753	29,346	87,506	12,389

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	413,348	0
Realized gain (loss) on shares redeemed	0	(91,068)	(2,470,979)	(546,247)
Net change in unrealized gain (loss) on investments	0	472,634	4,699,388	1,535,208

NET GAIN (LOSS) ON INVESTMENTS	0	381,566	2,641,757	988,961

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$20,753	$410,912	$2,729,263	$1,001,350

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

Neuberger			Dreyfus Variable		Franklin Templeton
Berman AMT	SVS II Scudder	MFS	Investment	Franklin Templeton	Developing	Prudential	Prudential
Limited Maturity	High Yield	Research	Developing	Foreign	Markets	Diversified Bond	High Yield Bond
Bond Portfolio	Portfolio	Series	Leaders Portfolio	Securities Fund	Securities Fund	Portfolio	Portfolio

$858,102	$1,465,473	$3,902,721	$6,662,529	$1,996,859	$946,230	$614,057	$501,687
(978)	(1,599)	(4,267)	(7,216)	(2,122)	(989)	(696)	(644)

$857,124	$1,463,874	$3,898,454	$6,655,313	$1,994,737	$945,241	$613,361	$501,043

$857,124	$1,463,874	$3,898,454	$6,655,313	$1,994,737	$945,241	$613,361	$501,043

$857,124	$1,463,874	$3,898,454	$6,655,313	$1,994,737	$945,241	$613,361	$501,043

68,110	130,946	430,081	484,418	198,802	64,561	46,787	42,657

65,008	173,840	292,339	178,190	163,142	133,460	54,974	94,837
$13.20	$8.43	$13.35	$37.39	$12.24	$7.09	$11.17	$5.29
$851,553	$1,355,599	$3,661,295	$5,888,213	$1,851,239	$626,335	$604,451	$450,388

SUBACCOUNTS (Continued)

Neuberger			Dreyfus Variable		Franklin Templeton
Berman AMT	SVS II Scudder	MFS	Investment	Franklin Templeton	Developing	Prudential	Prudential
Limited Maturity	High Yield	Research	Developing	Foreign	Markets	Diversified Bond	High Yield Bond
Bond Portfolio	Portfolio	Series	Leaders Portfolio	Securities Fund	Securities Fund	Portfolio	Portfolio

$39,594	$102,132	$25,752	$1,706	$26,618	$8,095	$25,366	$82,450

3,858	5,608	16,585	24,295	7,064	3,166	2,788	4,558

35,736	96,524	9,167	(22,589)	19,554	4,929	22,578	77,892

0	0	0	0	0	0	0	0
(937)	(81,166)	(593,487)	(328,332)	(276,208)	(5,794)	(4,023)	(304,819)
(17,961)	255,058	1,420,105	1,881,132	717,846	317,313	22,404	448,664

(18,898)	173,892	826,618	1,552,800	441,638	311,519	18,381	143,845

$16,838	$270,416	$835,785	$1,530,211	$461,192	$316,448	$40,959	$221,737

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2003

	SUBACCOUNTS

				American
	Prudential	Prudential	Prudential	Century
	Value	Jennison	Global	VP Balanced
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$246,644	$1,100,612	$299,866	$132,286
Receivable from (Payable to) The Prudential
Insurance Company of America	(257)	(1,368)	(359)	(143)

Net Assets	$246,387	$1,099,244	$299,507	$132,143

NET ASSETS, representing:
Equity of participants	$246,387	$1,099,244	$299,507	$132,143

	$246,387	$1,099,244	$299,507	$132,143

Units outstanding	19,929	139,048	31,321	12,270

Portfolio shares held	14,208	66,222	19,806	19,627
Portfolio net asset value per share	$17.36	$16.62	$15.14	$6.74
Investment in portfolio shares, at cost	$230,213	$890,419	$237,591	$124,766

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003
	SUBACCOUNTS

				American
	Prudential	Prudential	Prudential	Century
	Value	Jennison	Global	VP Balanced
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$3,352	$2,515	$2,559	$3,064

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	871	10,040	2,675	537

NET INVESTMENT INCOME (LOSS)	2,481	(7,525)	(116)	2,527

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(2,372)	(1,516,533)	(292,135)	(1,551)
Net change in unrealized gain (loss) on investments	50,668	2,103,764	457,414	20,033

NET GAIN (LOSS) ON INVESTMENTS	48,296	587,231	165,279	18,482

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$50,777	$579,706	$165,163	$21,009

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

American	American	Dreyfus Variable			JP Morgan
Century VP	Century	Investment Funds	JP Morgan	JP Morgan	International	JP Morgan	MFS
International	VP Value	Disciplined Stock	Bond	U.S. Disciplined	Opportunities	Small Company	Emerging Growth
Portfolio	Fund	Portfolio	Portfolio	Equity Portfolio	Portfolio	Portfolio	Series

$47,537	$760,449	$41,233	$56,320	$67,174	$10,818	$28,383	$41,613
(49)	(741)	(41)	(63)	(70)	(11)	(32)	(45)

$47,488	$759,708	$41,192	$56,257	$67,104	$10,807	$28,351	$41,568

$47,488	$759,708	$41,192	$56,257	$67,104	$10,807	$28,351	$41,568

$47,488	$759,708	$41,192	$56,257	$67,104	$10,807	$28,351	$41,568

5,411	51,025	4,804	4,356	7,758	1,133	2,365	5,517

7,393	97,619	2,097	4,564	5,370	1,145	2,019	2,683
$6.43	$7.79	$19.66	$12.34	$12.51	$9.45	$14.06	$15.51
$45,935	$628,557	$39,361	$52,341	$67,253	$8,899	$22,506	$37,374

SUBACCOUNTS (Continued)

American	American	Dreyfus Variable			JP Morgan
Century VP	Century	Investment Funds	JP Morgan	JP Morgan	International	JP Morgan	MFS
International	VP Value	Disciplined Stock	Bond	U.S. Disciplined	Opportunities	Small Company	Emerging Growth
Portfolio	Fund	Portfolio	Portfolio	Equity Portfolio	Portfolio	Portfolio	Series

$284	$13,543	$311	$1,665	$414	$83	$0	$0

178	4,897	132	246	250	41	117	152

106	8,646	179	1,419	164	42	(117)	(152)

0	0	0	1,177	0	0	0	0
(1,497)	27,154	(778)	(120)	(1,354)	(535)	(306)	(2,169)
10,487	218,117	7,164	(781)	15,294	3,191	8,457	11,150

8,990	245,271	6,386	276	13,940	2,656	8,151	8,981

$9,096	$253,917	$6,565	$1,695	$14,104	$2,698	$8,034	$8,829

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2003

	SUBACCOUNTS

	T. Rowe Price			Prudential
	Mid-Cap	T. Rowe Price	AllianceBernstein	Small Capitalization
	Growth	New America	Premier Growth	Stock
	Portfolio	Growth Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$387,409	$158,690	$62,464	$532,491
Receivable from (Payable to) The Prudential
Insurance Company of America	(408)	(170)	(67)	(638)

Net Assets	$387,001	$158,520	$62,397	$531,853

NET ASSETS, representing:
Equity of participants	$387,001	$158,520	$62,397	$531,853

	$387,001	$158,520	$62,397	$531,853

Units outstanding	26,861	18,836	8,816	32,129

Portfolio shares held	19,468	9,042	2,895	30,187
Portfolio net asset value per share	$19.90	$17.55	$21.58	$17.64
Investment in portfolio shares, at cost	$328,715	$131,410	$61,652	$408,323

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003
	SUBACCOUNTS

	T. Rowe Price			Prudential
	Mid-Cap	T. Rowe Price	AllianceBernstein	Small Capitalization
	Growth	New America	Premier Growth	Stock
	Portfolio	Growth Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$0	$0	$0	$2,361

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	1,236	664	234	4,599

NET INVESTMENT INCOME (LOSS)	(1,236)	(664)	(234)	(2,238)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	8,201
Realized gain (loss) on shares redeemed	(2,307)	(68,964)	(4,780)	45,751
Net change in unrealized gain (loss) on investments	93,478	107,117	16,164	264,897

NET GAIN (LOSS) ON INVESTMENTS	91,171	38,153	11,384	318,849

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$89,935	$37,489	$11,150	$316,611

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

			Janus Aspen	MFS	Janus	Janus Aspen	Lazard
MFS	T. Rowe Price	Neuberger Berman	Series Worldwide	Strategic	Aspen	Series International	Retirement Series
Bond	Equity Income	AMT Partners	Growth	Income	Series Growth	Growth	Small Cap
Series	Portfolio	Portfolio	Portfolio	Series	Portfolio	Portfolio	Portfolio

$457,966	$1,609,056	$39,018	$1,077,422	$65,363	$275,092	$92,476	$40,797
(5,013)	(1,705)	(42)	(1,257)	(111)	(296)	(96)	(43)

$452,953	$1,607,351	$38,976	$1,076,165	$65,252	$274,796	$92,380	$40,754

$452,953	$1,607,351	$38,976	$1,076,165	$65,252	$274,796	$92,380	$40,754

$452,953	$1,607,351	$38,976	$1,076,165	$65,252	$274,796	$92,380	$40,754

33,583	133,944	3,903	120,266	4,994	32,315	9,777	3,349

37,569	79,696	2,534	41,728	5,931	14,305	4,010	2,773
$12.19	$20.19	$15.40	$25.82	$11.02	$19.23	$23.06	$14.71
$409,444	$1,464,135	$35,090	$1,010,151	$56,842	$256,167	$79,104	$32,886

SUBACCOUNTS (Continued)

			Janus Aspen	MFS	Janus	Janus Aspen	Lazard
MFS	T. Rowe Price	Neuberger Berman	Series Worldwide	Strategic	Aspen	Series International	Retirement Series
Bond	Equity Income	AMT Partners	Growth	Income	Series Growth	Growth	Small Cap
Series	Portfolio	Portfolio	Portfolio	Series	Portfolio	Portfolio	Portfolio

$97,469	$22,622	$0	$24,511	$19,424	$226	$860	$0

10,827	5,967	174	10,042	1,375	1,000	307	135

86,642	16,655	(174)	14,469	18,049	(774)	553	(135)

0	0	0	0	0	0	0	0
101,145	(53,378)	(15,405)	(1,098,364)	25,073	(4,993)	(3,612)	(1,181)
(53,356)	336,314	24,842	1,506,123	(16,792)	67,822	25,236	11,425

47,789	282,936	9,437	407,759	8,281	62,829	21,624	10,244

$134,431	$299,591	$9,263	$422,228	$26,330	$62,055	$22,177	$10,109

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 2003

	SUBACCOUNTS

	Janus Aspen	AllianceBernstein	Scudder
	Mid Cap Growth	Capital Real	Government
	Portfolio-Service	Estate Investment	Securities
	Shares	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$629,945	$40,912	$7,872
Receivable from (Payable to) The Prudential
Insurance Company of America	(683)	(44)	(9)

Net Assets	$629,262	$40,868	$7,863

NET ASSETS, representing:
Equity of participants	$629,262	$40,868	$7,863

	$629,262	$40,868	$7,863

Units outstanding	83,987	2,869	725

Portfolio shares held	29,437	2,619	627
Portfolio net asset value per share	$21.40	$15.62	$12.55
Investment in portfolio shares, at cost	$521,701	$31,482	$7,805

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003
	SUBACCOUNTS

	Janus Aspen	AllianceBernstein	Scudder
	Mid Cap Growth	Capital Real	Government
	Portfolio-Service	Estate Investment	Securities
	Shares	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$0	$863	$173

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	2,076	131	31

NET INVESTMENT INCOME (LOSS)	(2,076)	732	142

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	106
Realized gain (loss) on shares redeemed	(27,979)	(36)	(13)
Net change in unrealized gain (loss) on investments	172,070	9,646	(107)

NET GAIN (LOSS) ON INVESTMENTS	144,091	9,610	(14)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$142,015	$10,342	$128

The accompanying notes are an integral part of these financial statements.

A7

This page intentionally left blank.

A8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

	SUBACCOUNTS

	Prudential		Prudential		Prudential
	Money Market		Flexible Managed		Stock Index
	Portfolio		Portfolio		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$20,753	$58,161	$29,346	$39,235	$87,506	$102,993
Capital gains distributions received	0	0	0	0	413,348	85,761
Realized gain (loss) on shares redeemed	0	0	(91,068)	(71,353)	(2,470,979)	(675,055)
Net change in unrealized gain (loss)
on investments	0	0	472,634	(176,960)	4,699,388	(2,175,482)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	20,753	58,161	410,912	(209,078)	2,729,263	(2,661,783)

CONTRACT OWNER TRANSACTIONS
Participant net payments	1,512,328	4,146,697	158,894	166,869	3,456,016	1,348,431
Policy loans	7,891	(304,281)	(5,076)	(4,602)	20,964	(41,621)
Policy loan repayments and interest	5,741	320	147	405	2,827	5,029
Surrenders, withdrawals and death benefits	(1,996,302)	(401,387)	(70,519)	(30,648)	(3,504,857)	(267,025)
Net transfers between other subaccounts
or fixed rate option	(1,462,655)	(1,450,674)	168,854	254,372	(2,379,194)	1,303,877

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(1,932,997)	1,990,675	252,300	386,396	(2,404,244)	2,348,691

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(1,912,244)	2,048,836	663,212	177,318	325,019	(313,092)

NET ASSETS
Beginning of year	6,061,994	4,013,158	1,605,871	1,428,553	10,464,449	10,777,541

End of year	$4,149,750	$6,061,994	$2,269,083	$1,605,871	$10,789,468	$10,464,449

Beginning units	513,470	343,564	182,121	140,596	1,289,690	1,027,028

Units issued	295,747	565,873	84,594	92,279	733,176	563,506
Units redeemed	(459,061)	(395,967)	(57,903)	(50,754)	(981,106)	(300,844)

Ending units	350,156	513,470	208,812	182,121	1,041,760	1,289,690

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)

Prudential		Neuberger Berman		SVS II Scudder		MFS
Equity		AMT Limited Maturity		High Yield		Research
Portfolio		Bond Portfolio		Portfolio		Series

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$12,389	$19,535	$35,736	$30,378	$96,524	$83,650	$9,167	$(6,462)
0	0	0	0	0	0	0	0
(546,247)	(308,887)	(937)	(2,926)	(81,166)	(93,685)	(593,487)	(363,358)

1,535,208	(677,614)	(17,961)	6,744	255,058	4,781	1,420,105	(617,811)

1,001,350	(966,966)	16,838	34,196	270,416	(5,254)	835,785	(987,631)

1,494,773	291,131	67,991	52,888	51,015	122,776	966,409	417,313
(99,989)	(8,349)	(2,111)	(1,108)	292	(2,874)	(24,674)	(37,986)
124	213	42	51	37	0	232	548
(1,518,421)	(79,543)	(67,973)	(10,088)	(55,016)	(30,866)	(828,736)	(76,840)

(1,139,008)	329,056	19,144	150,101	154,730	170,393	(373,183)	267,217

(1,262,521)	532,508	17,093	191,844	151,058	259,429	(259,952)	570,252

(261,171)	(434,458)	33,931	226,040	421,474	254,175	575,833	(417,379)

3,591,455	4,025,913	823,193	597,153	1,042,400	788,225	3,322,621	3,740,000

$3,330,284	$3,591,455	$857,124	$823,193	$1,463,874	$1,042,400	$3,898,454	$3,322,621

455,279	393,924	66,708	50,753	115,715	86,819	455,191	384,279

324,558	175,734	31,631	33,196	54,110	64,746	293,937	202,699
(457,799)	(114,379)	(30,229)	(17,241)	(38,879)	(35,850)	(319,047)	(131,787)

322,038	455,279	68,110	66,708	130,946	115,715	430,081	455,191

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

	SUBACCOUNTS

	Dreyfus Variable		Franklin Templeton		Franklin Templeton
	Investment Developing		Foreign		Developing Markets
	Leaders Portfolio		Securities Fund		Securities Fund

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$(22,589)	$(19,240)	$19,554	$15,243	$4,929	$5,402
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(328,332)	(509,508)	(276,208)	(159,012)	(5,794)	(22,066)
Net change in unrealized gain (loss)
on investments	1,881,132	(434,486)	717,846	(120,097)	317,313	16,549

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,530,211	(963,234)	461,192	(263,866)	316,448	(115)

CONTRACT OWNER TRANSACTIONS
Participant net payments	339,448	327,377	119,524	150,919	14,134	33,131
Policy loans	(111,863)	(27,398)	(10,916)	(10,248)	(7,529)	(197)
Policy loan repayments and interest	641	1,009	24	100	0	40
Surrenders, withdrawals and death benefits	(162,349)	(89,090)	(62,162)	(12,987)	(28,355)	(31,169)
Net transfers between other subaccounts
or fixed rate option	497,609	686,055	137,502	201,264	89,994	77,399

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	563,486	897,953	183,972	329,048	68,244	79,204

TOTAL INCREASE (DECREASE)
IN NET ASSETS	2,093,697	(65,281)	645,164	65,182	384,692	79,089

NET ASSETS
Beginning of year	4,561,616	4,626,897	1,349,573	1,284,391	560,549	481,460

End of year	$6,655,313	$4,561,616	$1,994,737	$1,349,573	$945,241	$560,549

Beginning units	435,387	354,974	177,023	136,382	58,320	49,757

Units issued	184,936	190,312	79,149	81,752	23,456	27,183
Units redeemed	(135,905)	(109,899)	(57,370)	(41,111)	(17,215)	(18,620)

Ending units	484,418	435,387	198,802	177,023	64,561	58,320

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		Prudential
Diversified Bond		High Yield Bond		Value		Jennison
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$22,578	$48,656	$77,892	$193,742	$2,481	$1,880	$(7,525)	$(6,749)
0	0	0	0	0	0	0	0
(4,023)	(3,126)	(304,819)	(75,905)	(2,372)	(4,960)	(1,516,533)	(342,101)

22,404	(13,612)	448,664	(104,783)	50,668	(33,462)	2,103,764	(764,556)

40,959	31,918	221,737	13,054	50,777	(36,542)	579,706	(1,113,406)

85,115	182,214	656,791	56,214	43,810	74,201	1,729,708	298,043
(127)	(267)	(14,059)	13,705	0	0	22,746	(16,348)
0	0	0	0	0	0	0	0
(28,257)	(28,186)	(842,234)	(72,094)	(6,923)	(10,997)	(1,943,912)	(108,623)

(60,854)	338,797	(678,812)	71,355	8	115,574	(1,728,995)	95,466

(4,123)	492,558	(878,314)	69,180	36,895	178,778	(1,920,453)	268,538

36,836	524,476	(656,577)	82,234	87,672	142,236	(1,340,747)	(844,868)

576,525	52,049	1,157,620	1,075,386	158,715	16,479	2,439,991	3,284,859

$613,361	$576,525	$501,043	$1,157,620	$246,387	$158,715	$1,099,244	$2,439,991

47,067	4,529	122,708	115,140	16,366	1,319	400,274	369,618

17,063	53,008	93,539	37,773	8,566	19,498	345,311	129,592
(17,343)	(10,470)	(173,590)	(30,205)	(5,003)	(4,451)	(606,537)	(98,936)

46,787	47,067	42,657	122,708	19,929	16,366	139,048	400,274

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

	SUBACCOUNTS

	Prudential		American Century		American Century
	Global		VP Balanced		VP International
	Portfolio		Portfolio		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$(116)	$4,335	$2,527	$2,167	$106	$27
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(292,135)	(147,610)	(1,551)	(16,942)	(1,497)	(17,216)
Net change in unrealized gain (loss)
on investments	457,414	(93,816)	20,033	658	10,487	6,667

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	165,163	(237,091)	21,009	(14,117)	9,096	(10,522)

CONTRACT OWNER TRANSACTIONS
Participant net payments	488,340	75,919	2,490	19,243	4,910	12,122
Policy loans	14,017	(14,030)	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(564,396)	(76,976)	(987)	(77,077)	(750)	(23,174)
Net transfers between other subaccounts
or fixed rate option	(465,880)	88,325	0	40	(665)	0

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(527,919)	73,238	1,503	(57,794)	3,495	(11,052)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(362,756)	(163,853)	22,512	(71,911)	12,591	(21,574)

NET ASSETS
Beginning of year	662,263	826,116	109,631	181,542	34,897	56,471

End of year	$299,507	$662,263	$132,143	$109,631	$47,488	$34,897

Beginning units	92,460	85,771	12,054	18,034	4,930	6,313

Units issued	87,712	41,153	2,466	5,149	1,233	3,191
Units redeemed	(148,851)	(34,464)	(2,250)	(11,129)	(752)	(4,574)

Ending units	31,321	92,460	12,270	12,054	5,411	4,930

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)

American Century		Dreyfus Variable		JP Morgan		JP Morgan
VP Value		Investment Funds		Bond		U.S. Disciplined
Fund		Disciplined Stock Portfolio		Portfolio		Equity Portfolio

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$8,646	$5,059	$179	$101	$1,419	$57	$164	$(218)
0	65,742	0	0	1,177	0	0	0
27,154	(40,106)	(778)	(711)	(120)	886	(1,354)	(13,323)

218,117	(202,217)	7,164	(4,072)	(781)	3,503	15,294	(2,994)

253,917	(171,522)	6,565	(4,682)	1,695	4,446	14,104	(16,535)

796,759	160,682	8,318	13,654	3,774	9,302	6,814	10,071
(33,856)	(205)	(1)	0	0	0	0	0
0	0	0	0	0	0	0	0
(907,056)	(136,025)	(1,720)	(1,492)	(317)	(64,718)	(632)	(35,157)

(371,054)	(66,692)	4,754	45	0	0	0	0

(515,207)	(42,240)	11,351	12,207	3,457	(55,416)	6,182	(25,086)

(261,290)	(213,762)	17,916	7,525	5,152	(50,970)	20,286	(41,621)

1,020,998	1,234,760	23,276	15,751	51,105	102,075	46,818	88,439

$759,708	$1,020,998	$41,192	$23,276	$56,257	$51,105	$67,104	$46,818

88,049	92,519	3,339	1,738	4,086	8,844	6,906	9,752

124,497	32,940	2,867	2,786	693	1,521	2,284	2,820
(161,521)	(37,410)	(1,402)	(1,185)	(423)	(6,279)	(1,432)	(5,666)

51,025	88,049	4,804	3,339	4,356	4,086	7,758	6,906

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	JP Morgan		JP Morgan		MFS
	International Opportunities		Small Company		Emerging Growth
	Portfolio		Portfolio		Series

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$42	$(6)	$(117)	$(79)	$(152)	$(82)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(535)	(2,807)	(306)	(2,168)	(2,169)	(1,659)
Net change in unrealized gain (loss)
on investments	3,191	719	8,457	(5,483)	11,150	(5,194)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,698	(2,094)	8,034	(7,730)	8,829	(6,935)

CONTRACT OWNER TRANSACTIONS
Participant net payments	(470)	4,975	(973)	7,212	9,637	18,934
Policy loans	0	0	0	0	(830)	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(154)	(7,083)	(1,813)	(22,350)	(831)	(1,142)
Net transfers between other subaccounts
or fixed rate option	0	0	(751)	(348)	(1,372)	(20)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(624)	(2,108)	(3,537)	(15,486)	6,604	17,772

TOTAL INCREASE (DECREASE)
IN NET ASSETS	2,074	(4,202)	4,497	(23,216)	15,433	10,837

NET ASSETS
Beginning of year	8,733	12,935	23,854	47,070	26,135	15,298

End of year	$10,807	$8,733	$28,351	$23,854	$41,568	$26,135

Beginning units	1,208	1,452	2,696	4,140	4,498	1,733

Units issued	448	1,268	858	2,042	3,487	4,823
Units redeemed	(523)	(1,512)	(1,189)	(3,486)	(2,468)	(2,058)

Ending units	1,133	1,208	2,365	2,696	5,517	4,498

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)

T. Rowe Price		T. Rowe Price		AllianceBernstein		Prudential Small
Mid-Cap Growth		New America		Premier Growth		Capitalization Stock
Portfolio		Growth Portfolio		Portfolio		Portfolio

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$(1,236)	$(842)	$(664)	$(1,881)	$(234)	$(174)	$(2,238)	$5,831
0	0	0	0	0	0	8,201	15,516
(2,307)	(3,932)	(68,964)	(228,490)	(4,780)	(5,861)	45,751	(14,006)

93,478	(37,079)	107,117	63,535	16,164	(8,012)	264,897	(218,589)

89,935	(41,853)	37,489	(166,836)	11,150	(14,047)	316,611	(211,248)

45,177	79,509	21,698	39,104	14,120	26,941	745,072	63,739
0	0	21,865	(17,117)	(328)	(649)	(35,361)	(440)
0	0	0	0	0	0	0	0
(15,659)	(20,615)	(123,878)	(4,207)	(5,380)	(6,575)	(802,250)	(30,961)

57,762	177,022	(1,244)	(326,182)	27	0	(880,846)	344,039

87,280	235,916	(81,559)	(308,402)	8,439	19,717	(973,385)	376,377

177,215	194,063	(44,070)	(475,238)	19,589	5,670	(656,774)	165,129

209,786	15,723	202,590	677,828	42,808	37,138	1,188,627	1,023,498

$387,001	$209,786	$158,520	$202,590	$62,397	$42,808	$531,853	$1,188,627

20,061	1,178	32,429	76,998	7,448	4,454	98,866	72,046

12,146	23,641	15,393	21,404	4,367	6,511	73,016	41,763
(5,346)	(4,758)	(28,986)	(65,973)	(2,999)	(3,517)	(139,753)	(14,943)

26,861	20,061	18,836	32,429	8,816	7,448	32,129	98,866

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

	SUBACCOUNTS

	MFS		T. Rowe Price		Neuberger Berman
	Bond		Equity Income		AMT Partners
	Series		Portfolio		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$86,642	$83,673	$16,655	$16,651	$(174)	$78
Capital gains distributions received	0	0	0	1,365	0	0
Realized gain (loss) on shares redeemed	101,145	(1,044)	(53,378)	(22,740)	(15,405)	(1,071)
Net change in unrealized gain (loss)
on investments	(53,356)	48,477	336,314	(201,140)	24,842	(22,340)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	134,431	131,106	299,591	(205,864)	9,263	(23,333)

CONTRACT OWNER TRANSACTIONS
Participant net payments	(347,665)	183,953	28,185	74,032	3,722	(25)
Policy loans	8,722	13,461	51,576	(43,176)	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(16,601,027)	(52,447)	(233,171)	(39,116)	(42,360)	(1,229)
Net transfers between other subaccounts
or fixed rate option	15,587,806	3,718	175,906	240,955	(3,832)	(94)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(1,352,164)	148,685	22,496	232,695	(42,470)	(1,348)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(1,217,733)	279,791	322,087	26,831	(33,207)	(24,681)

NET ASSETS
Beginning of year	1,670,686	1,390,895	1,285,264	1,258,433	72,183	96,864

End of year	$452,953	$1,670,686	$1,607,351	$1,285,264	$38,976	$72,183

Beginning units	134,796	121,714	133,907	113,213	9,784	9,890

Units issued	1,336,089	33,441	37,143	45,205	1,238	3,564
Units redeemed	(1,437,302)	(20,359)	(37,106)	(24,511)	(7,119)	(3,670)

Ending units	33,583	134,796	133,944	133,907	3,903	9,784

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)

Janus Aspen Series		MFS		Janus Aspen		Janus Aspen
Worldwide Growth		Strategic Income		Series Growth		Series International Growth
Portfolio		Series		Portfolio		Portfolio

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$14,469	$14,645	$18,049	$18,260	$(774)	$(766)	$553	$261
0	0	0	0	0	0	0	0
(1,098,364)	(406,416)	25,073	1,319	(4,993)	(2,657)	(3,612)	1,389

1,506,123	(617,516)	(16,792)	13,247	67,822	(48,974)	25,236	(12,008)

422,228	(1,009,287)	26,330	32,826	62,055	(52,397)	22,177	(10,358)

1,969,747	88,787	326,496	(422)	38,035	63,634	20,786	39,121
5,671	(20,336)	(7,332)	0	(399)	0	(1,359)	0
0	0	0	0	0	0	0	0
(2,376,869)	(114,534)	(353,568)	(11,484)	(18,419)	(7,410)	(8,503)	(81,752)

(1,635,896)	(133,721)	(300,485)	(183,145)	6,629	178,648	0	108,035

(2,037,347)	(179,804)	(334,889)	(195,051)	25,846	234,872	10,924	65,404

(1,615,119)	(1,189,091)	(308,559)	(162,225)	87,901	182,475	33,101	55,046

2,691,284	3,880,375	373,811	536,036	186,895	4,420	59,279	4,233

$1,076,165	$2,691,284	$65,252	$373,811	$274,796	$186,895	$92,380	$59,279

371,303	396,270	31,436	48,660	28,820	498	8,422	445

332,046	71,521	32,630	6,076	11,415	34,037	5,518	19,534
(583,083)	(96,488)	(59,072)	(23,300)	(7,920)	(5,715)	(4,163)	(11,557)

120,266	371,303	4,994	31,436	32,315	28,820	9,777	8,422

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

			Janus Aspen		AllianceBernstein
	Lazard Retirement		Mid Cap Growth		Capital Real
	Series Small Cap		Portfolio-Service		Estate Investment
	Portfolio		Shares		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	02/01/2002*
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$(135)	$(76)	$(2,076)	$(1,234)	$732	$185
Capital gains distributions received	0	95	0	0	0	0
Realized gain (loss) on shares redeemed	(1,181)	(821)	(27,979)	(30,892)	(36)	(65)
Net change in unrealized gain (loss)
on investments	11,425	(3,629)	172,070	(47,229)	9,646	(214)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,109	(4,431)	142,015	(79,355)	10,342	(94)

CONTRACT OWNER TRANSACTIONS
Participant net payments	10,703	25,116	68,158	77,469	5,474	14,375
Policy loans	(386)	0	5,789	(6,942)	0	0
Policy loan repayments and interest	0	0	0	329	0	0
Surrenders, withdrawals and death benefits	(3,471)	(1,474)	(18,858)	(8,852)	(1,092)	(44)
Net transfers between other subaccounts
or fixed rate option	(339)	2,410	103,758	161,057	10,892	1,015

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	6,507	26,052	158,847	223,061	15,274	15,346

TOTAL INCREASE (DECREASE)
IN NET ASSETS	16,616	21,621	300,862	143,706	25,616	15,252

NET ASSETS
Beginning of year	24,138	2,517	328,400	184,694	15,252	0

End of year	$40,754	$24,138	$629,262	$328,400	$40,868	$15,252

Beginning units	2,706	231	58,964	23,761	1,485	0

Units issued	2,656	4,085	51,584	51,038	2,162	2,005
Units redeemed	(2,013)	(1,610)	(26,561)	(15,835)	(778)	(520)

Ending units	3,349	2,706	83,987	58,964	2,869	1,485

* Date subaccount became available (Note 1)

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)

Scudder
Government Securities
Portfolio

01/01/2003	02/01/2002*
to	to
12/31/2003	12/31/2002

$142	$76
106	0
(13)	(3)

(107)	174

128	247

1,747	5,347
0	0
0	0
(119)	(13)

0	526

1,628	5,860

1,756	6,107

6,107	0

$7,863	$6,107

573	0

680	902
(528)	(329)

725	573

The accompanying notes are an integral part of these financial statements.

A20

NOTES TO FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
December 31, 2003

Note 1: General

The Prudential Variable Contract Account GI-2 (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”) was established on June 14, 1988 by a resolution of Prudential’s Board of Directors in comformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential’s other assets. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account.The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a “Participant”.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred and thirty-six subaccounts within the Account. Group Variable Universal Life contracts currently invest in the following thirty-nine subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). The options Group Variable Universal Life contracts are currently invested which are a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Value Portfolio, Prudential Jennison Portfolio, Prudential Global Portfolio, and Prudential Small Capitalization Stock Portfolio. Options currently invested in by the Group Variable Universal Life contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: Neuberger Berman AMT Limited Maturity Bond Portfolio, SVS II Scudder High Yield Portfolio, MFS Research Series, Dreyfus Variable Investment Developing Leaders Portfolio, Franklin Templeton Foreign Securities Fund, Franklin Templeton Developing Markets Securities Fund, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Fund, Dreyfus Variable Investment Funds Disciplined Stock Portfolio, JP Morgan Bond Portfolio, JP Morgan U.S. Disciplined Equity Portfolio, JP Morgan International Opportunities Portfolio, JP Morgan Small Company Portfolio, MFS Emerging Growth Series, T.Rowe Price Mid-Cap Growth Portfolio, T.Rowe Price New America Growth Portfolio, AllianceBernstein Premier Growth Portfolio, MFS Bond Series, T.Rowe Price Equity Income Portfolio, Neuberger Berman AMT Partners Portfolio, Janus Aspen Series Worldwide Growth Portfolio, MFS Strategic Income Series, Janus Aspen Series Growth Portfolio, Janus Aspen Series International Growth Portfolio, Lazard Retirement Series Small Cap Portfolio, Janus Aspen Mid Cap Growth Portfolio-Service Shares, AllianceBernstein Capital Real Estate Investment Portfolio and Scudder Government Securities Portfolio.

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

Note 2: Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A21

Note 2: Significant Accounting Policies (continued)

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which value their investment securities at fair value.

Security Transactions—Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the distribution date.

Accrued Expenses Payable to The Prudential Insurance Company of America—The payable represents amounts due to Prudential for mortality risk and expense risk charges.

Note 3: Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in the future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2003 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$676,614	$(2,635,459)
Prudential Flexible Managed Portfolio	$620,289	$(375,820)
Prudential Stock Index Portfolio	$2,326,204	$(4,780,245)
Prudential Equity Portfolio	$916,741	$(2,196,341)
Neuberger Berman AMT Limited Maturity Bond Portfolio	$298,268	$(284,962)
SVS II Scudder High Yield Portfolio	$401,504	$(255,590)
MFS Research Series	$1,038,631	$(1,314,692)
Dreyfus Variable Investment Developing Leaders Portfolio	$1,674,173	$(1,132,895)
Franklin Templeton Foreign Securities Fund	$490,078	$(312,556)
Franklin Templeton Developing Markets Securities Fund	$201,095	$(135,657)
Prudential Diversified Bond Portfolio	$109,762	$(116,596)
Prudential High Yield Bond Portfolio	$181,950	$(1,065,446)
Prudential Value Portfolio	$47,065	$(10,953)
Prudential Jennison Portfolio	$627,722	$(2,559,718)
Prudential Global Portfolio	$141,509	$(672,522)
American Century VP Balanced Portfolio	$12,585	$(11,599)
American Century VP International Portfolio	$6,914	$(3,588)
American Century VP Value Fund	$673,087	$(1,193,594)
Dreyfus Variable Investment
Funds Disciplined Stock Portfolio	$13,218	$(1,983)
JP Morgan Bond Portfolio	$6,280	$(3,062)
JP Morgan U.S. Disciplined Equity Portfolio	$9,703	$(3,754)
JP Morgan International Opportunities Portfolio	$2,197	$(2,862)
JP Morgan Small Company Portfolio	$4,626	$(8,276)
MFS Emerging Growth Series	$10,490	$(4,020)
T. Rowe Price Mid-Cap Growth Portfolio	$107,635	$(21,410)
T. Rowe Price New America Growth Portfolio	$54,108	$(136,405)
AllianceBernstein Premier Growth Portfolio	$14,777	$(6,554)

A22

Note 4: Purchases and Sales of Investments (continued)

Prudential Small Capitalization Stock Portfolio	$115,302	$(1,093,990)
MFS Bond Series	$15,649,047	$(17,008,904)
T.Rowe Price Equity Income Portfolio	$281,690	$(264,927)
Neuberger Berman AMT Partners Portfolio	$5,126	$(47,811)
Janus Aspen Series Worldwide Growth Portfolio	$451,056	$(2,500,361)
MFS Strategic Income Series	$40,581	$(377,157)
Janus Aspen Series Growth Portfolio	$45,938	$(21,007)
Janus Aspen Series International Growth Portfolio	$22,407	$(11,756)
Lazard Retirement Series Small Cap Portfolio	$11,840	$(5,449)
Janus Aspen Mid Cap Growth Portfolio-Service Shares	$288,972	$(131,876)
AllianceBernstein Capital Real Estate Investment Portfolio	$17,074	$(1,902)
Scudder Government Securities Portfolio	$2,422	$(822)

Note 5: Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services, LLC, an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

Note 6: Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2003, 2002 and 2001 were as follows:

	At year ended			For year ended

	Units	Unit	Net Assets	Investment	Expense	Total
	(000s)	Value	(000s)	Income Ratio*	Ratio**	Return***

	Prudential Money Market Portfolio

December 31, 2003	350	$11.85	$4,150	0.84%	0.45%	0.34%
December 31, 2002	513	$11.81	$6,062	1.52%	0.45%	1.11%
December 31, 2001	344	$11.68	$4,013	3.72%	0.45%	3.64%

	Prudential Flexible Managed Portfolio

December 31, 2003	209	$10.87	$2,269	2.00%	0.45%	23.24%
December 31, 2002	182	$8.82	$1,606	3.02%	0.45%	-13.19%
December 31, 2001	141	$10.16	$1,429	3.62%	0.45%	-6.10%

A23

Note 6: Financial Highlights (continued)

	At year ended			For year ended

	Units	Unit	Net Assets	Investment	Expense	Total
	(000s)	Value	(000s)	Income Ratio*	Ratio**	Return***

	Prudential Stock Index Portfolio

December 31, 2003	1,042	$10.36	$10,789	1.25%	0.45%	27.74%
December 31, 2002	1,290	$8.11	$10,464	1.43%	0.45%	-22.69%
December 31, 2001	1,027	$10.49	$10,778	1.02%	0.45%	-12.51%

	Prudential Equity Portfolio

December 31, 2003	322	$10.34	$3,330	0.79%	0.45%	31.05%
December 31, 2002	455	$7.89	$3,591	0.97%	0.45%	-22.80%
December 31, 2001	394	$10.22	$4,026	0.62%	0.45%	-11.59%

	Neuberger Berman AMT Limited Maturity Bond Portfolio

December 31, 2003	68	$12.58	$857	4.63%	0.45%	1.94%
December 31, 2002	67	$12.34	$823	4.77%	0.45%	4.84%
December 31, 2001	51	$11.77	$597	5.30%	0.45%	8.38%

	SVS II Scudder High Yield Portfolio

December 31, 2003	131	$11.18	$1,464	8.19%	0.45%	24.08%
December 31, 2002	116	$9.01	$1,042	9.30%	0.45%	-0.77%
December 31, 2001	87	$9.08	$788	12.54%	0.45%	2.14%

	MFS Research Series

December 31, 2003	430	$9.06	$3,898	0.70%	0.45%	24.11%
December 31, 2002	455	$7.30	$3,323	0.27%	0.45%	-24.97%
December 31, 2001	384	$9.73	$3,740	0.01%	0.45%	-21.66%

	Dreyfus Variable Investment Developing Leaders Portfolio

December 31, 2003	484	$13.74	$6,655	0.03%	0.45%	31.11%
December 31, 2002	435	$10.48	$4,562	0.05%	0.45%	-19.57%
December 31, 2001	355	$13.03	$4,627	0.41%	0.45%	-6.59%

	Franklin Templeton Foreign Securities Fund

December 31, 2003	199	$10.03	$1,995	1.69%	0.45%	31.63%
December 31, 2002	177	$7.62	$1,350	1.58%	0.45%	-19.11%
December 31, 2001	136	$9.42	$1,284	2.74%	0.45%	-16.42%

	Franklin Templeton Developing Markets Securities Fund

December 31, 2003	65	$14.64	$945	1.15%	0.45%	52.34%
December 31, 2002	58	$9.61	$561	1.43%	0.45%	-0.72%
December 31, 2001	50	$9.68	$481	0.76%	0.45%	-8.51%

	Prudential Diversified Bond Portfolio

December 31, 2003	47	$13.11	$613	4.10%	0.45%	7.02%
December 31, 2002	47	$12.25	$577	12.01%	0.45%	6.61%
December 31, 2001	5	$11.49	$52	5.60%	0.45%	6.49%

	Prudential High Yield Bond Portfolio

December 31, 2003	43	$11.75	$501	8.21%	0.45%	24.60%
December 31, 2002	123	$9.43	$1,158	17.90%	0.45%	0.96%
December 31, 2001	115	$9.34	$1,075	12.16%	0.45%	-0.85%

	Prudential Value Portfolio

December 31, 2003	20	$12.36	$246	1.73%	0.45%	27.42%
December 31, 2002	16	$9.70	$159	1.80%	0.45%	-22.40%
December 31, 2001	1	$12.50	$16	1.13%	0.45%	-2.57%

A24

Note 6: Financial Highlights (continued)

	At year ended			For year ended

	Units	Unit	Net Assets	Investment	Expense	Total
	(000s)	Value	(000s)	Income Ratio*	Ratio**	Return***

	Prudential Jennison Portfolio

December 31, 2003	139	$7.91	$1,099	0.11%	0.45%	29.67%
December 31, 2002	400	$6.10	$2,440	0.22%	0.45%	-31.38%
December 31, 2001	370	$8.89	$3,285	0.17%	0.45%	-18.66%

	Prudential Global Portfolio

December 31, 2003	31	$9.56	$300	0.43%	0.45%	33.52%
December 31, 2002	92	$7.16	$662	1.01%	0.45%	-25.65%
December 31, 2001	86	$9.63	$826	0.38%	0.45%	-18.04%

	American Century VP Balanced Portfolio

December 31, 2003	12	$10.77	$132	2.57%	0.45%	18.48%
December 31, 2002	12	$9.09	$110	2.33%	0.45%	-9.73%
December 31, 2001	18	$10.07	$182	2.66%	0.45%	-3.82%

	American Century VP International Portfolio

December 31, 2003	5	$8.78	$47	0.72%	0.45%	24.01%
December 31, 2002	5	$7.08	$35	0.53%	0.45%	-20.81%
December 31, 2001	6	$8.94	$56	0.07%	0.45%	-29.61%

	American Century VP Value Fund

December 31, 2003	51	$14.89	$760	1.25%	0.45%	28.36%
December 31, 2002	88	$11.60	$1,021	0.91%	0.45%	-13.11%
December 31, 2001	93	$13.35	$1,235	0.17%	0.45%	12.37%

	Dreyfus Variable Investment Funds Disciplined Stock Portfolio

December 31, 2003	5	$8.57	$41	1.06%	0.45%	22.96%
December 31, 2002	3	$6.97	$23	1.01%	0.45%	-23.07%
December 31, 2001	2	$9.06	$16	0.38%	0.45%	-13.71%

	JP Morgan Bond Portfolio

December 31, 2003	4	$12.91	$56	3.05%	0.45%	3.20%
December 31, 2002	4	$12.51	$51	0.56%	0.45%	8.41%
December 31, 2001	9	$11.54	$102	5.79%	0.45%	6.46%

	JP Morgan U.S. Disciplined Equity Portfolio

December 31, 2003	8	$8.65	$67	0.75%	0.45%	27.58%
December 31, 2002	7	$6.78	$47	0.04%	0.45%	-25.25%
December 31, 2001	10	$9.07	$88	0.50%	0.45%	-11.86%

	JP Morgan International Opportunities Portfolio

December 31, 2003	1	$9.54	$11	0.91%	0.45%	31.95%
December 31, 2002	1	$7.23	$9	0.39%	0.45%	-18.86%
December 31, 2001	1	$8.91	$13	1.01%	0.45%	-19.51%

	JP Morgan Small Company Portfolio

December 31, 2003	2	$11.99	$28	0.00%	0.45%	35.48%
December 31, 2002	3	$8.85	$24	0.18%	0.45%	-22.16%
December 31, 2001	4	$11.37	$47	0.04%	0.45%	-8.45%

	MFS Emerging Growth Series

December 31, 2003	6	$7.53	$42	0.00%	0.45%	29.60%
December 31, 2002	4	$5.81	$26	0.00%	0.45%	-34.20%
December 31, 2001	2	$8.83	$15	7.32%	0.45%	-33.86%

A25

Note 6: Financial Highlights (continued)

	At year ended			For year ended

	Units	Unit	Net Assets	Investment	Expense	Total
	(000s)	Value	(000s)	Income Ratio*	Ratio**	Return***

	T. Rowe Price Mid-Cap Growth Portfolio

December 31, 2003	27	$14.41	$387	0.00%	0.45%	37.76%
December 31, 2002	20	$10.46	$210	0.00%	0.45%	-21.65%
December 31, 2001	1	$13.35	$16	0.00%	0.45%	-1.40%

	T. Rowe Price New America Growth Portfolio

December 31, 2003	19	$8.42	$159	0.00%	0.45%	34.72%
December 31, 2002	32	$6.25	$203	0.00%	0.45%	-28.98%
December 31, 2001	77	$8.80	$678	1.69%	0.45%	-12.26%

	AllianceBernstein Premier Growth Portfolio

December 31, 2003	9	$7.08	$62	0.00%	0.45%	23.13%
December 31, 2002	7	$5.75	$43	0.00%	0.45%	-31.06%
December 31, 2001	4	$8.34	$37	5.60%	0.45%	-17.59%

	Prudential Small Capitalization Stock Portfolio

December 31, 2003	32	$16.55	$532	0.23%	0.45%	37.69%
December 31, 2002	99	$12.02	$1,189	0.94%	0.45%	-15.41%
December 31, 2001	72	$14.21	$1,023	0.50%	0.45%	5.10%

	MFS Bond Series

December 31, 2003	34	$13.49	$453	3.92%	0.45%	8.88%
December 31, 2002	135	$12.39	$1,671	5.82%	0.45%	8.40%
December 31, 2001	122	$11.43	$1,391	6.44%	0.45%	8.24%

	T. Rowe Price Equity Income Portfolio

December 31, 2003	134	$12.00	$1,607	1.71%	0.45%	25.00%
December 31, 2002	134	$9.60	$1,285	1.75%	0.45%	-13.67%
December 31, 2001	113	$11.12	$1,258	1.29%	0.45%	1.09%

	Neuberger Berman AMT Partners Portfolio

December 31, 2003	4	$9.99	$39	0.00%	0.45%	35.37%
December 31, 2002	10	$7.38	$72	0.55%	0.45%	-24.62%
December 31, 2001	10	$9.79	$97	0.84%	0.45%	-3.36%

	Janus Aspen Series Worldwide Growth Portfolio

December 31, 2003	120	$8.95	$1,076	1.11%	0.45%	23.45%
December 31, 2002	371	$7.25	$2,691	0.91%	0.45%	-25.94%
December 31, 2001	396	$9.79	$3,880	0.52%	0.45%	-22.85%

	MFS Strategic Income Series

December 31, 2003	5	$13.07	$65	6.43%	0.45%	9.92%
December 31, 2002	31	$11.89	$374	4.42%	0.45%	7.89%
December 31, 2001	49	$11.02	$536	3.59%	0.45%	4.36%

	Janus Aspen Series Growth Portfolio

December 31, 2003	32	$8.50	$275	0.10%	0.45%	31.17%
December 31, 2002	29	$6.48	$187	0.00%	0.45%	-26.94%
December 31, 2001	—	$8.87	$4	0.02%	0.45%	-11.12%

	Janus Aspen Series International Growth Portfolio

December 31, 2003	10	$9.45	$92	1.26%	0.45%	34.23%
December 31, 2002	8	$7.04	$59	0.88%	0.45%	-25.97%
December 31, 2001	—	$9.51	$4	1.62%	0.45%	-4.61%

A26

Note 6: Financial Highlights (continued)

	At year ended			For year ended

	Units	Unit	Net Assets	Investment	Expense	Total
	(000s)	Value	(000s)	Income Ratio*	Ratio**	Return***

	Lazard Retirement Series Small Cap Portfolio

December 31, 2003	3	$12.17	$41	0.00%	0.45%	36.43%
December 31, 2002	3	$8.92	$24	0.00%	0.45%	-18.09%
December 31, 2001	—	$10.89	$3	0.04%	0.45%	8.57%

	Janus Aspen Mid Cap Growth Portfolio-Service Shares

December 31, 2003	84	$7.49	$629	0.00%	0.45%	34.47%
December 31, 2002	59	$5.57	$328	0.00%	0.45%	-28.31%
December 31, 2001	24	$7.77	$185	0.00%	0.45%	-24.05%

	AllianceBernstein Capital Real Estate Investment Portfolio (became available February 01, 2002)

December 31, 2003	3	$14.24	$41	2.95%	0.45%	38.66%
December 31, 2002	1	$10.27	$15	2.16%	0.45%	2.70%

	Scudder Government Securities Portfolio (became available February 01, 2002)

December 31, 2003	1	$10.85	$8	2.52%	0.45%	1.88%
December 31, 2002	1	$10.65	$6	2.41%	0.45%	6.18%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

A27

Note 6: Financial Highlights (continued)

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals—Not to exceed the lesser of $20 or 2% of the amount received.

Loans—Not to exceed $20 for each loan made.

Transfers—Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

Deferred Sales Charges—The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

Additional statement requests related to a participant’s insurance—Not to exceed $20 per statement.

C. Cost of Insurance and Other Related Charges

Participant’s contributions may be subject to certain deductions prior to being invested in the Account.The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales charges, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the contract . Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable.These charges are assessed through the redemption of units.

A28

REPORT OF INDEPENDENT AUDITORS

To the Participants of The Group Variable Universal Life Subaccounts of
The Prudential Variable Contract Account GI-2
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Variable Contract Account GI-2 at December 31, 2003, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2003 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 23, 2004

A29

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position December 31, 2003 and 2002 (in millions)

	2003	2002
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2003—$91,015; 2002—$89,693)	$98,225	$96,066
Trading account assets, at fair value	787	896
Equity securities, available for sale, at fair value (cost: 2003—$1,816; 2002—$1,736)	2,378	1,740
Commercial loans	15,659	15,420
Policy loans	7,207	8,094
Other long-term investments	3,216	3,451
Short-term investments	6,290	4,736

Total investments	133,762	130,403

Cash and cash equivalents	5,432	5,793
Accrued investment income	1,499	1,481
Deferred policy acquisition costs	4,933	4,741
Other assets	5,997	6,168
Due from parent and affiliates	5,096	4,523
Separate account assets	80,214	70,057

TOTAL ASSETS	$236,933	$223,166

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$67,573	$66,493
Policyholders’ account balances	38,886	36,682
Unpaid claims and claim adjustment expenses	1,620	1,560
Policyholders’ dividends	3,769	2,918
Securities sold under agreements to repurchase	8,074	8,975
Cash collateral for loaned securities	5,358	6,090
Income taxes payable	2,474	2,037
Short-term debt	3,578	1,933
Long-term debt	1,656	2,091
Other liabilities	5,081	7,455
Due to parent and affiliates	704	250
Separate account liabilities	80,214	70,057

Total liabilities	218,987	206,541

COMMITMENTS AND CONTINGENCIES (See Note 18)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2003 and 2002)	2	2
Additional paid-in capital	14,576	14,583
Deferred compensation	(16)	—
Accumulated other comprehensive income	2,265	2,097
Retained earnings (deficit)	1,119	(57)

Total stockholder’s equity	17,946	16,625

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$236,933	$223,166

See Notes to Consolidated Financial Statements B-1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations Years Ended December 31, 2003, 2002 and 2001 (in millions)

	2003	2002	2001
REVENUES
Premiums	$7,170	$7,243	$12,253
Policy charges and fee income	1,533	1,577	2,027
Net investment income	7,521	7,624	9,152
Realized investment gains (losses), net	480	(1,166)	(675)
Commissions and other income	634	625	4,405

Total revenues	17,338	15,903	27,162

BENEFITS AND EXPENSES
Policyholders’ benefits	8,794	8,809	12,752
Interest credited to policyholders’ account balances	1,717	1,749	1,804
Dividends to policyholders	2,474	2,525	2,722
General and administrative expenses	2,757	2,818	9,488
Demutualization costs and expenses	—	—	588

Total benefits and expenses	15,742	15,901	27,354

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,596	2	(192)

Income taxes:
Current	396	253	(914)
Deferred	31	(243)	863

Total income tax expense (benefit)	427	10	(51)

INCOME (LOSS) FROM CONTINUING OPERATIONS	1,169	(8)	(141)

DISCONTINUED OPERATIONS
Income (loss) from discontinued operations, net of taxes	7	8	(6)

NET INCOME (LOSS)	$1,176	$—	$(147)

See Notes to Consolidated Financial Statements B-2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity Years Ended December 31, 2003, 2002 and 2001 (in millions)

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Deferred Compensation	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)	Pension Liability Adjustment	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2000	$—	$—	$20,374	$—	$(107)	$359	$(18)	$234	$20,608
Demutualization reclassification
of retained earnings	—	13,666	(13,666)	—	—	—	—	—	—
Destacking dividend to parent	—	—	(5,384)	—	220	(103)	16	133	(5,251)
Policy credits issued and cash
payments to be made to eligible
policyholders	—	—	(1,129)	—	—	—	—	—	(1,129)
Capital contribution from parent	—	1,050	—	—	—	—	—	—	1,050
Comprehensive income:
Net loss before date of
demutualization	—	—	(195)	—	—	—	—	—	(195)
Net income after date of
demutualization	—	—	48	—	—	—	—	—	48
Other comprehensive income,
net of tax:
Change in foreign currency
translation adjustments	—	—	—	—	(142)	—	—	(142)	(142)
Change in net unrealized
investment gains	—	—	—	—	—	903	—	903	903
Additional pension liability
adjustment	—	—	—	—	—	—	(29)	(29)	(29)

Other comprehensive income									732

Total comprehensive income									585

Balance, December 31, 2001	—	14,716	48	—	(29)	1,159	(31)	1,099	15,863
Adjustment to destacking dividend	—	(20)	—	—	—	—	—	—	(20)
Dividend to parent	—	(123)	(105)	—	—	—	—	—	(228)
Adjustments to policy credits
issued and cash payments to
eligible policyholders	—	10	—	—	—	—	—	—	10
Capital contribution from parent	2	—	—	—	—	—	—	—	2
Comprehensive income:
Net income	—	—	—	—	—	—	—	—	—
Other comprehensive income,
net of tax:
Change in foreign currency
translation adjustments	—	—	—	—	36	—	—	36	36
Change in net unrealized
investment gains	—	—	—	—	—	964	—	964	964
Additional pension liability
adjustment	—	—	—	—	—	—	(2)	(2)	(2)

Other comprehensive income									998

Total comprehensive income									998

Balance, December 31, 2002	2	14,583	(57)	—	7	2,123	(33)	2,097	16,625
Adjustments to policy credits
issued and cash payments to
eligible policyholders	—	4	—	—	—	—	—	—	4
Capital contribution from parent	—	19	—	—	—	—	—	—	19
Purchase of fixed maturities from an
affiliate	—	(29)	—	—	—	29	—	29	—
Long-term stock-based
compensation program	—	(1)	—	(16)	—	—	—	—	(17)
Comprehensive income:
Net income	—	—	1,176	—	—	—	—	—	1,176
Other comprehensive income,
net of tax:
Change in foreign currency
translation adjustments	—	—	—	—	45	—	—	45	45
Change in net unrealized
investment gains	—	—	—	—	—	130	—	130	130
Additional pension liability
adjustment	—	—	—	—	—	—	(36)	(36)	(36)

Other comprehensive income									139

Total comprehensive income									1,315

Balance, December 31, 2003	$2	$14,576	$1,119	$(16)	$52	$2,282	$(69)	$2,265	$17,946

See Notes to Consolidated Financial Statements B-3

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows Years Ended December 31, 2003, 2002 and 2001 (in millions)

	2003	2002	2001
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$1,176	$—	$(147)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(480)	1,166	675
Policy charges and fee income	(399)	(396)	(482)
Interest credited to policyholders’ account balances	1,717	1,749	1,804
Depreciation and amortization, including premiums and discounts	153	131	433
Change in:
Deferred policy acquisition costs	(86)	186	(259)
Future policy benefits and other insurance liabilities	661	1,272	933
Trading account assets	109	(14)	2,268
Income taxes payable	423	181	(1,308)
Broker-dealer related receivables/payables	—	—	4,538
Securities purchased under agreements to resell	—	98	974
Cash collateral for borrowed securities	—	—	(1,407)
Cash collateral for loaned securities	(732)	1,282	(1,571)
Securities sold but not yet purchased	—	(96)	(2,168)
Securities sold under agreements to repurchase	(901)	2,845	(2,625)
Due to/from parent and affiliates	198	(295)	(74)
Other, net	(2,235)	309	3,707

Cash flows from (used in) operating activities	(396)	8,418	5,291

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	40,612	51,022	98,150
Fixed maturities, held to maturity	—	—	139
Equity securities, available for sale	496	1,228	5,503
Commercial loans	1,945	1,692	5,459
Other long-term investments	811	677	798
Payments for the purchase of:
Fixed maturities, available for sale	(41,079)	(58,141)	(97,511)
Fixed maturities, held to maturity	—	—	(56)
Equity securities, available for sale	(588)	(2,012)	(2,557)
Commercial loans	(1,973)	(2,122)	(1,558)
Other long-term investments	(251)	(692)	(1,328)
Cash acquired from the acquisition of subsidiary	—	—	5,912
Short-term investments	(1,557)	(676)	179
Due to/from parent and affiliates	(516)	1,344	(5,248)

Cash flows from (used in) investing activities	(2,100)	(7,680)	7,882

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	8,563	7,868	6,771
Policyholders’ account withdrawals	(7,692)	(6,068)	(9,014)
Net increase (decrease) in short-term debt	1,570	(2,136)	(6,098)
Proceeds from the issuance of long-term debt	—	—	1,464
Repayments of long-term debt	(301)	(470)	(720)
Cash payments to eligible policyholders	(5)	(500)	—
Capital contribution from parent	—	2	1,050
Dividend to parent	—	(228)	—
Cash destacked	—	—	(7,715)

Cash flows from (used in) financing activities	2,135	(1,532)	(14,262)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(361)	(794)	(1,089)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,793	6,587	7,676

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,432	$5,793	$6,587

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$3	$33	$466

Interest paid	$186	$248	$638

NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration payable to eligible policyholders	$—	$—	$1,469

See Notes to Consolidated Financial Statements B-4

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.	BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received shares of Common Stock of Prudential Financial, the rights to receive cash and increases to their policy values in the form of policy credits. The demutualization was accounted for as a reorganization. Accordingly, the Company’s retained earnings on the date of demutualization, after the distribution of the above consideration, was reclassified to “Additional paid-in capital.”

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company’s results of operations was not material.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries and those partnerships and joint ventures in which the Company has a majority financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as “available for sale” are carried at estimated fair value. Estimated fair value for fixed maturities, other than private placement securities, are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement fixed maturities are determined primarily by using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management. The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be an other than temporary impairment. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities “available for sale,” net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in a separate component of equity, “Accumulated other comprehensive income (loss).”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading account assets and securities sold but not yet purchased consist primarily of investments and derivatives used by the Company either in its capacity as a broker-dealer or its use of derivatives for asset and liability management activities. These instruments are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in “Commissions and other income.”

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to estimated fair value when a decline in value is considered to be an other than temporary impairment. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management’s judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities purchased under agreements to resell and securities sold under agreements to repurchase that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. The Company’s policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased or resold are the same, or substantially the same, as the assets transferred or received. The market value of securities to be repurchased is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure. Income and expenses related to these transactions executed within our general account, insurance subsidiaries, and broker-dealer used to generate income is reported as net investment income; however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed with our derivative dealer operations are reported in “Commissions and other income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company’s securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expense associated with securities borrowing activities are included in “Net investment income.” Income and expense associated with securities lending activities used to generate income are generally included in “Net investment income,” however, for securities lending activity used for funding purposes, the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control as well as investments in the Company’s own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.”

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost which, because of their short term, approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) whether the decline is substantial; (2) the duration of the decline (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer. Provisions for losses on commercial loans are included in “Realized investment gains (losses), net.” Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in “Realized investment gains (losses), net.”

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate of assumed future investment yield used in estimating expected gross margins was 7.33% at December 31, 2003 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group annuity defined contribution contracts and funding agreement notes issuance program, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to estimated gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to premiums. For other group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Commissions and other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, reinsurance recoverables, goodwill, receivables resulting from sales of securities that had not yet settled at the balance sheet date, and certain restricted assets. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of employee benefit liabilities, payables resulting from purchases of securities that had not yet settled at the balance sheet date, trade payables and demutualization consideration not yet paid to policyholders.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when received. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized, based on the present value of future benefits and expenses.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as “Policyholders’ benefits” for the period in which death occurs.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” or as a reduction of “Interest credited to policyholders’ account balances,” and consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).”

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company’s securities and investment management businesses are also included in “Commissions and other income.” The Company’s principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

Derivative Financial Instruments

The Company adopted SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company. In 2003, the Company adopted SFAS No. 149, “Amendment of Statement 133, Accounting for Derivative Instruments and Hedging Activities.” The adoption of this statement did not have a material impact on the results of operations of the Company, other than as discussed below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Upon its adoption of SFAS No. 133, the Company reclassified “held to maturity” securities with a fair market value of approximately $12,085 million to “available for sale” as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of “Accumulated other comprehensive income (loss)” at the time of the transfer in 2001.

Upon its adoption of SFAS No. 149, the Company recharacterized certain contracts to acquire “to be announced” securities from “Fixed maturities — available for sale” to derivatives within “Other long-term investments.” The impact of adoption of this standard included a reduction of approximately $3.2 billion of available for sale securities, as of December 31, 2003, with the related offsets recorded in “Other assets” and “Other liabilities.” In addition, an asset related to these contracts of approximately $12 million was reported in “Other long-term investments,” as of December 31, 2003, with a related gain reported in “Realized investment gains (losses), net” for the year ended December 31, 2003.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the values of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates. They are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded in the Consolidated Statements of Financial Position either as assets, within “Trading account assets” or “Other long-term investments,” or as liabilities, within “Other liabilities.” Realized and unrealized changes in fair value of derivatives used in a dealer capacity are included in “Commissions and other income” in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

As discussed in detail below and in Note 17, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective unrealized portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in “Realized investment gains (losses), net.”

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in “Accumulated other comprehensive income (loss).” When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of both the hedged item and the derivative are reported on a net basis in “Realized investment gains (losses), net.” Periodic settlements associated with such derivatives are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company occasionally is a party to a financial instrument that contains a derivative instrument that is “embedded” in the financial instrument. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

When it is determined that the derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows over the original term of the hedge contract.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses) net.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. In addition to taxes on operations, the Internal Revenue Code imposes an “equity tax” on mutual life insurance companies. Subsequent to the demutualization, the Company is no longer subject to the equity tax. Subsidiaries operating outside the United States are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for communications with policyholders and other administrative costs. Demutualization costs and expenses for the year ended December 31, 2001 also include $340 million of demutualization consideration paid to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996.

New Accounting Pronouncements

In December 2003, the Financial Accounting Standards Board (“FASB”) revised Interpretation (“FIN”) No. 46, “Consolidation of Variable Interest Entities”, which was originally issued in January 2003. FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. The Company adopted FIN No. 46 for relationships with VIEs that began on or after February 1, 2003, and on December 31, 2003, adopted the revised guidance for all relationships with VIEs that are special purpose entities (“SPEs”). The Company will implement the revised guidance to relationships with potential VIEs that are not SPEs as of March 31, 2004. The transition to the revised guidance for SPEs as of December 31, 2003, had no material effect on the Company’s consolidated financial position, results of operations or cash flows. The Company does not believe the transition to the revised guidance on March 31, 2004, will have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-01, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC has developed the SOP to address the evolution of product designs since the issuance of Statement of Financial Accounting Standards (“SFAS”) No. 60, “Accounting and Reporting by Insurance Enterprises,” and SFAS No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments” and the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

The most significant accounting implications of the SOP are as follows: (1) reporting and measuring assets and liabilities of separate account products as general account assets and liabilities when specified criteria are not met; (2) reporting and measuring seed money in separate accounts as general account assets based on the insurer’s proportionate beneficial interest in the separate account’s underlying assets; (3) capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs, but immediately expensing those sales inducements accrued or credited if such criteria are not met; (4) recognizing contractholder liabilities for: (a) modified guaranteed (market value adjusted) annuities at accreted balances that do not include the then current market value surrender adjustment, (b) two-tier annuities at the lower (non-annuitization) tier account value, (c) persistency bonuses at amounts that are not reduced for expected forfeitures, (d) group pension participating and similar general account “pass through” contracts that are not accounted for under SFAS No. 133 at amounts based on the fair value of the assets or index that determines the investment return pass through; (5) establishing an additional liability for guaranteed minimum death and similar mortality and morbidity benefits only for contracts determined to have mortality and morbidity risk that is other than nominal and when the risk charges made for a period are not proportionate to the risk borne during that period; and (6) for contracts containing an annuitization benefits contract feature, if such contract feature is not accounted for under the provisions of SFAS No. 133 establishing an additional liability for the contract feature if the present value of expected annuitization payments at the expected annuitization date exceeds the expected account balance at the expected annuitization date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company will adopt the SOP effective January 1, 2004. The effect of initially adopting this SOP will be reported as a cumulative effect of a change in accounting principle in the 2004 results of operations, which the Company expects to be a charge of approximately $52 million, net of taxes. This charge is caused primarily by the impact of converting a large group annuity contract from separate account accounting treatment to general account accounting treatment and an increase in reserves for guaranteed minimum death benefits. In addition, the FASB is currently considering the accounting for certain unearned revenue liabilities under the SOP, which could result in a decrease in the cumulative effect of change in accounting principle to be recorded.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (“modco”), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company’s adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company’s commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation’s guidance did not have a material effect on the Company’s financial position.

In June 2001, the FASB issued SFAS No. 142, “Goodwill and Other Intangible Assets.” SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company adopted SFAS No. 142 as of January 1, 2002. The Company ceased the amortization of goodwill as of that date and determined that the implementation of the standard’s transition provisions did not result in an impairment loss as of the adoption date. Net loss would have been approximately $126 million for the year ended December 31, 2001, had the provisions of the new standard been applied as of January 1, 2001. Goodwill amortization amounted to $21 million for the year ended December 31, 2001. The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2003 and 2002 annual impairment tests, the Company determined that no impairments were needed. Goodwill, which is included in “Other assets,” amounted to $99 million and $105 million at December 31, 2003 and 2002, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In August 2001, the FASB issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. The implementation of this provision was not material to the Company’s financial position. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. Consequently, certain activities included in discontinued operations in the accompanying financial statements would not have been recorded as discontinued operations prior to the adoption of SFAS No. 144. See Note 3 for additional information pertaining to discontinued operations. The Company adopted SFAS No. 144 effective January 1, 2002.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3.	DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2003	2002	2001
	(in millions)
Web-based workplace distribution of voluntary benefits (a)	$—	$(58)	$(20)
Healthcare operations (b)	11	71	25
Other	—	—	(9)

Income (loss) from discontinued operations before income taxes	11	13	(4)
Income tax expense	4	5	2

Income (loss) from discontinued operations, net of taxes	$7	$8	$(6)

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $24 million and $56 million, respectively, at December 31, 2003, and $53 million and $52 million, respectively, at December 31, 2002.

(a)	In the third quarter of 2002, the Company discontinued its web-based business for the workplace distribution of voluntary benefits. The loss for the year ended December 31, 2002 includes a pre-tax impairment charge of $32 million on the Company’s investment in a vendor of that distribution platform, as well as a pre-tax charge of $7 million related to severance and contract termination costs.

(b)	The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2003, 2002 and 2001. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters. Although the Company no longer issues or renews healthcare policies, it was required to issue and renew policies for specified periods of time after the closing date, in order to provide for uninterrupted operation and growth of the business that Aetna acquired. All such policies were 100% coinsured by Aetna. Consequently, the following amounts pertaining to the coinsurance agreement had no effect on the Company’s results of operations. Ceded premiums and benefits were $(2) million and $(7) million, respectively for the year ended December 31, 2003. Ceded premiums and benefits for the year ended December 31, 2002 were $27 million and $17 million, respectively, and for the year ended December 31, 2001 were $966 million and $827 million, respectively. Reinsurance recoverable under this agreement, included in “Other assets,” was $14 million at December 31, 2003 and $45 million at December 31, 2002.

B-14

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4.	ACQUISITIONS

Acquisition of CIGNA Corporation’s Retirement Business

On November 17, 2003, Prudential Financial announced that it had entered into a definitive Stock Purchase and Asset Transfer Agreement with CIGNA Corporation (“CIGNA”) and certain of its affiliates, pursuant to which Prudential Financial will acquire CIGNA’s retirement business. As part of Prudential Financial’s acquisition of CIGNA’s retirement business, the Company intends to acquire the domestic insurance subsidiaries of CIGNA’s retirement business. The total consideration payable in the transaction is a cash purchase price of $2.1 billion, of which the majority is expected to be paid by the Company. These consideration amounts are subject to adjustment. The transaction is subject to various closing conditions, including, among others, state insurance and other regulatory approvals and is expected to close in the first half of 2004.

Acquisition of Kyoei Life Insurance Company, Ltd.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. (“Kyoei”), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. (“Gibraltar Life”) by the Company concurrent with the acquisition. Gibraltar Life primarily offers individual life insurance in Japan, and its distribution is primarily through an agency force and affinity groups.

Prior to its acquisition, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its former shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed ¥50 billion ($395 million based on currency exchange rates at that time) in cash to Gibraltar Life’s capital and on April 20, 2001 received 100% of Gibraltar Life’s newly issued common stock. The Company also provided ¥98 billion ($775 million based on currency exchange rates at that time) to Gibraltar Life in the form of a subordinated loan.

For purposes of inclusion in the Company’s Consolidated Financial Statements, Gibraltar Life has adopted a November 30 fiscal year end. Therefore, the Company’s Consolidated Statements of Operations for the year ended December 31, 2001, include Gibraltar Life’s results of operations for the period April 2, 2001 through November 30, 2001 and include income from continuing operations before income taxes for Gibraltar Life of $238 million. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

5.	INVESTMENTS

Fixed Maturities and Equity Securities The following tables provide information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

	2003
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,911	$438	$30	$7,319
Obligations of U.S. states and their political subdivisions	1,649	178	7	1,820
Foreign government bonds	2,707	472	4	3,175
Corporate securities	76,395	6,242	185	82,452
Mortgage-backed securities	3,353	113	7	3,459

Total fixed maturities available for sale	$91,015	$7,443	$233	$98,225

Equity securities available for sale	$1,816	$614	$52	$2,378

	2002
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$8,133	$658	$7	$8,784
Obligations of U.S. states and their political subdivisions	864	126	—	990
Foreign government bonds	1,850	346	2	2,194
Corporate securities	71,743	5,523	527	76,739
Mortgage-backed securities	7,103	259	3	7,359

Total fixed maturities available for sale	$89,693	$6,912	$539	$96,066

Equity securities available for sale	$1,736	$145	$141	$1,740

The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2003, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$5,374	$5,451
Due after one year through five years	27,233	28,808
Due after five years through ten years	26,170	28,507
Due after ten years	28,885	32,000
Mortgage-backed securities	3,353	3,459

Total	$91,015	$98,225

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. B-16

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
The following table depicts the source of fixed maturity proceeds and related gross gains/(losses) on trades and prepayments and losses on impairments of both fixed maturities and equity securities:

	2003	2002	2001
	(in millions)
Fixed maturities - available for sale:
Proceeds from sales	$29,701	$39,417	$84,629
Proceeds from maturities/repayments	10,911	11,605	13,521
Gross investment gains from sales and prepayments	881	1,158	1,270
Gross investment losses from sales	(286)	(1,213)	(1,136)

Fixed maturities - held to maturity:
Proceeds from maturities/repayments	$—	$—	$139
Gross investment gains from prepayment	—	—	—

Fixed maturity and equity security impairments:
Write-downs for impairments of fixed maturities	$(327)	$(664)	$(777)
Write-downs for impairments of equity securities	(68)	(194)	(238)

Due to the adoption of SFAS No. 133, on January 1, 2001, the aggregate amortized cost of “held to maturity” securities transferred to the “available for sale” portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in “Accumulated other comprehensive income (loss)” at the time of the transfer in 2001.

Commercial Loans

The Company’s commercial loans are as follows at December 31,

	2003		2002
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$3,353	21.2%	$3,332	21.4%
Retail stores	1,739	11.0%	1,993	12.8%
Residential properties	52	0.3%	98	0.6%
Apartment complexes	4,640	29.4%	4,410	28.3%
Industrial buildings	3,379	21.4%	3,098	19.9%
Agricultural properties	1,864	11.8%	1,863	11.9%
Other	764	4.9%	798	5.1%

Subtotal of collateralized loans	15,791	100.0%	15,592	100.0%

Valuation allowance	(132)		(172)

Total collateralized loans	$15,659		$15,420

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (26.9%) and New York (10.3%) at December 31, 2003.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is summarized as follows:

	2003	2002	2001
	(in millions)
Allowance for losses, beginning of year	$172	$202	$225
Allowance on loans acquired from Gibraltar Life	—	—	739
Release of allowance for losses	(35)	(1)	(24)
Charge-offs, net of recoveries	(5)	(29)	(412)
Change in foreign exchange	—	—	7
Destacking	—	—	(333)

Allowance for losses, end of year	$132	$172	$202

B-17

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2003	2002
	(in millions)
Non-performing commercial loans with allowance for losses	$43	$87
Non-performing commercial loans with no allowance for losses .	121	163
Allowance for losses, end of year	(7)	(9)

Net carrying value of non-performing commercial loans	$157	$241

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $202 million, $316 million and $407 million for 2003, 2002 and 2001, respectively. Net investment income recognized on these loans totaled $12 million, $23 million and $32 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows:

	2003	2002
	(in millions)
Joint venture and limited partnerships:
Real estate related	$364	$681
Non real estate related	954	913

Total joint venture and limited partnerships	1,318	1,594

Real estate held through direct ownership	119	126
Separate accounts	1,273	1,051
Other	506	680

Total other long-term investments	$3,216	$3,451

Equity Method Investments

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

	At December 31,
	2003	2002
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$1,320	$2,179
Investments in securities	4,257	2,460
Cash and cash equivalents	86	132
Other assets	2,494	76

Total assets	$8,157	$4,847

Borrowed funds-third party	$934	$645
Borrowed funds-Prudential Financial	—	—
Other liabilities	3,767	561

Total liabilities	4,701	1,206
Partners’ capital	3,456	3,641

Total liabilities and partners’ capital	$8,157	$4,847

Equity in partners’ capital included above	$808	$1,074
Equity in limited partnership interests not included above	510	520

Carrying value	$1,318	$1,594

B-18

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Years ended December 31,
	2003	2002	2001
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$233	$140	$245
Income from securities investments	337	126	142
Interest expense-third party	(63)	(63)	(31)
Other expenses	(215)	(159)	(251)

Net earnings	$292	$44	$105

Equity in net earnings included above	$65	$5	$37
Equity in net earnings of limited partnership interests not included above	41	12	47

Total equity in net earnings	$106	$17	$84

Net Investment Income Net investment income for the years ended December 31, was from the following sources:

	2003	2002	2001
	(in millions)
Fixed maturities available for sale	$5,736	$5,849	$6,824
Fixed maturities held to maturity	—	—	12
Trading account assets	1	—	294
Equity securities available for sale	42	57	45
Commercial loans	1,215	1,244	1,432
Policy loans	470	510	522
Broker-dealer related receivables	—	—	513
Short-term investments and cash equivalents	145	267	462
Other investment income	329	170	436

Gross investment income	7,938	8,097	10,540
Less investment expenses	(417)	(473)	(1,388)

Net investment income	$7,521	$7,624	$9,152

Based on the carrying value, assets categorized as “non-income producing” at December 31, 2003 included in fixed maturities and commercial loans totaled $72 million and $26 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2003	2002	2001
	(in millions)
Fixed maturities	$268	$(719)	$(639)
Equity securities available for sale	(2)	(155)	(245)
Commercial loans	58	10	1
Investment real estate	(3)	—	40
Joint ventures and limited partnerships	88	11	—
Derivatives	7	(292)	154
Other	64	(21)	14

Realized investment gains (losses), net	$480	$(1,166)	$(675)

B-19

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2000	$731	$(50)	$(104)	$—	$(218)	$359
Net investment gains (losses) on investments arising
during the period	815	—	—	—	(301)	514
Reclassification adjustment for (gains) losses included in
net income	865	—	—	—	(320)	545
Impact of net unrealized investment (gains) losses on
deferred policy acquisition costs	—	(270)	—	—	97	(173)
Impact of net unrealized investment (gains) losses on
future policy benefits	—	—	27	—	(10)	17
Destacking dividend to parent	(156)	3	—	—	50	(103)

Balance, December 31, 2001	2,255	(317)	(77)	—	(702)	1,159
Net investment gains (losses) on investments arising
during the period	3,231	—	—	—	(1,162)	2,069
Reclassification adjustment for (gains) losses included in
net income	844	—	—	—	(303)	541
Impact of net unrealized investment (gains) losses on
deferred policy acquisition costs	—	(195)	—	—	70	(125)
Impact of net unrealized investment (gains) losses on
future policy benefits	—	—	(772)	—	278	(494)
Impact of net unrealized investment (gains) losses on
policyholders’ dividends	—	—	—	(1,606)	579	(1,027)

Balance, December 31, 2002	6,330	(512)	(849)	(1,606)	(1,240)	2,123
Net investment gains (losses) on investments arising
during the period	1,625	—	—	—	(542)	1,083
Reclassification adjustment for (gains) losses included in
net income	(289)	—	—	—	96	(193)
Impact of net unrealized investment (gains) losses on
deferred policy acquisition costs	—	106	—	—	(38)	68
Impact of net unrealized investment (gains) losses on
future policy benefits	—	—	(456)	—	164	(292)
Impact of net unrealized investment (gains) losses on
policyholders’ dividends	—	—	—	(837)	301	(536)
Purchase of fixed maturities from an affiliate	45	—	—	—	(16)	29

Balance, December 31, 2003	$7,711	$(406)	$(1,305)	$(2,443)	$(1,275)	$2,282

The table below presents unrealized gains (losses) on investments by asset class at December 31,

	2003	2002	2001
	(in millions)
Fixed maturities	$7,210	$6,373	$2,282
Equity securities	562	4	77
Other investments	(61)	(47)	(104)

Unrealized gains on investments	$7,711	$6,330	$2,255

B-20

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2003:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S.
government corporations and agencies	$1,581	$33	$—	$—	$1,581	$33
Obligations of U.S. states and their political subdivisions	134	7	2	—	136	7
Foreign government bonds	180	3	35	1	215	4
Corporate securities	6,731	145	1,040	37	7,771	182
Mortgage-backed securities	823	7	—	—	823	7

Total	$9,449	$195	$1,077	$38	$10,526	$233

As of December 31, 2003, gross unrealized losses on fixed maturities totaled $233 million comprising 672 issuers. Of this amount, there was $195 million in less than twelve months category comprising 596 issuers and $38 million in the greater than twelve months category comprising 76 issuers. The $233 million of gross unrealized losses is mainly comprised of investment grade securities. Approximately $36 million of the total gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for a period of twelve months or more, and substantially all of which were less than six months old. The $38 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing sector, utility sector and in asset backed securities. Additionally, there were no individual issuers with gross unrealized losses greater than $10 million. Based on a review of the above information in conjunction with other factors as outlined in the policy surrounding other than temporary impairments (see Note 2), the Company has concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2003.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2003:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities available for sale	$158	$32	$96	$19	$254	$51

As of December 31, 2003, gross unrealized losses on equity securities totaled $51 million comprising 1,292 issuers. Of this amount, there were $32 million in less than twelve months category comprising 869 issuers and $19 million in the greater than twelve months category comprising 423 issuers. Approximately $4 million of the total gross unrealized losses represented declines of greater than 20%, none of which had been in that position for a period of six months or more. There were no individual issuers comprising more than $5 million of the $19 million of gross unrealized losses in the greater than twelve months category. Based on a review of the above information in conjunction with other factors outlined in the policy surrounding other than temporary impairments (see Note 2), the Company has concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2003.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2003	2002
	(in millions)
Fixed maturities available for sale	$13,404	$15,071
Trading account assets	456	68
Separate account assets	3,196	2,496

Total securities pledged	$17,056	$17,635

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. The fair value of this collateral was approximately $422 million and $280 million at December 31, 2003 and 2002, respectively, of which $272 million in 2003 and $80 million in 2002 had either been sold or repledged.

Assets of $265 million and $223 million at December 31, 2003 and 2002, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $601 million and $789 million at December 31, 2003 and 2002, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $71 million and $119 million at December 31, 2003 and 2002, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $11 million and $25 million at December 31, 2003 and 2002, respectively.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2003	2002	2001
	(in millions)
Balance, beginning of year	$4,741	$5,122	$7,063
Capitalization of commissions, sales and issue expenses	461	461	1,385
Amortization	(375)	(647)	(1,126)
Change in unrealized investment gains and losses	106	(195)	(270)
Foreign currency translation	—	—	(184)
Destacking	—	—	(1,746)

Balance, end of year	$4,933	$4,741	$5,122

7.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits Future policy benefits at December 31, are as follows:

	2003	2002
	(in millions)
Life insurance	$53,450	$52,610
Annuities	13,768	13,591
Other contract liabilities	355	292

Total future policy benefits	$67,573	$66,493

Participating insurance represented 30% and 34% of domestic individual life insurance in force at December 31, 2003 and 2002, respectively, and 92%, 91% and 92% of domestic individual life insurance premiums for 2003, 2002 and 2001, respectively.

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 2.5% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of (1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 3.5% to 14.8%; less than 3% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the aggregate reserves range from 2.5% to 6.4%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,830 million and $2,457 million are included in “Future policy benefits” with respect to these deficiencies at December 31, 2003 and 2002, respectively.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2003	2002
	(in millions)
Individual annuities	$6,854	$6,115
Group annuities	1,769	1,815
Guaranteed investment contracts and guaranteed interest accounts	13,951	13,698
Funding agreements	1,451	284
Interest-sensitive life contracts	3,508	3,369
Dividend accumulations and other	11,353	11,401

Policyholders’ account balances	$38,886	$36,682

Policyholders’ account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Included in funding agreements at December 31, 2003 are $1,052 million of medium-term notes of consolidated trust entities secured by funding agreements purchased with the proceeds of such notes. The interest rates associated with such notes range from 1.3% to 3.9%. Interest crediting rates range from 3.5% to 8% for interest-sensitive life contracts and from 0.0% to 13.8% for investment-type contracts. Less than 4% of policyholders’ account balances have interest crediting rates in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance and accident and health insurance at December 31:

	2003		2002		2001
	Accident and Health	Property and Casualty	Accident and Health	Property and Casualty	Accident and Health	Property and Casualty
	(in millions)
Balance at January 1	$1,560	$—	$1,647	$—	$1,701	$1,848
Less reinsurance recoverables, net	24	—	129	—	246	608

Net balance at January 1	1,536	—	1,518	—	1,455	1,240

Incurred related to:
Current year	542	—	541	—	632	1,440
Prior years	33	—	(32)	—	(45)	(113)

Total incurred	575	—	509	—	587	1,327

Paid related to:
Current year	153	—	158	—	219	932
Prior years	355	—	333	—	312	553

Total paid	508	—	491	—	531	1,485

Acquisitions (dispositions)	—	—	—	—	15	—
Destacking	—	—	—	—	(8)	(1,082)

Net balance at December 31	1,603	—	1,536	—	1,518	—
Plus reinsurance recoverables, net	17	—	24	—	129	—

Balance at December 31	$1,620	$—	$1,560	$—	$1,647	$—

The accident and health reinsurance recoverable balance related to unpaid claims at December 31, 2003, 2002 and 2001 includes $1 million, $9 million and $117 million, respectively, attributable to the Company’s discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company’s experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for accident and health in 2003 that related to prior years were primarily due to required interest somewhat offset by long-term disability claim termination experience. The amounts incurred for claims and claim adjustment expenses for accident and health in 2002 and 2001 that related to prior years was due to long-term disability claim termination experience. The amounts incurred for claims and claim adjustment expenses for property and casualty in 2001 that related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

8.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Due to the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. As of December 31, 2003, the Company has not recognized a policyholder dividend obligation for the excess of actual cumulative earnings over the expected cumulative earnings. However, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as policyholder dividend obligations of $2,443 million and $1,606 million at December 31, 2003 and 2002, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).”

On December 11, 2002 and November 13, 2001, the Company’s Board of Directors acted to reduce dividends, effective January 1, 2003 and 2002, respectively, on Closed Block policies to reflect unfavorable investment experience that had emerged since July 1, 2000, the date the Closed Block was originally funded. These actions resulted in a $56 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2002.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2003	2002
	(in millions)
Closed Block Liabilities
Future policy benefits	$48,842	$48,247
Policyholders’ dividends payable	1,168	1,151
Policyholder dividend obligation	2,443	1,606
Policyholders’ account balances	5,523	5,481
Other Closed Block liabilities	7,222	9,760

Total Closed Block Liabilities	65,198	66,245

Closed Block Assets
Fixed maturities, available for sale, at fair value	40,517	42,402
Equity securities, available for sale, at fair value	2,282	1,521
Commercial loans	6,423	6,457
Policy loans	5,543	5,681
Other long-term investments	983	1,008
Short-term investments	3,361	2,374

Total investments	59,109	59,443
Cash and cash equivalents	2,075	2,526
Accrued investment income	693	715
Other Closed Block assets	323	528

Total Closed Block Assets	62,200	63,212

Excess of reported Closed Block Liabilities over Closed Block Assets	2,998	3,033
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	3,415	2,720
Allocated to policyholder dividend obligation	(2,443)	(1,606)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,970	$4,147

Information regarding the policyholder dividend obligation is as follows:

	2003	2002
	(in millions)
Balance, January 1	$1,606	$—
Impact on income before gains allocable to policyholder dividend obligation	—	—
Net investment gains	—	—
Unrealized investment gains	837	1,606

Balance, December 31	$2,443	$1,606

B-26

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
Closed Block revenues and benefits and expenses for the years ended December 31, 2003 and 2002, and the period from the date of demutualization through December 31, 2001 were as follows:

	2003	2002	December 18, 2001 through December 31, 2001
	(in millions)
Revenues
Premiums	$3,860	$4,022	$293
Net investment income	3,326	3,333	129
Realized investment gains (losses), net	430	(521)	24
Other income	64	68	3

Total Closed Block revenues	7,680	6,902	449

Benefits and Expenses
Policyholders’ benefits	4,174	4,310	288
Interest credited to policyholders’ account balances	139	139	5
Dividends to policyholders	2,452	2,506	100
General and administrative expenses	759	801	33

Total Closed Block benefits and expenses	7,524	7,756	426

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	156	(854)	23

Income tax expense (benefit)	(21)	(147)	2

Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$177	$(707)	$21

9.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance was placed on a pro-rata basis and excess of loss, including stop-loss, basis. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.p.A., The Prumerica Life Insurance Company, Inc., Prudential Seguros, S.A., Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna and Pruco Reinsurance Ltd.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2003	2002	2001
	(in millions)
Direct premiums	$7,868	$7,927	$12,842
Reinsurance assumed	277	154	95
Reinsurance ceded	(975)	(838)	(684)

Premiums	$7,170	$7,243	$12,253

Policyholders’ benefits ceded	$844	$773	$845

“Premiums” includes affiliated reinsurance assumed of $196 million and $104 million and affiliated reinsurance ceded of $(222) million and $(162) million for the years ended December 31, 2003 and 2002, respectively. Affiliated policyholders’ benefits ceded were $68 million and $54 million for the years ended December 31, 2003 and 2002, respectively.

Reinsurance recoverables, included in “Other assets” and “Due from parent and affiliates” at December 31, are as follows:

	2003	2002
	(in millions)
Life insurance	$945	$901
Other reinsurance	62	71

Total reinsurance recoverable	$1,007	$972

Reinsurance recoverables included in “Other assets” are $500 million and $565 million at December 31, 2003 and 2002, respectively. Three major reinsurance companies account for approximately 71% of the reinsurance recoverable at December 31, 2003. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables included in “Due from parent and affiliates” are $507 million and $407 million at December 31, 2003 and 2002, respectively. Reinsurance payables included in “Due to parent and affiliates” are $220 million and $169 million at December 31, 2003 and 2002, respectively.

10.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt Short-term debt at December 31, is as follows:

	2003	2002
	(in millions)
Commercial paper	$2,846	$1,265
Notes payable	278	30
Current portion of long-term debt	454	638

Total short-term debt	$3,578	$1,933

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 1.0% and 1.3% at December 31, 2003 and 2002, respectively. Notes payable at December 31, 2003 includes a $262 million note payable to a related party that matures on January 7, 2004 and bears an interest rate of 1.0%

At December 31, 2003, the Company had $1,566 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2003 and 2002, a portion of commercial paper borrowings were supported by $1,500 million and $2,500 million of the Company’s existing lines of credit, respectively. At December 31, 2003 and 2002, the weighted average maturity of commercial paper outstanding was 17 and 19 days, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
Long-term Debt Long-term debt at December 31, is as follows:

Description	Maturity Dates	Rate	2003	2002
			(in millions)
Fixed rate notes
U.S. Dollar	2006-2023	6.38%-7.30%	$965	$1,002
Floating rate notes (“FRNs”)
U.S. Dollar	2004	(a)	—	399
Surplus notes	2007-2025	(b)	691	690

Total long-term debt			$1,656	$2,091

(a)	The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 1.72% to 2.43% in 2002.

(b)	The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2003 and 2002.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2003 and 2002, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $691 million and $690 million was outstanding at December 31, 2003 and 2002, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (“the Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2003, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, were decreases of $28 million and $30 million in interest expense for the years ended December 31, 2003 and 2002, respectively. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt was $167 million, $220 million and $641 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

Included in “Policyholders’ account balances” are debt obligations of the Company. See Note 7 for further discussion.

11.	STOCK-BASED COMPENSATION

In 2003, Prudential Financial issued stock-based compensation including stock options, restricted stock, restricted stock units and performance shares. Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, “Accounting for Stock-Based Compensation,” as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the year ended December 31, 2003, include costs of $3 million associated with stock-based compensation issued by Prudential Financial to certain employees and non-employees of the Company and the Statement of Financial Position at December 31, 2003, includes a reduction in equity for deferred compensation. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial’s Common Stock on the date of grant.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded contributory and non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and salary during their career.

The Company provides certain life insurance and health care benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

On December 8, 2003, President Bush signed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (“the Act”) into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D). This legislation may eventually reduce the Company’s costs for retiree health care benefits.

On January 12, 2004, the FASB issued FASB Staff Position No. FAS 106-1, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003” (“FSP 106-1”). As permitted by FSP 106-1, the Company is electing to defer the accounting for the effects of the Act. The deferral remains in effect until the earlier of the re-measurement of plan assets and obligations subsequent to January 31, 2004 or the issuance of guidance by the FASB. The accumulated postretirement benefit obligation and net periodic postretirement cost in the financial statements and accompanying notes do not reflect the effect of the Act.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid and accrued benefits costs are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2003	2002	2003	2002
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(6,546)	$(5,851)	$(2,370)	$(2,027)
Service cost	(149)	(138)	(13)	(13)
Interest cost	(419)	(434)	(150)	(148)
Plan participants’ contributions	—	—	(11)	(8)
Amendments	(10)	(218)	73	141
Annuity purchase	3	68	—	—
Actuarial losses, net	(648)	(409)	(549)	(380)
Curtailments	112	—	1	—
Contractual termination benefits	(1)	(1)	—	—
Special termination benefits	(44)	—	(1)	—
Transfers from destacked subsidiaries	—	—	(3)	—
Transfers to destacked subsidiaries	—	49	—	—
Benefits paid	602	388	168	160
Foreign currency changes	(1)	—	(4)	—
Transfer from postemployment benefits	—	—	—	(95)

Benefit obligation at end of period	$(7,101)	$(6,546)	$(2,859)	$(2,370)

Change in plan assets
Fair value of plan assets at beginning of period	$7,837	$8,628	$1,157	$1,343
Actual return (loss) on plan assets	1,381	(364)	126	(37)
Annuity purchase	(3)	(68)	—	—
Employer contributions	30	29	5	3
Plan participants’ contributions	—	—	11	8
Benefits paid	(602)	(388)	(168)	(160)

Fair value of plan assets at end of period	$8,643	$7,837	$1,131	$1,157

Funded status
Funded status at end of period	$1,542	$1,291	$(1,728)	$(1,213)
Unrecognized transition (asset) liability	(23)	(130)	6	15
Unrecognized prior service costs	164	230	(74)	(10)
Unrecognized actuarial losses, net	1,349	1,366	866	372
Effects of fourth quarter activity	6	6	1	2

Net amount recognized	$3,038	$2,763	$(929)	$(834)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,328	$3,082	$—	$—
Accrued benefit liability	(397)	(371)	(929)	(834)
Intangible asset	—	—	—	—
Accumulated other comprehensive income	107	52	—	—

Net amount recognized	$3,038	$2,763	$(929)	$(834)

Accumulated benefit obligation	$(6,596)	$(6,027)	$(2,859)	$(2,434)

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $508 million, $404 million and $0 million, respectively, at September 30, 2003 and $456 million, $379 million and $0 million, respectively, at September 30, 2002.

In 2003 and 2002, the pension plan purchased annuity contracts from Prudential Insurance for $3 million and $68 million, respectively. The approximate future annual benefit payment for all annuity contracts was $22 million and $20 million in 2003 and 2002, respectively.

The benefit obligation for pensions increased by $10 million in 2003 related to non-qualified pension obligations transferred from a destacked subsidiary. The benefit obligation for pensions increased by $218 million in 2002 for amendments related to the distribution of value to the pension plan upon demutualization for $200 million and $18 million related to Prudential Securities cash balance feature, which increased the amount of earnings considered pensionable.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The benefit obligation for other postretirement benefits decreased by $73 million in 2003 for changes in the substantive plan made to medical, dental and life insurance benefits. There was a reduction in cost related to changes in the prescription drug program of $39 million and a reduction of $39 million for cost sharing shifts to certain retirees for medical and dental benefits. There was an increase in cost of $5 million associated with providing Prudential Financial benefits to former Prudential Securities Inc. employees that transferred to Prudential Financial effective July 1, 2003. The benefit obligation for other postretirement benefits decreased by $141 million in 2002 for changes in the substantive plan made to medical and dental benefits. The significant cost reduction relates to changes in the prescription drug program of $128 million for co-payments and $13 million for cost sharing shifts to certain retirees for medical and dental benefits. Also in 2002, the Company approved the establishment of a new category of retiree called disabled retirees. Based on this new category, $95 million of medical and dental benefits were transferred from postemployment benefits to postretirement benefits.

The pension benefits were amended during the time periods presented for 2002 and 2001 to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Employees were provided special termination benefits in conjunction with their termination of employment related to the Prudential Securities Inc. and Prudential Property and Casualty transactions in 2003. These benefits include the cost of vesting plan participants, accruing benefits until year-end, crediting service for vesting purposes and certain early retirement subsidies.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2003	2002	2001	2003	2002	2001
	(in millions)
Components of net periodic (benefit) cost
Service cost	$149	$138	$167	$13	$13	$18
Interest cost	419	434	431	150	148	150
Expected return on plan assets	(833)	(908)	(880)	(84)	(115)	(134)
Amortization of transition amount	(107)	(107)	(106)	2	14	17
Amortization of prior service cost	29	30	12	—	—	—
Amortization of actuarial net (gain) loss	8	(47)	(85)	10	(8)	(16)
Curtailments	37	—	—	—	—	—
Contractual termination benefits	—	1	4	—	—	—
Special termination benefits	44	—	—	1	—	—

Net periodic (benefit) cost	$(254)	$(459)	$(457)	$92	$52	$35

The increase in the minimum liability included in “Accumulated other comprehensive income” as of September 30, 2003 and September 30, 2002 is as follows:

	Pension Benefits		Other Postretirement Benefits
	2003	2002	2003	2002
	(in millions)
Increase in minimum liability included in other comprehensive income	$55	$7	$—	$—

The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2003	2002	2001	2003	2002	2001
Weighted-average assumptions
Discount rate (beginning of period)	6.50%	7.25%	7.75%	6.50%	7.25%		7.75%
Discount rate (end of period)	5.75%	6.50%	7.25%	5.75%	6.50%		7.25%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%		4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%		4.50%
Expected return on plan assets (beginning of period)	8.75%	9.50%	9.50%	7.75%	9.00%		9.00%
Health care cost trend rates	—	—	—	6.05-10.00	6.40-10.00%	%	6.76-8.76%
Ultimate health care cost trend rate after
gradual decrease until 2007	—	—	—	5.00%	5.00%		5.00%

B-32

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The pension and postretirement expected long term rates of return for 2003 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2003. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies. The expected returns by an asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long term rate of return in 2004. The expected long term rate of return for 2004 is 8.75% and 7.75%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a 5 year period.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2003
(in millions)
One percentage point increase
Increase in total service and interest costs	$11
Increase in postretirement benefit obligation	230

One percentage point decrease
Decrease in total service and interest costs	$10
Decrease in postretirement benefit obligation	197

Pension and postretirement plan asset allocation as of September 30, 2003 and September 30, 2002, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2003	2002	2003	2002
Asset category
U.S. Stocks	49%	42%	52%	55%
International Stocks	9%	9%	5%	3%
U.S. Bonds	32%	30%	20%	14%
International Bonds	2%	5%	0%	0%
Short Term Investments	2%	3%	3%	1%
Real Estate	6%	8%	0%	0%
Municipal Bonds	0%	0%	20%	27%
Other	0%	3%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2003 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2003		Postretirement Investment Policy Guidelines as of September 30, 2003
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	18%	56%	24%	59%
International Stocks	5%	15%	1%	7%
U.S. Bonds	19%	57%	10%	44%
International Bonds	5%	25%	0%	0%
Short Term Investments	0%	5%	0%	27%
Real Estate	0%	7%	0%	0%
Municipal Bonds	0%	0%	20%	22%

B-33

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and real estate, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula which allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and municipal bonds, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. The postretirement domestic equity is used to provide expected growth in assets deposited into the plan assets. International equity is used to provide diversification to domestic equity as well as expected capital growth. Bonds provide liquidity and income. Short-term investments provide liquidity and allow for defensive asset mixes. Municipal bonds provide liquidity and tax efficient income, where appropriate. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

Pension assets include Prudential Financial Inc. common stock in the amount of $103 million (1.2 percent of total plan assets) as of September 30, 2002. There were no investments in Prudential Financial Inc. common stock as of September 30, 2003. Pension plan assets of $7,216 million and $6,385 million are included in Separate Account assets and liabilities as of September 30, 2003 and 2002, respectively.

Postretirement equity securities did not include any Prudential Financial Inc. common stock as of September 30, 2003 or 2002.

The expected benefit payments for the Company’s domestic pension and postretirement plans for the years indicated are as follows:

Expected Benefits Payments	Pension	Other Postretirement Benefits
	(in millions)
2004	$633	$226
2005	434	233
2006	362	239
2007	363	242
2008	367	241
2009-2013	1,963	1,206

Total	$4,122	$2,387

The Company anticipates that it will make cash contributions in 2004 of $29 million to the non-qualified pension plan and $2 million to the postretirement plans. The Company does not anticipate making any contributions to the qualified pension plan in 2004.

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2003 and 2002, was $52 million and $84 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $54 million, $55 million and $72 million for the years ended December 31, 2003, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

13.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2003	2002	2001
	(in millions)
Current tax expense (benefit)
U.S	$379	$231	$(1,014)
State and local	2	18	57
Foreign	15	4	43

Total	396	253	(914)

Deferred tax expense (benefit)
U.S	48	(221)	765
State and local	(16)	(22)	(73)
Foreign	(1)	—	171

Total	31	(243)	863

Total income tax expense (benefit)	$427	$10	$(51)

The Company’s actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2003	2002	2001
	(in millions)
Expected federal income tax expense (benefit)	$558	$1	$(67)
Non-taxable investment income	(56)	(96)	(63)
Change in valuation allowance	(19)	22	17
Non-deductible expenses	(18)	67	241
State and local income taxes	(9)	(5)	(12)
Equity tax	—	—	(200)
Other	(29)	21	33

Total income tax expense (benefit)	$427	$10	$(51)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2003	2002
	(in millions)
Deferred tax assets
Insurance reserves	$1,340	$1,096
Policyholder dividends	1,136	778
Other	336	194

Deferred tax assets before valuation allowance	2,812	2,068
Valuation allowance	(28)	(47)

Deferred tax assets after valuation allowance	2,784	2,021

Deferred tax liabilities
Net unrealized investment gains	2,770	2,309
Deferred policy acquisition costs	1,168	1,082
Employee benefits	610	510
Other	165	34

Deferred tax liabilities	4,713	3,935

Net deferred tax liability	$(1,929)	$(1,914)

B-35

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 and 2002, respectively, the Company had federal net operating and capital loss carryforwards of $65 million and $300 million, which expire between 2007 and 2018. At December 31, 2003 and 2002, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $2,490 million and $2,747 million, which expire between 2005 and 2023.

The Internal Revenue Service (the “Service”) has completed all examinations of the consolidated federal income tax returns through 1996. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

14.	STOCKHOLDER’S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was $1,557 million at December 31, 2003. There were applicable adjustments for unrealized capital gains of $624 million at December 31, 2003. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31, excluding realized capital gains and losses. The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,231 million, $(490) million and $(896) million for the years ended December 31, 2003, 2002 and 2001, respectively. Statutory capital and surplus of Prudential Insurance amounted to $7,472 million and $5,699 million at December 31, 2003 and 2002, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15.	RELATED PARTY TRANSACTIONS

Service Agreements - Services Provided

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation and Prudential Japan Holdings, LLC. Under the agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $501 million and $527 million for the years ended December 31, 2003 and December 31, 2002, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Under these service agreements, the Company converts deposited funds denominated in foreign currencies into U.S. dollars for payment to other subsidiaries of Prudential Financial. At December 31, 2003, the Company’s affiliated liability due to these deposits was $187 million and is included within “Due to parent and affiliates.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Commissions and other income” were $214 million and $231 million for the years ended December 31, 2003 and 2002, respectively, related primarily to compensation for the sale of affiliates’ products through the Company’s distribution network. The amounts due to the Company under such agreements were $166 million and $208 million at December 31, 2003 and 2002, respectively, and are included in “Due from parent and affiliates.”

Service Agreements - Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group Inc. and consulting services from Prumerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $200 million and $195 million in “Net investment income” and $146 million and $101 million in “General and administrative expenses” for the years ended December 31, 2003 and 2002, respectively. The amounts due to Prudential Financial and certain of its subsidiaries under such agreements were $35 million and $25 million at December 31, 2003 and 2002, respectively, and are included in “Due to parent and affiliates.”

Notes Receivable and Other Lending Activities

Prudential Funding, LLC, an indirect, wholly owned consolidated subsidiary of the Company, borrows funds primarily through the issuance of commercial paper, private placement medium-term notes and Euro medium-term notes which are reflected in “Short-term debt” and “Long-term debt.” Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries at cost. After demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates.

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2003	2002
			(in millions)
U.S. Dollar floating rate notes (a)	2003-2005	1.60% - 3.40%	$1,150	$2,150
U.S. Dollar fixed rate note (b)	2004-2010	4.56% - 5.37%	120	20
Japanese Yen fixed rate note	2008	1.92% - 2.17%	690	624
Great Britain Pound floating rate note	2004	4.49% - 5.17%	95	85

Total long-term notes receivable - affiliated (c)			2,055	2,879
Short-term notes receivable - affiliated (d)			2,365	1,025

Total notes receivable - affiliated			$4,420	$3,904

(a)	On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Included within floating rate notes is the current portion of long-term notes receivable, which was $1,000 million at December 31, 2003 and 2002.

(b)	Included within fixed rate notes is the current portion of long-term notes receivable, which was $20 million at December 31, 2003.

(c)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.

(d)	Short-term notes receivable have variable rates, which averaged 1.36% at December 31, 2003 and 1.82% at December 31, 2002. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $3 million and $4 million at December 31, 2003 and 2002, and is included in “Due from parent and affiliates.” B-37

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company also engages in overnight borrowing and lending of funds with Prudential Financial. “Cash and cash equivalents” included $228 million and $170 million associated with these transactions at December 31, 2003 and 2002, respectively.

Revenues related to lending activities to affiliates were $24 million and $28 million in “Net investment income” and $55 million and $82 million in “Commissions and other income” for the years ended December 31, 2003 and 2002, respectively.

Short-term Debt

As discussed in Note 10, at December 31, 2003, “Short-term debt” includes $262 million of borrowings due to an affiliate of Prudential Financial.

Purchase of Fixed Maturities from an Affiliate

In October 2003, the Company purchased fixed maturity investments from an affiliate for $595 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $29 million between the historic amortized cost and the fair value, net of taxes was recorded as a reduction in additional paid-in-capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Trading account assets” were $370 million and $342 million at December 31, 2003 and 2002, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $263 million and $56 million at December 31, 2003 and 2002, respectively.

Reinsurance

As discussed in Note 9, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

16.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The estimated fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Notes Receivable - Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Investment Contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company’s financial instruments where the carrying amounts and estimated fair values differ at December 31,

	2003		2002
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)
Commercial loans	$15,659	$17,188	$15,420	$17,276
Policy loans	7,207	8,647	8,094	9,916
Notes receivable - affiliated	4,420	4,442	3,904	3,925
Investment contracts	30,739	31,508	28,722	29,615
Short-term and long-term debt	5,234	5,490	4,024	4,293

17.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company’s equity portfolio or a portion thereof. This strategy affects an orderly sale of hedged securities. When the Company has large cash flows that it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the risk that unfavorable changes in currency exchange rates will reduce U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. earnings are expected to be generated. These contracts do not qualify for hedge accounting. Concurrent with destacking, currency forwards hedging earnings of certain non-U.S. businesses were effectively terminated by entering into equal and offsetting trades.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. Credit derivatives are sold for a premium and are recorded at fair value.

Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (TBA) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

Cash Flow, Fair Value and Net Investment Hedges

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2003, 2002 and 2001 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur on the anticipated date or within the additional time period permitted by SFAS No. 133.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes.

(in millions)
Additions due to cumulative effect of change in accounting principle upon adoption of SFAS No. 133 at January 1, 2001	$8
Net deferred gains on cash flow hedges from January 1 to December 31, 2001	3
Amount reclassified into current period earnings	(18)
Destacking	15

Balance, December 31, 2001	8

Net deferred gains on cash flow hedges from January 1 to December 31, 2002	79
Amount reclassified into current period earnings	(30)

Balance, December 31, 2002	57

Net deferred losses on cash flow hedges from January 1 to December 31, 2003	(100)
Amount reclassified into current period earnings	(24)

Balance, December 31, 2003	$(67)

It is anticipated that a pre-tax gain of approximately $12 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2004, offset by amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 20 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustments account within “Accumulated other comprehensive income (loss)” were losses of $33 million in 2003, losses of $32 million in 2002 and gains of $75 million in 2001.

For the years ended December 31, 2003, 2002 and 2001, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

18.	COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2003, the Company’s future commitments on long-term debt, as more fully described in Note 10, and future minimum lease payments under non-cancelable operating leases:

	Long-term Debt	Operating Leases
	(in millions)
2004	$—	$108
2005	58	94
2006	63	78
2007	269	66
2008	602	38
Beyond 2008	664	100

Total	$1,656	$484

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2003, 2002 and 2001 was $74 million, $69 million and $520 million, respectively.

In connection with the Company’s commercial loan business, it originates commercial mortgage loans. As of December 31, 2003, the Company had outstanding commercial mortgage loan commitments with borrowers of $548 million.

The Company also has other commitments, which primarily include commitments to fund investments. These commitments amounted to $2,349 million as of December 31, 2003.

Certain contracts underwritten by the Company’s guaranteed products business include guarantees of principal related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2003, such contracts in force carried a total guaranteed value of $1,567 million.

A number of guarantees provided by the Company relate to real estate investments, in which the unconsolidated investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company’s maximum potential exposure under these guarantees was $879 million at December 31, 2003. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. At December 31, 2003, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

The Company is subject to other financial guarantees and indemnity arrangements, including those related to businesses that have been sold. Some of these guarantees may extend far into the future, and are subject to caps aggregating to $13 million. In other limited cases, the amount that can be claimed from the Company or the time in which these claims may be presented to the Company are not limited. At December 31, 2003, the Company has accrued liabilities of $5 million associated with all other financial guarantees and indemnity arrangements, which does not include liabilities retained associated with sold businesses.

Contingencies

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company’s former managed care operations and assert nationwide classes. In October 2000, by Order of the Judicial Panel on Multi-district Litigation, class actions brought by policyholders and physicians were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. The policyholder actions have been resolved. The class actions brought by the physicians allege, among other things, breach of contract, violations of ERISA, violations of and conspiracy to violate RICO, and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. In September 2002, the court granted plaintiffs’ motion for certification of a nationwide class of physicians. The Company and the other managed care defendants have appealed the certification to the United States Court of Appeals for the Eleventh Circuit. That appeal is pending.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including the Company and other affiliated entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance. The complaint alleges that the Company received prepayments of approximately $100 million. All defendants have moved to dismiss the complaint.

The Company’s litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of
The Prudential Insurance Company of America

          In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          As described in Note 2, the Company adopted Financial Accounting Standards Board revised Interpretation (“FIN”) No. 46, “Consolidation of Variable Interest Entities” as of December 31, 2003, Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” as of January 1, 2002, and Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” as of January 1, 2002.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 23, 2004

                                                     Supplement Dated May 1, 2004
                                                    To Prospectus Dated May 1, 2004
                                              For Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2004 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that Prudential Insurance offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates. In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Funds. More detail concerning each Fund’s fees and expenses as well as objective and investment strategy is contained in this document and in the prospectus for each Fund.

----------------------------------------------------------------------------------- --------------- -----------------
                      Total Annual Fund Operation Expenses*                            Minimum          Maximum

----------------------------------------------------------------------------------- --------------- -----------------
----------------------------------------------------------------------------------- --------------- -----------------
Gross expenses deducted from the Fund's assets, including management fees,
distribution and/or service (12b-1) fees, and other expenses                            0.37%            3.89%

----------------------------------------------------------------------------------- --------------- -----------------

*For 2003, the net fees of these Funds ranged on an annual basis from 0.37% to 1.40% of Fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

The Funds

Set out below is a list of each Fund in which the Separate Account may currently invest. Also included is each Fund’s investment objective and principal strategies, investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

THE PRUDENTIAL SERIES FUND, INC.

Conservative Balanced Portfolio:  Seeks total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio:  Seeks a high level of income over a longer term while providing reasonable safety of capital.

Diversified Conservative Growth Portfolio:  Seeks current income and a reasonable level of capital appreciation.

Equity Portfolio:  Seeks long-term growth of capital.

Flexible Managed Portfolio:  Seeks a high total return consistent with an aggressively managed diversified portfolio.

Global Portfolio:  Seeks long-term growth of capital.

Government Income Portfolio:  Seeks a high level of income over the long term consistent with the preservation of capital.

High Yield Bond Portfolio:  Seeks a high total return.

Jennison Portfolio:  Seeks long-term growth of capital.

Jennison 20/20 Focus Portfolio:  Seeks long-term growth of capital.

Money Market Portfolio:  Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Natural Resources Portfolio:  Seeks  long-term growth of capital.

Small Capitalization Stock Portfolio:  Seeks long-term growth of capital.

Stock Index Portfolio:  Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

Value Portfolio:  Seeks capital appreciation.

Zero Coupon Bond Portfolio - 2005:  Seeks the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital.

SP AIM Aggressive Growth Portfolio:  Seeks long-term growth of capital.

SP AIM Core Equity Portfolio:  Seeks growth of capital.

SP Alliance Large Cap Growth Portfolio:  Seeks long term growth of capital.

SP Davis Value Portfolio:  Seeks growth of capital.

SP Deutsche International Equity Portfolio:  Seeks long-term capital appreciation.

SP Goldman Sachs Small Cap Value Portfolio (formerly SP Small/Mid Cap Value Portfolio):  Seeks long-term growth of capital.

SP Large Cap Value Portfolio:  Seeks long-term growth of capital.

SP MFS Capital Opportunities Portfolio:  Seeks capital appreciation.

SP Mid Cap Growth Portfolio:  Seeks long-term growth of capital.

SP PIMCO High Yield Portfolio:  Seeks maximum total return, consistent with preservation of capital and prudent investment management.

SP PIMCO Total Return Portfolio:  Seeks maximum total return, consistent with preservation of capital and prudent investment management.

SP Prudential U.S. Emerging Growth Portfolio:  Seeks long-term capital appreciation.

SP State Street Research Small Cap Growth Portfolio (formerly SP INVESCO Small Company Growth Portfolio):  Seeks long-term capital growth.

SP Strategic Partners Focused Growth Portfolio:  Seeks long-term growth of capital.

SP Technology Portfolio (formerly SP Alliance Technology Portfolio):  Seeks growth of capital.

SP William Blair  International  Growth Portfolio  (formerly SP Jennison  International  Growth  Portfolio):  Seeks long term growth of capital.

SP Asset Allocation Portfolios
         SP Aggressive  Growth Asset Allocation  Portfolio:  Seeks capital  appreciation by investing in domestic equity portfolios and international equity portfolios.
         SP Balanced Asset Allocation Portfolio:  Seeks to provide a balance between current income and growth of capital by investing in domestic equity portfolios, fixed income portfolios and international equity portfolios.
         SP Conservative Asset Allocation Portfolio:  Seeks to provide current income with low to moderate capital appreciation by investing in domestic equity portfolios, fixed income portfolios and international equity portfolios.
         SP Growth Asset Allocation Portfolio:  Seeks to provide long-term growth of capital with consideration also given to current income, by investing in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

Prudential Investment LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC(“Jennison”), serves as the subadviser for the Global Portfolio, the Natural Resources Portfolio, the Jennison Portfolio, the Jennison 20/20 Focus Portfolio, the SP Prudential U.S. Emerging Growth Portfolio and the Value Portfolio. Jennison serves as a subadviser for a portion of the assets of the Diversified Conservative Growth Portfolio, the Equity Portfolio, and the SP Strategic Partners Focused Growth Portfolio. Jennison’s address is 466 Lexington Avenue, New York, NY 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (“PIM”) serves as the subadviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio and the Zero Coupon Bond Portfolio 2005. PIM serves as a subadviser for a portion of the assets of the Diversified Conservative Growth Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

A I M Capital Management, Inc. (“AIM Capital”) serves as the subadviser for the SP AIM Aggressive Growth and the SP AIM Core Equity Portfolios. A I M’s principal business address is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173.

Alliance Capital Management L.P. (“Alliance”) serves as the subadviser to the SP Alliance Large Cap Growth Portfolio and a portion of the SP Strategic Partners Focused Growth Portfolio. Alliance’s principal business address is 1345 Avenue of the Americas, New York, NY 10105.

Calamos Asset Management, Inc. (“Calamos”) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos’ address is 1111 E. Warrenville Road, Naperville, IL 60563-1463.

Davis Advisors (“Davis”) serves as the subadviser to the SP Davis Value Portfolio. Davis’ business address is 2429 East Elvira Road, Suite 101, Tucson, AZ 85706.

Deutsche Asset Management Investment Services Limited (“DeAMIS”) serves as the subadviser to the SP Deutsche International Equity Portfolio. DeAMIS’ address is One Appold Street, London, United Kingdom.

The Dreyfus Corporation (“Dreyfus”) serves as the subadviser to the SP Technology Portfolio. Dreyfus’ address is 200 Park Avenue, New York, New York 10166.

EARNEST Partners LLC (“EARNEST”) serves as the subadviser to a portion of the Diversified Conservative Growth Portfolio. EARNEST’s business address is 75 Fourteenth Street, Suite 2300, Atlanta, GA 30309.

GE Asset Management, Incorporated (“GEAM”) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM’s address is 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as the subadviser to the SP Goldman Sachs Small Cap Value Portfolio. GSAM’s address is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley’s address is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

J.P.     Morgan Investment Management Inc. (“J.P. Morgan”) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan’s address is 522 Fifth Avenue, New York, New York 10036.

Massachusetts Financial Services Company (“MFS”) serves as the subadviser to the SP MFS Capital Opportunities Portfolio. MFS’ principal business address is 500 Boylston Street, Boston, MA 02116.

Pacific Investment Management Company LLC (“PIMCO”) serves as the subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio and is the sole subadviser for the SP PIMCO Total Return and the SP PIMCO High Yield Portfolios. PIMCO’s business address is 840 Newport Center Drive, Newport Beach, CA 92660.

RS Investment Management, LP (“RS Investments”) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. RS Investments is located at 388 Market Street, Suite 1700, San Francisco, CA 94111.

Salomon Brothers Asset Management Inc. (“SaBAM”) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s address is 399 Park Avenue, New York, New York 10022.

State Street Research and Management Company (“State Street”) serves as the subadviser for the SP State Street Research Small Cap Growth Portfolio. State Street’s address is One Financial Center, Boston, Massachusetts 02111.

William Blair & Company LLC (“William Blair”) serves as the subadviser for the SP William Blair International Growth Portfolio. William Blair’s address is 222 West Adams Street, Chicago, Illinois 60606.

------------------------------------------------------------------------------------------------------------
                                     THE PRUDENTIAL SERIES FUND, INC.

------------------------------------------------------------------------------------------------------------
---------------------------------------------------- -------------- --------------- ------- ----------------
Fund Name                                             Investment    Other Expenses  12b-1   Total Expenses
                                                     Advisory Fees                   Fees         (1)
---------------------------------------------------- -------------- --------------- ------- ----------------
---------------------------------------------------- -------------- --------------- ------- ----------------
Conservative Balanced Portfolio                          0.55%          0.03%         --         0.58%
Diversified Bond Portfolio                               0.40%          0.04%         --         0.44%
Diversified Conservative Growth Portfolio                0.75%          0.23%         --         0.98%
Equity Portfolio                                         0.45%          0.04%         --         0.49%
Flexible Managed Portfolio                               0.60%          0.02%         --         0.62%
Global Portfolio                                         0.75%          0.12%         --         0.87%
Government Income Portfolio                              0.40%          0.06%         --         0.46%
High Yield Bond Portfolio                                0.55%          0.05%         --         0.60%
Jennison Portfolio                                       0.60%          0.04%         --         0.64%
Jennison 20/20 Focus Portfolio                           0.75%          0.20%         --         0.95%
Money Market Portfolio                                   0.40%          0.04%         --         0.44%
Natural Resources Portfolio                              0.45%          0.06%         --         0.51%
Small Capitalization Stock Portfolio                     0.40%          0.08%         --         0.48%
Stock Index Portfolio                                    0.35%          0.02%         --         0.37%
Value Portfolio                                          0.40%          0.04%         --         0.44%
Zero Coupon Bond 2005 Portfolio                          0.40%          0.26%         --         0.66%
SP AIM Aggressive Growth Portfolio (2)                   0.95%          1.07%         --         2.02%
SP AIM Core Equity Portfolio (2)                         0.85%          0.87%         --         1.72%
SP Alliance Large Cap Growth Portfolio                   0.90%          0.16%         --         1.06%
SP Davis Value Portfolio                                 0.75%          0.07%         --         0.82%
SP Deutsche International Equity Portfolio (2)           0.90%          0.40%         --         1.30%
SP Goldman Sachs Small Cap Value
  Portfolio (formerly SP Small/Mid Cap
  Value Portfolio)                                       0.90%          0.14%         --         1.04%
SP Large Cap Value Portfolio (2)                         0.80%          0.31%         --         1.11%
SP MFS Capital Opportunities Portfolio (2)               0.75%          1.27%         --         2.02%
SP Mid-Cap Growth Portfolio (2)                          0.80%          0.54%         --         1.34%
SP PIMCO High Yield Portfolio                            0.60%          0.12%         --         0.72%
SP PIMCO Total Return Portfolio                          0.60%          0.05%         --         0.65%
SP Prudential U.S. Emerging Growth Portfolio             0.60%          0.20%         --         0.80%
SP State Street Research Small Cap Growth
  Portfolio (formerly SP INVESCO Small
 Company Growth Portfolio) (2)                           0.95%          0.83%         --         1.78%
SP Strategic Partners Focused Growth                                                  --
   Portfolio (2)                                         0.90%          0.75%                    1.65%
SP Technology Portfolio (formerly SP
 Alliance Technology Portfolio) (2)                      1.15%          1.41%         --         2.56%
SP William Blair International Growth
  Portfolio (formerly SP Jennison
  International Growth Portfolio)                        0.85%          0.30%         --         1.15%
SP Aggressive Growth Asset Allocation
  Portfolio (2) (3)                                      0.85%          0.30%         --         1.15%
SP Balanced Asset Allocation Portfolio  (2) (3)          0.77%          0.21%         --         0.98%
SP Conservative Asset Allocation                                                      --
   Portfolio (2) (3)                                     0.72%          0.16%                    0.88%
SP Growth Asset Allocation Portfolio (2) (3_)            0.81%          0.26%         --         1.07%
---------------------------------------------------- -------------- --------------- ------- ----------------
(1)	Total annual expenses do not reflect fee waivers, reimbursement of expenses, or expense offset arrangements for the fiscal year ended December 31, 2003.

(2)

The portfolio’s total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These expense reimbursements are voluntary and may be terminated by Prudential Investment LLC at any time. After accounting for the expense reimbursements, the portfolio’s actual annual operating expenses were: 0.97% — SP Aggressive Growth Asset Allocation Portfolio; 1.07% — SP AIM Aggressive Growth Portfolio; 1.00% — SP AIM Core Equity Portfolio; 0.87% — SP Balanced Asset Allocation Portfolio; 0.81% — SP Conservative Asset Allocation Portfolio; 1.10% — SP Deutsche International Equity Portfolio; 0.92% — SP Growth Asset Allocation Portfolio; 0.90% — SP Large Cap Value Portfolio; 1.00% — SP MFS Capital Opportunities Portfolio; 1.00% SP Mid Cap Growth Portfolio; 1.15% — SP State Street Research Small Cap Growth Portfolio; 1.01% — SP Strategic Partners Focused Growth Portfolio; 1.30% — SP Technology Portfolio.

(3)

Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund, Inc. The Total Expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC.

AIM-INVESCO FUNDS(Series
I Shares)

AIM V.I. Diversified Income Fund – Series I shares: The fund’s investment objective is to achieve a high level of current income. The fund seeks to meet its objective by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities, including U.S. Government agency mortgage-backed securities; (3) securities issued by foreign governments, their agencies or instrumentalities, and (4) lower-quality debt securities of U.S. and foreign companies.

AIM V.I. Government Securities Fund – Series I shares: The fund’s investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. Growth Fund – Series I shares (INVESCO VIF-Growth Fund merged into this Fund): The fund’s investment objective is to seek growth of capital. The fund seeks to meet this objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum.

AIM V.I. High Yield Fund – Series I shares (INVESCO VIF – High Yield Fund merged into this Fund): Seeks to provide a high level of current income by normally investing at least 80% of its net assets in a diversified portfolio of high yield corporate bonds rated below investment grade or bonds that are of comparable quality, commonly known as “junk bonds,” and preferred stock with below investment grade ratings or those deemed by AIM to be of comparable quality. These investments generally offer higher rates of return, but are riskier than investment in securities of issuers with higher credit ratings. A portion of the Fund’s net assets may be invested in other securities such as corporate short-term notes, repurchase agreements, and money market funds.

AIM V.I. International Growth Fund – Series I shares : The fund’s investment objective is to provide long-term growth of capital. The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. Premier Equity Fund – Series I shares: The fund’s investment objective is to achieve long-term growth of capital. Income is a secondary objective. The fund seeks to meet is objectives, by investing, normally 80% of its net assets, in equity securities judged by the fund’s investment adviser to be undervalued relative to the investment advisor’s appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally.

INVESCO VIF — Core Equity Fund- Series I shares: Seeks to provide a high total return through both growth and current income by normally investing at least 80% of its net assets in common and preferred stocks. At least 50% of common and preferred stocks which the Fund holds will be dividend-paying. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it may also invest in companies that have not paid regular dividends. The Fund will normally invest up to 5% of its assets in debt securities, generally U.S. government bonds that are rated investment grade at the time of purchase.

INVESCO VIF — Dynamics Fund – Series I shares : Seeks long-term capital growth by normally investing at least 65% of its net assets in common stocks of mid-sized companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase.

INVESCO VIF-Health Sciences Fund – Series I shares: Seeks capital growth by normally investing at least 80% of its net assets in the equity securities and equity-related instruments of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.

INVESCO VIF-Technology Fund – Series I shares (INVESCO VIF-Telecommunications Fund merged into this Fund): The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.

INVESCO VIF-Total Return Fund – Series I shares: Seeks to provide a high total return through both growth and current income by normally investing at least 65% of its net assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. Normally, at least 30% of the Fund’s net assets will be invested in debt securities and at least 30% of the Fund’s net assets will be invested in equity securities. The remaining assets of the Fund are allocated to other investment at INVESCO’s discretion, based upon current business, economic, and market conditions.

INVESCO VIF — Utilities Fund – Series I shares (AIM V.I. Global Utilities Fund merged into this Fund): Seeks growth of capital and current income by normally investing at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to, companies that produce, generate, transmit, or distribute natural gas or electricity, as well as companies that provide telecommunications services, including local, long distance, and wireless.

A I M Advisors, Inc. (“AIM”) serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO Institutional (N.A.), Inc. serves as the subadvisor for the INVESCO VIF – Core Equity Fund, INVESCO VIF – Dynamics Fund, INVESCO VIF – Health Sciences Fund, INVESCO VIF – Technology Fund, INVESCO VIF – Total Return Fund, and INVESCO VIF – Utilities Fund. AIM’s principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

-----------------------------------------------------------------------------------------------------------
                                   AIM-INVESCO FUNDS (SERIES I SHARES)

-----------------------------------------------------------------------------------------------------------
---------------------------------------------------- -------------- --------------- ------- ---------------
Fund Name                                             Investment    Other Expenses  12b-1   Total Expenses
                                                     Advisory Fees                   Fees
---------------------------------------------------- -------------- --------------- ------- ---------------
---------------------------------------------------- -------------- --------------- ------- ---------------
AIM V.I. Diversified Income Fund (1)                     0.60%          0.35%         --        0.95%
AIM V.I. Government Securities Fund  (1)                 0.47%          0.29%         --        0.76%
AIM V.I. Growth Fund  (1) (2)                            0.63%          0.27%         --        0.90%
AIM V.I. High Yield Fund (1) (2) (3)                     0.63%          0.43%         --        1.06%
AIM V.I. International Growth Fund  (1)                  0.75%          0.35%         --        1.10%
AIM V.I. Premier Equity Fund  (1)                        0.61%          0.24%         --        0.85%
INVESCO VIF - Core Equity Fund
   (1) (4) (5) (6)                                       0.75%          0.38%         --        1.13%
INVESCO VIF - Dynamics Fund  (1) (4) (5) (6)             0.75%          0.42%         --        1.17%
INVESCO VIF - Health Sciences Fund  (1) (4)
   (5) (6)                                               0.75%          0.33%         --        1.08%
INVESCO VIF -Technology Fund  (1) (2) (4)
   (5) (6)                                               0.75%          0.41%         --        1.16%
INVESCO VIF - Total Return Fund - (1) (4)
   (5) (6) (7)                                           0.75%          0.98%         --        1.73%
INVESCO VIF -Utilities Fund (1) (2) (4) (5) (6)          0.60%          0.55%         --        1.15%
---------------------------------------------------- -------------- --------------- ------- ---------------
(1)

Except as otherwise noted, figures shown in the table are for the year ended December 31, 2003 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(2)	As a result of the reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund’s Total Annual Operating Expenses have been restated to reflect current expenses.

(3)

The Fund’s advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.05%. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.05% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), as defined in the Financial Accounting Standard’s Board’s Generally Accepted Accounting Principles or as approved by the Fund’s board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds univested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2005.

(4)

The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.

(5)

The Fund’s advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund’s advisor pursuant to expense limitation commitments between the Fund’s advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund’s advisor incurred the expense.

(6)	Formerly INVESCO Variable Investment Fund, Inc.

(7)

The Fund’s advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses to 1.30%. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), as defined in the Financial Accounting Standard’s Board’s Generally Accepted Accounting Principles or as approved by the Fund’s board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds univested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through December 31, 2005.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.(Class
A Shares)

AllianceBernstein Global Bond Portfolio: Seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

AllianceBernstein Global Dollar Government Portfolio: Seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation.

AllianceBernstein Growth Portfolio: Seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

AllianceBernstein Growth and Income Portfolio: Seeks reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

AllianceBernstein International Portfolio: Seeks total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

AllianceBernstein Premier Growth Portfolio: Seeks growth of capital rather than current income by employing aggressive investment policies. The Fund invests primarily in equity securities of U.S. companies.

AllianceBernstein Small Cap Growth Portfolio (formerly AllianceBernstein Quasar Portfolio): Seeks growth of capital by pursuing aggressive investment policies investing principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

AllianceBernstein Real Estate Investment Portfolio: Seeks total return on assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

AllianceBernstein U.S. Government/High Grade Securities Portfolio: Seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securities.

AllianceBernstein Utility Income Portfolio: Seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

AllianceBernstein Worldwide Privatization Portfolio: Seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio’s investment portfolio will include equity securities of companies that are believed by the Fund’s Adviser to be beneficiaries of the privatization process.

Alliance Capital Management L.P. (“Alliance”) is the investment adviser to each of the above-mentioned funds. Alliance’s principal business address is 1345 Avenue of the Americas, New York, New York 10105.

-----------------------------------------------------------------------------------------------------------
                  ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS A SHARES)

-----------------------------------------------------------------------------------------------------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                       Advisory Fees    Expenses     Fees
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
AllianceBernstein Global Bond Portfolio   (1)              0.65%          0.50%       --        1.15%
AllianceBernstein Global Dollar  Government
  Portfolio (1)                                            0.75%          1.15%       --        1.90%
AllianceBernstein Growth Portfolio                         0.75%          0.14%       --        0.89%
AllianceBernstein Growth and Income
  Portfolio (1)                                            0.63%          0.03%       --        0.66%
AllianceBernstein International Portfolio (1)              1.00%          0.80%       --        1.80%
AllianceBernstein Premier Growth Portfolio  (1)            1.00%          0.05%       --        1.05%
AllianceBernstein Small Cap Growth Portfolio
  (formerly AllianceBernstein QuasarPortfolio)
  (1)                                                      1.00%          0.36%       --        1.36%
AllianceBernstein Real Estate Investment
  Portfolio (1)                                            0.90%          0.34%       --        1.24%
AllianceBernstein U.S. Government/High
  Grade Securities Portfolio (1)                           0.60%          0.17%       --        0.77%
AllianceBernstein Utility Income Portfolio (1)             0.75%          0.73%       --        1.48%
AllianceBernstein Worldwide Privatization
  Portfolio (1)                                            1.00%          1.17%       --        2.17%
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(1)

Total portfolio operating expenses do not reflect Alliance’s waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years. With the fee waivers, net expenses for the Class A portfolios are: 0.95% — AllianceBernstein Global Bond Portfolio; 1.65% — Alliance Global Dollar Government Portfolio; 0.58% — AllianceBernstein Growth and Income Portfolio; 1.55% — AllianceBernstein International Portfolio; 0.80% — AllianceBernstein Premier Growth Portfolio; 1.11% — AllianceBernstein Small Cap Growth Portfolio; 0.89% — AllianceBernstein Real Estate Investment Portfolio; 0.62% — AllianceBernstein U.S. Government/High Grade Securities Portfolio; 1.28% — AllianceBernstein Utility Income Portfolio; and 1.92% — AllianceBernstein Worldwide Privatization Portfolio.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Balanced Fund: Seeks capital growth and current income over time by investing approximately 60% of the Portfolio’s assets in the equity securities described in the prospectus, and intends to invest the remainder of the Portfolio’s assets in investment grade bonds and other fixed-income debt securities.

VP International Fund: Seeks capital growth over time by investing in common stocks of growing foreign companies in developed countries considered to have better-than-average prospects for appreciation.

VP Value Fund: Seeks long-term capital growth over time with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

The investment adviser for each of the above funds is American Century Investment Management, Inc. (“ACIM”). ACIM’s principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

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                                AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

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------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1       Total
                                                       Advisory Fees    Expenses     Fees      Expenses
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
VP Balanced Portfolio (1)                                  0.90%           --         --        0.90%
VP International Portfolio (1) (2)                         1.33%          .01%        --        1.34%
VP Value (1)                                               0.95%           --         --        0.95%
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(1)	This Fund has a stepped fee schedule. As a result, the Fund’s management rate generally decreases as the Fund’s assets increase.

(2)	International investing involves special risks including political instability and currency fluctuations.

CREDIT SUISSE FUNDS

Credit Suisse Trust I

Emerging Markets Portfolio: Seeks long-term growth of capital by investing in foreign equity securities; focusing on the world’s less developed countries; and analyzing a company’s growth potential, using a bottom-up investment approach.

Global Post-Venture Capital Portfolio: Seeks long-term growth of capital by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development; investing in companies of any size; and taking a growth investment approach to identifying attractive post-venture-capital investments.

International Focus Portfolio: Seeks long-term capital appreciation by investing in foreign equity securities; diversifying its investments across countries, including emerging markets; and favoring stocks with discounted valuations, using a value-based, bottom-up investment approach.

Small Cap Growth Portfolio: Seeks capital growth by investing in equity securities of small U.S. companies; using a growth investment style, may look for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.

The investment adviser for each of the above-mentioned portfolios is Credit Suisse Asset Management, LLC (“CSAM”). CSAM’s principal business address is 466 Lexington Avenue, New York, New York 10017-3140. CSAM’s U.K. and Australian affiliates, each known as Credit Suisse Asset Management Limited (“CSAM U.K.” and “CSAM Australia,” respectively), each serve as sub-investment advisors for the Emerging Markets Portfolio. CSAM U.K., CSAM Australia and CSAM’s Japanese affiliate, also known as Credit Suisse Asset Management Limited (“CSAM Japan”), each serve as sub-investment advisors for the Global Post-Venture Capital and International Focus Portfolios. CSAM U.K.‘s principal business address is Beaufort House, 15 Botolph Street, London, EX3A7JJ, United Kingdom. CSAM Australia’s principal business address is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Japan’s principal business address is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-ku, Tokyo 105-6026, Japan.

Abbott Capital Management, LLC (“Abbott Capital”) serves as sub-investment advisor with respect to the Global Post-Venture Capital Portfolio’s investments in private equity portfolios. Abbott Capital’s principal business address is 1330 Avenue of the Americas, Suite 2800, New York, New York 10019.

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                                          CREDIT SUISSE TRUST I
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------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1       Total
                                                       Advisory Fees    Expenses     Fees      Expenses
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
Emerging Markets Portfolio (1)                             1.25%          0.56%       --        1.81%
Global Post-Venture Capital Portfolio (1)                  1.25%          0.38%       --        1.63%
International Focus Portfolio                              1.00%          0.41%       --        1.41%
Small Cap Growth Portfolio                                 0.90%          0.22%       --        1.12%
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(1)	Fee waivers and/or expense reimbursements reduced expenses for the Portfolios, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

THE DREYFUS CORPORATION

The Dreyfus Funds(Initial
Shares)

The Dreyfus Socially Responsible Growth Fund, Inc.: Seeks capital growth with current income as a secondary goal, by investing, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund’s management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Dreyfus Variable Investment Funds (“Dreyfus VIF”)

Dreyfus VIF — Appreciation Portfolio: Seeks long-term capital growth consistent with the preservation of capital. It’s secondary goal is current income. To pursue these goals, the portfolio invests at least 80% of its assets in common stocks. The portfolio focuses on “blue chip” companies with total market values of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus VIF — Developing Leaders Portfolio (formerly Small Cap Portfolio): Seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative product, services or processes having the potential to enhance earnings or revenue growth.

Dreyfus VIF — Disciplined Stock Portfolio: Seeks investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard and Poor’s 500 Composite Stock Price Index (“S&P 500”). To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio focuses on stocks of large-cap companies.

Dreyfus VIF — Growth And Income Portfolio: Seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue these goals, the portfolio invests primarily in stocks of domestic and foreign issuers. The portfolio’s stock investments may include common stocks, preferred stocks and convertible securities including those purchased in initial public offerings.

Dreyfus VIF — International Equity Portfolio: Seeks capital growth. To pursue its goal, the portfolio invests in growth stocks of foreign companies. Normally, the portfolio invests at least 80% of its assets in stocks, preferred stocks and convertible securities including those purchased in initial public offerings.

Dreyfus VIF — International Value Portfolio: Seeks long-term capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies. The portfolio typically invests in at least ten foreign companies, and limits its investments in any single company to no more than 5% of its assets at the time of purchase.

Dreyfus VIF — Quality Bond Portfolio: Seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the portfolio normally invests at least 80% of net assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations, and asset-backed securities that, when purchased, are rated A or better or are at the unrated equivalent as determined by Dreyfus, and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including Treasury inflation – protection securities (TIPS).

Dreyfus VIF — Small Company Stock Portfolio: Seeks capital appreciation. To pursue its goal, the portfolio normally invests at least 80% of its assets in stocks of small-capitalization companies.

Dreyfus V IF — Special Value Portfolio: Seeks to maximize total return consisting of capital appreciation and current income. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio’s stock investments may include common stocks, preferred stocks and convertible securities of both the U.S. and foreign issuers, including those purchased in initial public offerings or shortly thereafter.

The Dreyfus Corporation (“Dreyfus”) is the investment adviser to each of the above-mentioned portfolios and funds. The principal distributor of the portfolios and funds is Dreyfus Services Corporation (“DSC”). Dreyfus’ and DSC’s principal business address is 200 Park Avenue, New York, New York 10166. The sub-adviser for the Appreciation Portfolio is Fayez Sarofim & Co.; the subadviser for the Special Value Portfolio is Jennison Associates, LLC; and the subadviser for the International Equity Portfolio is Newton Capital Management, Ltd.

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                                         THE DREYFUS CORPORATION

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------------------------------------------------------- -------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                        Advisory Fees   Expenses     Fees
------------------------------------------------------- -------------- ------------ ------- ---------------
------------------------------------------------------- -------------- ------------ ------- ---------------
The Dreyfus Funds (Initial Shares)
------------------------------------------------------- -------------- ------------ ------- ---------------
------------------------------------------------------- -------------- ------------ ------- ---------------
The Dreyfus Socially Responsible Growth Fund,               0.75%         0.09%       --        0.84%
   Inc.(1)
------------------------------------------------------- -------------- ------------ ------- ---------------
------------------------------------------------------- -------------- ------------ ------- ---------------
Dreyfus Variable Investment Funds
------------------------------------------------------- -------------- ------------ ------- ---------------
------------------------------------------------------- -------------- ------------ ------- ---------------
Dreyfus VIF - Appreciation Portfolio (1)                    0.75%         0.05%       --        0.80%
Dreyfus VIF - Developing Leaders Portfolio
  (formerly Small Cap Portfolio) (1)                        0.75%         0.07%       --        0.82%
Dreyfus VIF - Disciplined Stock Portfolio (1)               0.75%         0.10%       --        0.85%
Dreyfus VIF - Growth and Income Portfolio (1)               0.75%         0.07%       --        0.82%
Dreyfus VIF - International Equity (1)                      0.75%         0.44%       --        1.19%
Dreyfus VIF - International Value Portfolio (1) (2)         1.00%        0. 48%       --        1.48%
Dreyfus VIF - Quality Bond Portfolio (1)                    0.65%         0.09%       --        0.74%
Dreyfus VIF - Small Company Stock Portfolio (1)             0.75%         0.37%       --        1.12%
Dreyfus VIF - Special Value Portfolio (1) (3)               0.75%         0.26%       --        1.01%
------------------------------------------------------- -------------- ------------ ------- ---------------
(1)

The expenses shown are for the initial class shares for the fiscal year ended December 31, 2003. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

(2)

The Dreyfus Corporation has undertaken, until December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.40%.

(3)

The Dreyfus Corporation has undertaken, until December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.00%.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST(Class
2 Shares)

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation by investing at least 80% of its net assets in emerging market investments. Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Asset Allocation Fund: Seeks high total return by investing in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments.

Templeton Global Income Securities Fund: Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund focuses on investment grade debt securities, but may also invest in lower-rated debt, including high yield “junk bonds.”

Templeton Growth Securities Fund: Seeks long-term capital growth by normally investing in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Templeton Investment Counsel, LLC, Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment adviser for the Templeton Foreign Securities Fund and the Templeton Global Asset Allocation Fund. Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403, serves as the investment adviser for the Templeton Global Income Securities Fund and as subadviser for the Templeton Global Asset Allocation Fund. The investment adviser for the Templeton Developing Markets Securities Fund is Templeton Asset Management Ltd. (“TAML”). TAML has offices at 2 Exchange Square, Hong Kong. Templeton Global Advisers Limited (“TGAL”) serves as the investment adviser for the Templeton Growth Securities Fund. TGAL has offices in Lyford Cay, Nassau, Bahamas. Templeton Asset Management Limited, #7 Temasek Boulevard, #38-3, Suntec Tower One, Singapore, serves as subadviser to the Templeton Growth Securities Fund.

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                 FRANKLIN(R)TEMPLETON(R)VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2 SHARES)
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------------------------------------------------------ ------------- ------------- -------- ---------------
Fund Name                                               Investment      Other      12b-1    Total Expenses
                                                         Advisory
                                                           Fees        Expenses     Fees
------------------------------------------------------ ------------- ------------- -------- ---------------
------------------------------------------------------ ------------- ------------- -------- ---------------
Templeton Developing Markets Securities Fund              1.25%         0.30%       0.25%       1.80%
Templeton Foreign Securities Fund (1)                     0.69%         0.22%       0.25%       1.16%
Templeton Global Asset Allocation Fund (1)                0.61%         0.21%       0.25%       1.07%
Templeton Global Income Securities Fund (3)               0.63%         0.13%       0.25%       1.01%
Templeton Growth Securities Fund (2) (3)                  0.81%         0.07%       0.25%       1.13%
------------------------------------------------------ ------------- ------------- -------- ---------------
(1)

The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission.

(2)

While the maximum amount payable under the Fund’s Class 2 rule 12b-1 plan is 0.35% per year of the Fund’s Class 2 average annual net assets, the Fund’s Board of Trustees has set the current rate at 0.25% per year.

(3)	The Fund administration fee is paid indirectly through the management fee.

JANUS ASPEN SERIES

Balanced Portfolio: Seeks long-term capital growth consistent with preservation of capital and balanced by current income, by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

Flexible Income Portfolio: Seeks maximum total return consistent with preservation of capital by investing primarily in income-producing securities.

Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Mid Cap Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalizations fall, at the time of purchase, in the 12-month average of the capitalization ranges of the Russell Mid Cap Growth Index.

Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of companies of any size located throughout the world.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

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                                JANUS ASPEN SERIES (INSTITUTIONAL SHARES)

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------------------------------------------------------ --------------- ------------ ------- --------------
Fund Name                                                Investment       Other     12b-1       Total
                                                       Advisory Fees    Expenses     Fees     Expenses
------------------------------------------------------ --------------- ------------ ------- --------------
------------------------------------------------------ --------------- ------------ ------- --------------
Balanced Portfolio                                         0.65%          0.02%       --        0.67%
Flexible Income Portfolio                                  0.60%          0.04%       --        0.64%
Growth Portfolio                                           0.65%          0.02%       --        0.67%
International Growth                                       0.65%          0.11%       --        0.76%
Mid Cap Growth Portfolio                                   0.65%          0.02%       --        0.67%
Worldwide Growth Portfolio                                 0.65%          0.06%       --        0.71%
------------------------------------------------------ --------------- ------------ ------- --------------

J.P. MORGAN SERIES TRUST II

JPMorgan Bond Portfolio: Seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity by investing at least 80% of the value of its assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that are believed to have the potential to provide a high total return over time.

JPMorgan International Equity Portfolio (formerly JPMorgan International Opportunities Portfolio): Seeks to provide high total return from a portfolio of equity securities of foreign companies by investing primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. A substantial part of the Portfolio’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) index. The Portfolio may also invest in companies or governments in emerging markets.

JPMorgan Small Company Portfolio: Seeks to provide high total return from a portfolio of small company stocks by investing at least 80% of the value of its assets in equity investments of small companies whose market capitalizations are equal to those within the universe of the S&P SmallCap 600 Index stocks.

JPMorgan U.S. Large Cap Core Equity Portfolio: Seeks to provide high total return from a portfolio of selected equity securities by investing at least 80% of the value of its assets in large capitalization U.S. companies.

J.P.     Morgan Investment Management Inc. (“Morgan”) serves as the investment adviser to each of the above-mentioned portfolios. Morgan’s principal business address is 522 Fifth Avenue, New York, New York 10036.

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                                       J.P. MORGAN SERIES TRUST II

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------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                       Advisory Fees    Expenses     Fees
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
JPMorgan Bond Portfolio                                    0.30%          0.45%       --        0.75%
JPMorgan International Equity Portfolio (formerly
  JPMorgan International Opportunities
 Portfolio) (1)                                            0.60%          0.96%       --        1.56%
JPMorgan Small Company Portfolio                           0.60%          0.55%       --        1.15%
JPMorgan U.S. Large Cap Core Equity Portfolio              0.35%          0.50%       --        0.85%
------------------------------------------------------ --------------- ------------ ------- ---------------
(1)

The information in the foregoing table has been restated to reflect an agreement by JPMorgan Chase Bank, an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 1.20% of the average daily net assets of the JPMorgan International Equity Portfolio. The net expenses for the JPMorgan International Equity Portfolio were 1.20%

LAZARD RETIREMENT SERIES, INC.

Lazard Retirement Emerging Markets Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries that the Investment Manager believes are undervalued.

Lazard Retirement Equity Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of the S&P 500® Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Lazard Retirement International Equity Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index that the Investment Manager believes are undervalued.

Lazard Retirement Small Cap Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000® Index that the Investment Manager believes are undervalued.

Lazard Asset Management LLC (“Lazard”), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard’s principal business address is 30 Rockefeller Plaza, New York, New York 10112.

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                                      LAZARD RETIREMENT SERIES, INC.
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----------------------------------------------------- -------------- ------------- -------- ---------------
Fund Name                                              Investment       Other      12b-1    Total Expenses
                                                      Advisory Fees    Expenses     Fees
----------------------------------------------------- -------------- ------------- -------- ---------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Emerging Markets Portfolio (1)                            1.00%         1.71%       0.25%       2.96%
Equity Portfolio (1)                                      0.75%         2.89%       0.25%       3.89%
International Equity Portfolio (1)                        0.75%         0.40%       0.25%       1.40%
Small Cap Portfolio (1)                                   0.75%         0.37%       0.25%       1.37%
----------------------------------------------------- -------------- ------------- -------- ---------------
(1)

Reflects a contractual obligation by the Investment Manager to waive its fee and/or reimburse the Portfolio through December 31, 2004, to the extent Total Annual Portfolio Operating Expenses exceed 1.60%, 1.25%, 1.25% and 1.25% for the Emerging Markets, Equity, International Equity and Small Cap Portfolios, respectively.

MFS VARIABLE INSURANCE TRUSTSM(Initial
Class Shares)

MFS Bond Series: Seeks mainly to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders’ capital by investing at least 80% of its net assets in fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities. The series may also invest in derivative securities.

MFS Emerging Growth Series: Seeks to provide long-term growth of capital by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MFS High Income Series: Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities.

MFS Investors Trust Series: Seeks to provide long-term growth of capital and secondarily to provide reasonable current income by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Strategic Income Series: Seeks to provide high current income and capital appreciation by investing at least 65% of its net assets in U.S. government securities, foreign government securities, mortgage and asset-backed securities, corporate bonds, and emerging market securities.

MFS Total Return Series: Seeks to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The series invests, under normal market conditions, at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants and depositary receipts for those securities. In addition, the series invests at least 25% of its net assets in non-convertible fixed income securities.

MFS Utilities Series: Seeks to provide capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.

The investment adviser for each series is Massachusetts Financial Services Company (“MFS”). MFS’ principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

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                          MFS(R)VARIABLE INSURANCE TRUSTSM (INITIAL CLASS SHARES)

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------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                       Advisory Fees    Expenses     Fees
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
MFS Bond Series (1) (2) (3)                                0.60%          0.34%       -         0.94%
MFS Emerging Growth Series (3)                             0.75%          0.12%       -         0.87%
MFS High Income Series (1) (2) (3)                         0.75%          0.15%       -         0.90%
MFS Investors Trust Series  (3)                            0.75%          0.12%       -         0.87%
MFS Research Series  (3)                                   0.75%          0.13%       -         0.88%
MFS Strategic Income Series (1) (2) (3)                    0.75%          0.36%       -         1.11%
MFS Total Return Series  (3)                               0.75%          0.09%       -         0.84%
MFS Utilities Series (3)                                   0.75%          0.17%       -         0.92%
------------------------------------------------------ --------------- ------------ ------- ---------------
(1)

MFS has contractually agreed, subject to reimbursement, to bear the series’ expenses such that “Other Expenses” (after taking into account the expense offset and brokerage arrangements described above), do not exceed 0.15% annually for each series except the Money Market Series, which will not exceed 0.10%. (Note that the High Income Series’ “Other Expenses” are currently below 0.15% and the series is reimbursing MFS).

(2)	The reimbursement agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under agreement have been paid by the series.

(3)

Each series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. “Other Expenses” do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, “Net Expenses” would be lower for certain series and would equal: 0.86% for Emerging Growth Series and 0.91% for Utilities Series.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

AMT Balanced Portfolio: Seeks long-term capital growth and reasonable current income without undue risk to principal by allocating its assets between stocks – primarily those of mid-capitalization companies – and short-term fixed-income securities from U.S. government and corporate issuers.

AMT Growth Portfolio: Seeks growth of capital by investing mainly in stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries.

AMT Limited Maturity Bond Portfolio: Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT Partners Portfolio: Seeks growth of capital by investing mainly in common stocks of mid to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.

Neuberger Berman Management Inc. (“NBMI”) serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios. NBMI’s principal business address is 605 Third Avenue, New York, New York 10158-0180.

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                            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("AMT")

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------------------------------------------------------ --------------- ------------ ------- ---------------
Fund Name                                                Investment       Other     12b-1   Total Expenses
                                                       Advisory Fees    Expenses     Fees
------------------------------------------------------ --------------- ------------ ------- ---------------
------------------------------------------------------ --------------- ------------ ------- ---------------
AMT Balanced Portfolio (1)                                 0.85%          0.26%       --        1.11%
AMT Growth Portfolio (1)                                   0.85%          0.08%       --        0.93%
AMT Limited Maturity Bond Portfolio (1)                    0.65%          0.09%       --        0.74%
AMT Partners Portfolio (1)                                 0.83%          0.07%       --        0.90%
------------------------------------------------------ --------------- ------------ ------- ---------------
(1)

Neuberger Berman Management Inc. (“NBMI”) has undertaken through December 31, 2007 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Growth, Limited Maturity Bond, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Balanced, Growth, Limited Maturity Bond, and Partners Portfolio’s average daily net asset value. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

THE ROYCE CAPITAL FUND

Royce Micro-Cap Portfolio: Seeks long-term growth of capital primarily by investing in a broadly diversified portfolio of equity securities of micro-cap companies (companies with stock market capitalizations below $400 million).

Royce Small-Cap Portfolio: Seeks long-term growth and secondarily current income by investing in a limited number of equity securities issued by small companies with stock market capitalizations $2 billion and below.

Royce & Associates, LLC (“Royce”) serves as the investment manager of the portfolios. Royce’s principal business address is 1414 Avenue of the Americas, New York, New York 10019.

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                                          THE ROYCE CAPITAL FUND

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----------------------------------------------------- ---------------- ------------ -------- --------------
Fund Name                                               Investment        Other     12b-1        Total
                                                       Advisory Fees    Expenses     Fees      Expenses
----------------------------------------------------- ---------------- ------------ -------- --------------
----------------------------------------------------- ---------------- ------------ -------- --------------
Royce Micro-Cap Portfolio (1)                              1.25%          0.11%       --         1.36%
Royce Small-Cap Portfolio (1)                              1.00%          0.21%       --         1.21%
----------------------------------------------------- ---------------- ------------ -------- --------------
(1)

Royce & Associates, LLC, the Funds’ investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds’ Net Annual Operating Expenses ratio at or below 1.35% through December 31, 2003.

SCUDDER VARIABLE SERIES I(Classes
A and B Shares)

Balanced Portfolio: Seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. In deciding which types of securities to buy and sell, the portfolio managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. The portfolio normally invests 50-75% of net assets in common stocks and other equities and 25-50% of net assets in investment grade bonds and other fixed-income securities.

Bond Portfolio: Seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

Capital Growth Portfolio: Seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index or the Russell 1000 Growth Index.

Global Discovery Portfolio: Seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index).

Growth And Income Portfolio: Seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies.

International Portfolio: Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies listed on foreign exchanges, which the portfolio management team believes have favorable characteristics.

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                                SCUDDER VARIABLE SERIES I (CLASSES A &B)

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----------------------------------------------------- -------------- ------------- -------- ---------------
Fund Name                                              Investment       Other      12b-1    Total Expenses
                                                      Advisory Fees    Expenses     Fees
----------------------------------------------------- -------------- ------------- -------- ---------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Balanced Portfolio (Class A)                              0.48%         0.11%        --         0.59%
Bond Portfolio (Class A)                                  0.48%         0.10%        --         0.58%
Capital Growth Portfolio (Class B) (1)                    0.47%         0.17%       0.25%       0.89%
Global Discovery Portfolio (Class B) (1) (2)              0.98%         0.26%       0.25%       1.49%
Growth and Income Portfolio (Class B) (1)                 0.48%         0.18%       0.25%       0.91%
International Portfolio (Class B) (1)                     0.88%         0.23%       0.25%       1.36%
----------------------------------------------------- -------------- ------------- -------- ---------------
(1)

The other expenses category for the Class B shares has been restated to reflect an estimated increase in expenses for that class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund. Record keeping fees can be charged up to 0.15% for Class B shares.

(2)

Pursuant to their respective agreement with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Class B shares of the Scudder Global Discovery Portfolio to 1.65%.

SCUDDER VARIABLE SERIES II(Class
A Shares)

Scudder Blue Chip Portfolio: Seeks growth of capital and income. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are “blue chip” companies.

Scudder Fixed Income Portfolio: Seeks high current income. The portfolio pursues its goal by investing primarily in a diversified portfolio of fixed-income securities. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of the top four grades of credit quality.

Scudder Government & Agency Securities Portfolio (formerly, Scudder Government Securities Portfolio): Seeks high current income consistent with preservation of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities.

Scudder Growth Portfolio: Seeks maximum appreciation of capital. The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index.

Scudder High-Income Portfolio: Seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from US issuers, but up to 25% of total assets could be in bonds from foreign issuers.

Scudder International Select Equity Portfolio: Seeks capital appreciation. The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

Scudder Large Cap Value Portfolio (formerly, Scudder Contrarian Value Portfolio): Seeks to achieve a high rate of total return. The portfolio normally invests at least 65% of total assets in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued.

Scudder Small Cap Growth Portfolio: Seeks maximum appreciation of investors’ capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index.

Scudder Total Return Portfolio: Seeks high total return, a combination of income and capital appreciation. The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds. The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, and mortgage- and asset-backed securities.

SVS Dreman Small Cap Value Portfolio: Seeks long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index.

SVS Focus Value+Growth Portfolio: Seeks growth of capital through a portfolio of growth and value stocks. The portfolio normally invests at least 65% of total assets in US common stocks.

The asset manager of the portfolios is Deutsche Investment Management Americas Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, New York 10154.

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                               SCUDDER VARIABLE SERIES II (CLASS A SHARES)

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----------------------------------------------------- -------------- ------------- -------- ---------------
Fund Name                                              Investment       Other      12b-1    Total Expenses
                                                      Advisory Fees    Expenses     Fees
----------------------------------------------------- -------------- ------------- -------- ---------------
----------------------------------------------------- -------------- ------------- -------- ---------------
Scudder Blue Chip Portfolio (1)                           0.65%         0.06%        --         0.71%
Scudder Fixed Income Portfolio (1)                        0.60%         0.06%        --         0.66%
Scudder Government & Agency Securities
  Portfolio (formerly, Scudder Government
  Securities Portfolio)                                   0.55%         0.06%        --         0.61%
Scudder Growth Portfolio                                  0.60%         0.04%        --         0.64%
Scudder High Income Portfolio                             0.60%         0.07%        --         0.67%
Scudder International Select Equity Portfolio (1)         0.75%         0.19%        --         0.94%
Scudder Large Cap Value Portfolio (formerly,
  Scudder Contrarian Value Portfolio)  (1)                0.75%         0.05%        --         0.80%
Scudder Small Cap Growth Portfolio                        0.65%         0.04%        --         0.69%
Scudder Total Return Portfolio                            0.55%         0.04%        --         0.59%
SVS Dreman Small Cap Value Portfolio (1)                  0.75%         0.05%        --         0.80%
SVS Focus Value+Growth Portfolio (1)                      0.75%         0.10%        --         0.85%
----------------------------------------------------- -------------- ------------- -------- ---------------
(1)

Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Class A shares to the amount set forth after the portfolio name: SVS Focus Value+Growth (0.84%); Scudder Contrarian Value (0.80%); SVS Dreman Small Cap Value (0.84%); Scudder Fixed Income (0.80%); Scudder Blue Chip (0.95%).

THE STRONG FUNDS

Strong Mid Cap Growth Fund II: Invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the Fund’s manager believes have favorable prospects for growth of earnings and capital appreciation.

Strong Opportunity Fund II: Invests, under normal conditions, primarily in stocks of medium capitalization companies that the Fund’s managers believe are underpriced, yet have attractive growth prospects.

The investment adviser for each Fund is Strong Capital Management, Inc. ("Strong"). Strong's principal business address is P.O. Box 2936, Milwaukee, Wisconsin 53201.
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                                             THE STRONG FUNDS

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----------------------------------------------------- ------------- -------------- ------- ----------------
Fund Name                                              Investment       Other      12b-1   Total Expenses
                                                        Advisory
                                                          Fees        Expenses      Fees
----------------------------------------------------- ------------- -------------- ------- ----------------
Strong Mid Cap Growth Fund II (1) (2)                    0.75%          0.71%        --         1.46%
Strong Opportunity Fund II (1) (2)                       0.75%          0.65%        --         1.40%
----------------------------------------------------- ------------- -------------- ------- ----------------
(1)	The Funds each have breakpoint schedules under which the management fee will decrease on Fund net assets above designated levels.

(2)

The Funds participated in a program under which they received a credit for part of the brokerage commission paid in transactions with participating brokers. These credits were applied to the Funds’ Other Expenses that were not attributable to Strong or its affiliates. Total Annual Operating Expenses do not reflect these credits or voluntary waivers of fees and/or expense absorptions. After giving effect to these credits and with waivers and/or absorptions, Total Annual Operating Expenses were 1.18% and 1.09% for the Strong Mid Cap Growth Fund II and the Strong Opportunity Fund II, respectively. We can modify or terminate voluntary waivers and/or absorptions at any time.

T.	ROWE PRICE

T.	Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies. T. Rowe Price will normally invest at least 80% of the fund’s net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends.

Mid-Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in mid-cap stocks with potential for above-average earnings growth. Normally, at least 80% of net assets will be invested in a diversified portfolio of common stocks of medium-sized companies (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in either the S&P 400 Mid-Cap Index or the Russell Midcap Growth Index.

New America Growth: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today’s “new America.” The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector’s contribution to GDP from year to year.

Personal Strategy Balanced Portfolio: Seeks the highest total return over time, consistent with an emphasis on both capital growth and income. The Portfolio invests in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities.

T. Rowe Price International Series, Inc.

International Stock Portfolio: Seeks to provide long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies. Normally, at least 80% of the fund’s net assets will be invested in stocks.

T. Rowe Price Fixed Income Series, Inc.

Limited-Term Bond Portfolio: Seeks a high level of income consistent with moderate fluctuations in principal value. The portfolio normally invests at least 80% of net assets in bonds and 65% of total assets in short- and intermediate-term bonds. At least 90% of the fund’s portfolio will consist of investment grade securities.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price’s principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price International, Inc. (“Price International”), an indirect subsidiary of T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202.

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                                              T. ROWE PRICE
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---------------------------------------------------- -------------- -------------- ------- ----------------
Fund Name                                             Investment        Other      12b-1   Total Expenses
                                                     Advisory Fees    Expenses      Fees
---------------------------------------------------- -------------- -------------- ------- ----------------
---------------------------------------------------- -------------- -------------- ------- ----------------
Equity Income Portfolio (1)                              0.85%          0.00%        --         0.85%
International Stock Portfolio (1)                        1.05%          0.00%        --         1.05%
Limited-Term Bond Portfolio (1)                          0.70%          0.00%        --         0.70%
Mid-Cap Growth Portfolio (1)                             0.85%          0.00%        --         0.85%
New America Growth Portfolio (1)                         0.85%          0.00%        --         0.85%
Personal Strategy Balanced Portfolio (1)                0.88%*          0.00%        --         0.88%
---------------------------------------------------- -------------- -------------- ------- ----------------

* Includes permanently waived expense (0.02% of average net assets) related to investments in T. Rowe Price mutual funds.

(1)

Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Fund’s independent directors.

Certain Funds have investment objectives and policies closely resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available Fund. That prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this supplement and the GVUL product prospectus. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential Insurance may stop offering one or more Funds or may substitute a different mutual fund for any Fund.

Each Fund has provided Prudential Insurance with information about its management fees and other expenses. Except for the Series Fund, Prudential Insurance has not verified that information independently.

1

PART C:

OTHER INFORMATION

Item 27. EXHIBITS

Exhibit (a)     Resolutions of the Board of Directors of The Prudential Insurance Company of America.
                i.      Resolution establishing The Prudential Variable Contract Account GI-2.  (Note 2)
                ii.     Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential
                        Variable Contract Account GI-2.  (Note 3)

Exhibit (b)     Custodian Agreements.     Not Applicable.

Exhibit (c)     Underwriting Contracts.
                i.      Distribution Agreement between Prudential Investment Management Services LLC and The Prudential
                        Insurance Company of America.  (Note 4)
                ii.     Proposed form of Agreement between Prudential Investment Management Services LLC and independent brokers with respect to the Sale of the Group Contracts and Certificates.  (Note 3)
                iii.    Schedule of Commissions.  (Note 3)

Exhibit (d)     Contracts.
                i.      Group Contract (Note 4)
                ii.     Individual Certificate.  (Note 4)

Exhibit (e)     Applications.
                i.      Application Form for Group Contract.  (Note 2)
                ii.     Enrollment Form for Certificate.  (Note 3)
                iii.    Form of Investment Division Allocation Supplement.  (Note 3)

Exhibit (f)     Depositor's Certificate of Incorporation and By-Laws.
                i.      Charter of The Prudential Insurance Company of America, as amended February 27, 2002  (Note 8)
                ii.     By-laws of The Prudential Insurance Company of America, as amended September 10, 2002  (Note 8)

Exhibit (g)     Re-Insurance Contracts.

Exhibit (h)     Participation Agreements.
                i.      Representative Fund Participation Agreements.  (Note 5)

Exhibit (i)     Administrative Contracts.  Not Applicable

Exhibit (j)     Other Material Contracts.  Not Applicable

Exhibit (k)     Legal Opinion.
                i.       Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered.
                      (Note 1)

Exhibit (l)     Actuarial Opinion.  Not Applicable

Exhibit (m)     Calculation.  Not Applicable.

Exhibit (n)     Other Opinions.
                i.      Written consent of PricewaterhouseCoopers LLP, independent accountants.  (Note 1)

Exhibit (o)     Omitted Financial Statements.  Not Applicable.

Exhibit (p)     Initial Capital Agreements.   Not Applicable

Exhibit (q)     Redeemability Exemption.
                i.      Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii).  (Note 6)

Exhibit (r)     Powers of Attorney.  (Note 7)

(Note 1)        Filed herewith.

(Note 2)        Incorporated by reference to Registrant's Form S-6, filed February 16, 1996.

(Note 3)        Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed
                January 27, 1997.

(Note 4)        Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed
                April 29, 1997.

(Note 5)        Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement,filed
                May 14, 1997.

(Note 6)        Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed
                August 22, 1996.

(Note 7)        Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No.33-20083,
                filed April 10, 2001, on behalf of The Prudential Variable Contract Real Property Account.

(Note 8)        Incorporated by reference to Post -Effective Amendment No. 8 to this Registration Statement,filed February
                14, 2003.

Item 28. Directors and Officers of the Depositor.

DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW — Director since 1994. Member, Committee on Finance & Dividends; Member, Investment Committee. Business consultant since 1987. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 69. Address: 751 Broad Street, Newark, NJ 07102-3777.

FREDERIC K. BECKER — Director since 1994. Chairman, Audit Committee; Member, Corporate Governance Committee; Member, Executive Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 68. Address: 751 Broad Street, Newark, NJ 07102-3777.

GILBERT F. CASELLAS — Director since 1998. Member, Committee on Business Ethics; Member, Committee on Finance & Dividends; Member, Investment Committee. President, Casellas & Associates, LLC since 2002. President and Chief Executive Officer, Q-Linx Inc. from January 2001 to September 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from January 1999 to December 2000. Partner, McConnell Valdes, LLP, 1998 to 1999. Age 51. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES G. CULLEN — Director since 1994. Member, Compensation Committee; Member, Audit Committee. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998 to 2000. Mr. Cullen is also a director of Agilient Technologies, Inc., and Johnson & Johnson. Age 61. Address: Address: 751 Broad Street, Newark, NJ 07102-3777.

WILLIAM H. GRAY III — Director since 1991. Chairman, Corporate Governance Committee; Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer of The College Fund/UNCF since 1991. Mr. Gray is also a director of JP Morgan Chase & Co., Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, and Electronic Data Systems. Age 62. Address: 751 Broad Street, Newark, NJ 07102-3777.

JON F. HANSON — Director since 1991. Chairman, Investment Committee; Chairman, Committee on Finance & Dividends. Chairman of The Hampshire Companies since 1976. Mr. Hanson is also a director of CD&L, Inc., HealthSouth Corp., and Pascack Community Bank. Age 67. Address: 751 Broad Street, Newark, NJ 07102-3777.

GLEN H. HINER — Director since 1997. Member, Committee on Business Ethics; Member, Compensation Committee; Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Dana Corporation since 2003. Chairman and Chief Executive Officer of Owens Corning from 1992 to 2002. Mr. Hiner is also a director of Dana Corporation. Age 69. Address: 751 Broad Street, Newark, NJ 07102-3777.

CONSTANCE J. HORNER — Director since 1994. Member, Compensation Committee; Member, Corporate Governance Committee. Guest Scholar, The Brookings Institute, since 1993. Ms. Horner is also a director of Ingersoll-Rand Company, Ltd., and Pfizer, Inc. Age 62. Address: 751 Broad Street, Newark, NJ 07102-3777.

KARL J. KRAPEK — Director since 2004. Retired since 2002. President and Chief Operating Officer, United Technologies Corporation from 1999 to 2002. Mr. Krapek is also a director of Lucent Technologies and Visteon Corporation. Age 55. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ — Director since 1997. Member, Audit Committee. Principal of Microleasing, LLC since 2001. Chairman of Volkhov International Business Incubator from 1995 to 2002. Principal of Investment Strategies International from 1994 to 2000. Age 69. Address: 751 Broad Street, Newark, NJ 07102-3777.

RICHARD M. THOMSON —Director since 1976. Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Mr. Thomson is also a director of INCO, Limited, The Thomson Corporation, The Toronto-Dominion Bank, Stuart Energy Systems, Inc., Nexen Inc., and Trizec Properties, Inc. Age 70. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES A. UNRUH — Director since 1996. Member, Corporate Governance Committee; Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Age 63. Address: 751 Broad Street, Newark, NJ 07102-3777.

STANLEY C. VAN NESS — Director since 1990. Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 70. Address: 751 Broad Street, Newark, NJ 07102-3777.

PRINCIPAL OFFICERS

ARTHUR F. RYAN — Chairman of the Board, Chief Executive Officer and President, Prudential, since 1994 (current term expires June, 2004). Mr. Ryan is also a director of Regeneron Pharmaceuticals. Age 61. Address: 751 Broad Street, Newark, NJ 07102-3777.

VIVIAN L. BANTA — Chief Executive Officer, Insurance Division, Prudential, since 2002. Executive Vice President from 2000 to 2002. Senior Vice President from January 2000 to March 2000. Prior to joining Prudential Ms. Banta was an independent consultant. Age 53. Address: 751 Broad Street, Newark, NJ 07102-3777.

MARK B. GRIER — Vice Chairman, Financial Management, Prudential, since 2002. Executive Vice President, Financial Management, from 2000 to 2002. Prior to 2000 Executive Vice President, Corporate Governance. Age 51. Address: 751 Broad Street, Newark, NJ 07102-3777.

ROBERT C. GOLDEN—Executive Vice President, Prudential, since 1997. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

RICHARD J. CARBONE—Senior Vice President and Chief Financial Officer, Prudential, since 1997. Age 55. Address: 751 Broad Street, Newark, NJ 07102-3777.

C.   EDWARD CHAPLIN — Senior Vice President and Treasurer, Prudential, since 2000. Vice President and Treasurer from 1995 to 2000. Mr. Chaplin is also a director of MBIA, Inc. Age 47. Address: 751 Broad Street, Newark, NJ 07102-3777.

JOHN M. LIFTIN—Senior Vice President and General Counsel, Prudential, since 1998. Age 60. Address: 751 Broad Street, Newark, NJ 07102-3777.

ANTHONY S. PISZEL — Senior Vice President and Controller, Prudential, since 2000. Vice President and Controller from 1998 to 2000. Age 49. Address: 751 Broad Street, Newark, NJ 07102-3777.

SHARON C. TAYLOR — Senior Vice President, Prudential, since June 2002. Vice President, Human Resources Communities of Practice, from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services, from 1998 to 2000. Age 49. Address: 751 Broad Street, Newark, NJ 07102-3777.

KATHLEEN M. GIBSON — Vice President and Secretary, Prudential, since 2002. Associate General Counsel and Assistant Secretary, Becton, Dickinson and Company, from 2001 to 2002. Vice President and Corporate Secretary, Honeywell International, Inc, from 1997 to 2001. Age 49. Address: 751 Broad Street, Newark, NJ 07102-3777.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Most of the Registrant’s outstanding securities are owned by the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940 (the “Act”): The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company (“Pruco Life”); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

Registrant’s shares will be voted in proportion to the directions of persons having interests in the separate accounts holding shares of the Registrant. Registrant may nonetheless be deemed to be controlled by such entities by virtue of the presumption contained in Section 2(a)(9) of the Act, although Registrant disclaims such control.

In addition to the subsidiaries listed in its Annual Report, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Act. The separate accounts are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed March 10, 2004, the text of which is hereby incorporated.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit f(ii) of Post-Effective Amendment No. 8 to this Registration Statement filed on February 14, 2003.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

(a)     Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, American Skandia Advisor Funds, Inc., Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Prudential Discovery Premier Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

    (b)(1)        The following table sets forth certain information regarding the officers and directors of PIMS:

                                                       POSITIONS AND OFFICES          POSITIONS AND OFFICES
                              NAME (1)                   WITH UNDERWRITER                WITH REGISTRANT

                        Robert F. Gunia         President                               None

                        Kenneth I.  Schindler   Senior Vice President & Chief           None
                                                Compliance Officer

                        David Odenath           Executive Vice President                None

                        Scott Sleyster          Executive Vice President                None

                        Stephen Pelletier       Executive Vice President                None

                        Bernard B. Winograd     Executive Vice President                None

                        Edward P. Baird         Executive Vice President                None

                        William V. Healey       Senior Vice President, Secretary        None
                                                and
                                                Chief Legal Officer

                        Michael J. McQuade      Senior Vice President,                  None
                                                Comptroller and
                                                Chief Financial Officer

                        C. Edward Chaplin       Executive Vice President and            None
                                                Treasurer

                        Peter J. Boland         Vice President and Deputy               None
                                                Chief Operating Officer

The principal business address for the directors and officers is 751 Broad Street, Newark, NJ 07102.

(c)
------------------------------- --------------------- -------------------------- --------------------- ---------------------
Name of Principal Underwriter   Net Underwriting      Compensation on            Brokerage             Compensation
                                Discounts and         Redemption                 Commission
                                Commissions
------------------------------- --------------------- -------------------------- --------------------- ---------------------
------------------------------- --------------------- -------------------------- --------------------- ---------------------

------------------------------- --------------------- -------------------------- --------------------- ---------------------
------------------------------- --------------------- -------------------------- --------------------- ---------------------
Prudential Investment                 $10,030                    -0-                     -0-                   -0-
Management Services, LLC
------------------------------- --------------------- -------------------------- --------------------- ---------------------
------------------------------- --------------------- -------------------------- --------------------- ---------------------

------------------------------- --------------------- -------------------------- --------------------- ---------------------

Item 32. Location of Accounts and Records

Both the Depositor, The Prudential Insurance Company of America, and the Principal Underwriter, Prudential Investment Management Services, LLC (“PIMS”), are located at Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential Insurance”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

                                                    SIGNATURES

                                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                                                   (Registrant)
                                  By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                                    (Depositor)

Attest:  _________________________

By:      /s/ Michael Witwer
         Michael Witwer
         Senior Vice President

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 30th day of April, 2004.

      (SEAL)

/s/*________________________________             /s/*____________________________
ARTHUR F. RYAN                                   GLEN H. HINER
CHAIRMAN OF THE BOARD, PRESIDENT AND             DIRECTOR
CHIEF EXECUTIVE OFFICER
                                                 /s/*____________________________
/s/*________________________________             CONSTANCE J. HORNER
ANTHONY S. PISZEL                                DIRECTOR
SENIOR VICE PRESIDENT AND CONTROLLER
SENIOR VICE PRESIDENT AND CHIEF
FINANCIAL OFFICER                                /s/*____________________________
                                                 IDA F.S. SCHMERTZ
/s/*_______________________________              DIRECTOR
FRANKLIN E. AGNEW
Director
                                                 /s/*____________________________
/s/*_______________________________              RICHARD M. THOMSON
FREDERIC K. BECKER                               DIRECTOR
DIRECTOR
                                                 /s/*____________________________
/s/*_______________________________              JAMES A. UNRUH
GILBERT F. CASELLAS                              DIRECTOR
DIRECTOR
                                                 /s/*____________________________
/s/*_______________________________              STANLEY C. VAN NESS
JAMES G. CULLEN                                  DIRECTOR
PRESIDENT AND DIRECTOR

/s/*_______________________________
WILLIAM H. GRAY, III
DIRECTOR
                                                       *By: /s/ Thomas C. Castano
/s/*_______________________________                    Attorney-in-Fact
JON F. HANSON                                          Dated:  April 30, 2004
DIRECTOR

EXHIBIT INDEX

k(i).....Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered

n(i).....Written consent of PricewaterhouseCoopers LLP, independent  accountants